UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Flagstone Reinsurance Holdings, S.A.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Flagstone Reinsurance Holdings, S.A.
37, Val St. André
L-1128 Luxembourg
Grand Duchy of Luxembourg
RCS Luxembourg number: B153214

April  , 2011

Dear Shareholder:

You are cordially invited to attend the 2011 Annual General Meeting of Shareholders (the “Annual General Meeting”) of Flagstone Reinsurance Holdings, S.A. (the “Company” or “we”) which will be held on May 12, 2011, at 2 p.m. (Central European Time) at Hôtel Le Royal Luxembourg, 12 Boulevard Royal, Luxembourg L-2449, Grand Duchy of Luxembourg. Details regarding the admission to the Annual General Meeting and the business to be conducted at the Annual General Meeting can be found in the attached Notice of Annual General Meeting and the attached Proxy Statement.

This year, we are pleased to be using the U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our shareholders a notice instead of a paper copy of this Proxy Statement and our 2010 Annual Report on Form 10-K (together with related documents, the “2010 Annual Report”). The notice contains instructions on how to access those documents over the Internet and how to receive a paper copy of our proxy materials, including this Proxy Statement, our 2010 Annual Report and a form of proxy card or voting instruction card. All shareholders who do not receive a notice, including shareholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail unless they have previously requested delivery of proxy materials electronically. This distribution process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

If you are a shareholder of record who receives a notice and proxy card by registered mail from Luxembourg and who does not wish to attend the Annual General Meeting, your shares can be voted if you submit your written proxy by mail or by physical delivery to the registered office of the Company prior to the Annual General Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual General Meeting in person, we hope that you will submit your proxy or voting instructions as soon as possible by following the instructions in these proxy materials.

I look forward to greeting those of you who are able to attend.

Sincerely,

David A. Brown
Chief Executive Officer

The attached Proxy Statement is dated April  , 2011. The Proxy Statement (which includes, for Luxembourg law purposes, the Consolidated Management Report of the Board of Directors, the Authorized Statutory Auditor’s Reports and the Luxembourg Statutory Accounts), the accompanying proxy card, the Notice of Annual General Meeting and the Company’s 2010 Annual Report are first being made available to shareholders on or about April  , 2011 and will be available from April  , 2011 at the Company’s registered office.

Flagstone Reinsurance Holdings, S.A.
37, Val St. André
L-1128 Luxembourg
Grand Duchy of Luxembourg
RCS Luxembourg number: B153214

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 12, 2011

NOTICE IS HEREBY GIVEN that the 2011 Annual General Meeting of Shareholders (the “Annual General Meeting”) of Flagstone Reinsurance Holdings, S.A. (the “Company” or “we”) will be held on May 12, 2011, at 2 p.m. Central European Time at Hôtel Le Royal Luxembourg, 12 Boulevard Royal, Luxembourg  L-2449, Grand Duchy of Luxembourg for the following purposes:

Ordinary Business

1.	To elect four Class B directors to hold office until the 2014 annual general meeting of shareholders or until their respective successors have been duly elected or appointed.

2.	To elect certain individuals as Designated Company Directors of certain of the Company’s non-U.S. subsidiaries.

3.
To approve the appointment of Deloitte & Touche Ltd. (Bermuda) to serve as the Company’s Independent Registered Public Accounting Firm (the “Independent Auditor”) for fiscal year 2011 and until our 2012 annual general meeting of shareholders and to refer the determination of the auditor’s remuneration to the Board of Directors.

4.
To approve, as required by Luxembourg law, the appointment of Deloitte S.A. (Luxembourg) to serve as the Company’s réviseur d’entreprises agréé (the “Authorized Statutory Auditor”) for the fiscal year 2011 and until our 2012 annual general meeting of shareholders.

5.	To conduct an advisory vote on executive compensation.

6.	To conduct an advisory vote on the frequency of holding future advisory votes on executive compensation.

7.
To approve, as required by Luxembourg law, the consolidated financial statements of the Company prepared in accordance with U.S. GAAP and the annual accounts of the Company prepared in accordance with Luxembourg GAAP, in each case as at and for the year ended December 31, 2010 (together, the “Luxembourg Statutory Accounts”).

8.
To approve, as required by Luxembourg law, the Consolidated Management Report of the Board of Directors on the business of the Company in relation to the year ended December 31, 2010 and the Authorized Statutory Auditor’s Reports on the Luxembourg Statutory Accounts as at and for the year ended December 31, 2010.

9.	To allocate, as required by Luxembourg law, the Company’s results and part of its distributable reserves.

10.	To grant a discharge to each of the current and past directors and officers of the Company in respect to the performance of their mandates during the year ended December 31, 2010.

11.	To approve, as required by Luxembourg law, all interim dividends declared since the Company’s last annual general meeting of shareholders.

Special Business

12.
To approve amendments to the Articles of Incorporation (Statuts) to, among other things, (i) limit the voting rights of certain of the Company’s U.S. shareholders under limited circumstances, (ii) clarify the roles of the Authorized Statutory Auditor and the Independent Auditor, (iii) clarify the authority of the Board of Directors of the Company to issue shares upon the conversion of convertible debt, (iv) amend the term “Warrant” and (v) change the date of the Company’s annual general meetings.

The ordinary and special business of the Annual General Meeting set out above is described in more detail in this Proxy Statement and the proposals that form part of this Notice.

In addition, we will consider any other business as may properly come before the Annual General Meeting or any adjournment(s) thereof. The Company’s audited consolidated financial statements for the fiscal year ended December 31, 2010, included in the 2010 Annual Report on Form 10-K (together with related documents, the “2010 Annual Report”), and the Luxembourg Statutory Accounts will be presented at the Annual General Meeting. The Consolidated Management Report of the Board of Directors, the Authorized Statutory Auditor’s Reports and the Luxembourg Statutory Accounts are included in this Proxy Statement and will also be available for inspection at the Company’s registered office at least 15 days prior to the Annual General Meeting and at the Annual General Meeting. At the Annual General Meeting, shareholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual General Meeting or any adjournment(s) thereof.

Your vote is very important. Whether or not you plan to attend the Annual General Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. If you are a shareholder of record holding your shares directly in your name, you may submit your proxy by signing, dating and returning your proxy card in the enclosed postage-paid envelope or by personal delivery to the registered office of the Company. This proxy may be revoked if the shares are represented in person and voted at the Annual General Meeting by the record holder as of the date of the Annual General Meeting. If you are a beneficial owner holding your shares in “street name” (through a broker, bank, trustee or other nominee) as of the close of business on March 21, 2011, the record date fixed by our Board of Directors, you should submit your voting instructions in accordance with the instructions on the voting instruction form provided to you. For specific instructions on how to submit your proxy or voting instruction form, please refer to the section entitled Questions and Answers beginning on page 2 of this Proxy Statement.

The attached Proxy Statement is dated April  , 2011. The Proxy Statement (which includes, for Luxembourg law purposes, the Consolidated Management Report of the Board of Directors, the Authorized Statutory Auditor’s Reports and the Luxembourg Statutory Accounts), the accompanying proxy card, the Notice of Annual General Meeting and the Company’s 2010 Annual Report are first being made available to shareholders on or about April  , 2011 and will be available from April  , 2011 at the Company’s registered office.

By order of the Board of Directors,

William F. Fawcett
Corporate Secretary
Luxembourg, Grand Duchy of Luxembourg

Important Notice Regarding the Availability of Proxy Materials for the 2011 Annual General Meeting of Shareholders to be held on May 12, 2011.

The Notice of Annual General Meeting, the Proxy Statement and the 2010 Annual Report are available at http://ir.flagstonere.com/phoenix.zhtml?c=205986&p=proxy

PROXY STATEMENT	1
QUESTIONS AND ANSWERS	2
THE ANNUAL GENERAL MEETING	8
PROPOSAL 1 – ELECTION OF DIRECTORS	12
PROPOSAL 2 – ELECTION OF SUBSIDIARY DIRECTORS	13
PROPOSAL 3 – APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16
PROPOSAL 4 – APPOINTMENT OF AUTHORIZED STATUTORY AUDITOR	18
PROPOSAL 5 – ADVISORY VOTE ON EXECUTIVE COMPENSATION	19
PROPOSAL 6 – ADVISORY VOTE ON THE FREQUENCY OF THE EXECUTIVE COMPENSATION ADVISORY VOTE	21
PROPOSAL 7 – APPROVAL OF THE LUXEMBOURG STATUTORY ACCOUNTS FOR THE YEAR ENDED DECEMBER 31, 2010	23
PROPOSAL 8 – APPROVAL OF THE CONSOLIDATED MANAGEMENT REPORT OF THE BOARD OF DIRECTORS AND THE AUTHORIZED STATUTORY AUDITOR’S REPORTS FOR THE YEAR ENDED DECEMBER 31, 2010	24
PROPOSAL 9 – ALLOCATION OF RESULTS AND PART OF DISTRIBUTABLE RESERVE	25
PROPOSAL 10 – DISCHARGE OF LIABILITY OF EACH OF THE CURRENT AND PAST DIRECTORS AND OFFICERS FOR THE PERFORMANCE OF THEIR DUTIES DURING THE YEAR ENDED DECEMBER 31, 2010.	26
PROPOSAL 11 – APPROVAL OF INTERIM DIVIDENDS DECLARED SINCE THE LAST ANNUAL GENERAL MEETING OF SHAREHOLDERS	27
PROPOSAL 12 – AMENDMENTS TO THE COMPANY’S ARTICLES OF INCORPORATION	28
OUR DIRECTORS	30
EXECUTIVE OFFICERS	34
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	36
COMPENSATION DISCUSSION AND ANALYSIS	38
COMPENSATION COMMITTEE REPORT	46
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS	60
CORPORATE GOVERNANCE	62
AUDIT COMMITTEE REPORT	67
SIGNIFICANT BOARD PRACTICES	68
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	69
SHAREHOLDER PROPOSALS	69
ADDITIONAL INFORMATION	70
HOUSEHOLDING	70
EXHIBIT B - CONSOLIDATED MANAGEMENT REPORT OF THE BOARD OF DIRECTORS	B-1
EXHIBIT D - AMENDED ARTICLES OF INCORPORATION	D-1

PROXY STATEMENT

General

This Proxy Statement has information about the 2011 Annual General Meeting of Shareholders (the “Annual General Meeting”) of Flagstone Reinsurance Holdings, S.A. (the “Company”) and was prepared by our management at the direction of Company’s Board of Directors (the “Board of Directors” or “Board”). This Proxy Statement is being made available to you over the Internet or mailed through the U.S. or Luxembourg postal service on or around April  , 2011.

Annual General Meeting

Date:	May 12, 2011
Time:	2 p.m. (Central European Time)
Place:	Hôtel Le Royal Luxembourg 12 Boulevard Royal Luxembourg L-2449 Grand Duchy of Luxembourg

Persons Making the Solicitation

Proxies in the form enclosed are being solicited by the Board of Directors. The persons named in the accompanying proxy card have been designated as proxies by the Board of Directors. Such persons designated as proxies serve as officers of the Company.

Board Recommendation

The Company’s Board of Directors recommends that you vote your shares:

○	“FOR” each of the Company’s nominees to the Board (Proposal No. 1);
○	“FOR” the Designated Company Directors (Proposal No. 2);
○	“THREE YEARS” for the proposal regarding the advisory vote on the frequency of the executive compensation advisory vote (Proposal No. 6); and
○	“FOR” all the other proposals.

QUESTIONS AND ANSWERS

Voting

Why did I receive these materials?

The Board has made these materials available to you over the Internet or delivered paper copies of these materials to you by mail in connection with the solicitation of proxies for use at the Annual General Meeting, which will take place on May 12, 2011 at 2:00 p.m. Central European Time at Hôtel Le Royal Luxembourg, 12 Boulevard Royal, Luxembourg  L-2449, Grand Duchy of Luxembourg. As a shareholder of the Company, you are invited to attend the Annual General Meeting and vote on the items of business described in this Proxy Statement.

What information is contained in this Proxy Statement?

This Proxy Statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (“SEC”) and that relate to the proposals to be voted on at the Annual General Meeting, the voting process, compensation matters, corporate governance, information about our Board of Directors and certain related information. It also contains information required to be given to you pursuant to Luxembourg law.

What is included in the proxy materials?

The proxy materials include:

●
Our Proxy Statement for the Annual General Meeting (which includes, for Luxembourg law purposes, the Consolidated Management Report of the Board of Directors, the Authorized Statutory Auditor’s Reports and the Luxembourg Statutory Accounts);

●	Our 2010 Annual Report on Form 10-K (together with related documents, the “2010 Annual Report”); and

●	A proxy card or a voting instruction card (together, the “Proxy Materials”).

Who is entitled to vote?

If you are a shareholder of record holding your shares directly in your name, you may submit your proxy by signing, dating and returning your proxy card in the enclosed postage-paid envelope or by personal delivery to the registered office of the Company. This proxy may be revoked if the shares are represented in person and voted at the Annual General Meeting by the record holder as of the date of the Annual General Meeting. If you are a beneficial owner holding your shares in “street name” (through a broker, bank, trustee or other nominee) as of the close of business on March 21, 2011, the record date fixed by our Board of Directors, you should submit your voting instructions in accordance with the instructions on the voting instruction form provided to you.

How many votes do I have?

Each holder of a share entitled to vote will be entitled to one vote per share on each matter presented at the Annual General Meeting. On March 21, 2011, there were  shares outstanding and entitled to vote at the Annual General Meeting.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a full set of proxy materials?

This year, we are pleased to be using the SEC rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our shareholders a notice of Internet availability of proxy materials instead of a paper copy of the proxy materials. All shareholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the notice. In addition, the notice contains instructions on how you may request to access proxy materials in printed form by mail or electronically on an ongoing basis.

Why didn’t I receive a notice of Internet availability of proxy materials in the mail?

We are providing some of our shareholders, including shareholders of record, shareholders who have previously requested to receive paper copies of the proxy materials and some of our shareholders who are living outside of the United States, with paper copies of the proxy materials instead of a notice of Internet availability of proxy materials.

How can I access the proxy materials over the Internet?

Your notice of Internet availability of proxy materials, proxy card or voting instruction card will contain instructions on how to:

●	View our proxy materials for the Annual General Meeting on the Internet; and

●	Instruct us to send our future proxy materials to you electronically by e-mail.

Our proxy materials are also available on the “Financial & Investor Information” section our website at www.flagstonere.com.

Your notice of Internet availability of proxy materials, proxy card or voting instruction card will contain instructions on how you may request to access proxy materials electronically on an ongoing basis. Choosing to access your future proxy materials electronically will help us conserve natural resources and reduce the costs of distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

How may I obtain a paper copy of the proxy materials?

Shareholders receiving a notice of Internet availability of proxy materials by mail will find instructions about how to obtain a paper copy of the proxy materials on the notice. All shareholders who do not receive a notice of Internet availability of proxy materials by mail will receive a paper copy of the proxy materials by mail.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The Company adopted a procedure called “householding,” which the SEC has approved. Under this procedure, if you are a beneficial owner holding your shares in street name and you share an address with another shareholder, you may receive a single copy of the notice of Internet availability of proxy materials and, if applicable, the Proxy Materials, unless you have provided contrary instructions. This procedure reduces the Company’s printing costs, mailing costs and fees. If you wish to receive a separate copy of the notice of Internet availability of proxy materials and, if applicable, these Proxy Materials now, please request the additional copy by contacting Broadridge, either by phone at 1-800-579-1639, by e-mail at sendmaterial@proxyvote.com or on the Internet at www.proxyvote.com. A separate set of Proxy Materials will be sent promptly following receipt of your request. All shareholders also may write to us at the address below to request a separate copy of these materials:

Flagstone Reinsurance Holdings, S.A.
Attn: Company Secretary
37, Val St. André
L-1128 Luxembourg
Grand Duchy of Luxembourg

What should I do if I receive more than one notice of Internet availability of proxy materials or more than one paper copy of the proxy materials?

You may receive more than one notice or more than one paper copy of the proxy materials, including multiple paper copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice or a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you may receive more than one notice or more than one proxy card. To submit your proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive.

How may I obtain a copy of the Company’s 2010 Annual Report and other financial information?

Shareholders may request a free copy of our 2010 Annual Report, which includes our 2010 Form 10-K, from:

Flagstone Reinsurance Holdings, S.A.
Attn: Company Secretary
37, Val St. André
L-1128 Luxembourg
Grand Duchy of Luxembourg

Alternatively, shareholders can access the 2010 Annual Report on Flagstone’s website at www.flagstonere.com. We also will furnish any exhibit to the 2010 Form 10-K if specifically requested.

What proposals are being presented at the Annual General Meeting?

We intend to present several proposals for shareholder consideration and approval at the Annual General Meeting in connection with corporate matters. These proposals are:

Ordinary Business

●	To elect four Class B directors to hold office until the 2014 annual general meeting of shareholders or until their respective successors have been duly elected or appointed.

●	To elect certain individuals as Designated Company Directors of certain of the Company’s non-U.S. subsidiaries.

●
To approve the appointment of Deloitte & Touche Ltd. (Bermuda) to serve as the Company’s Independent Registered Public Accounting Firm (the “Independent Auditor”) for fiscal year 2011 and until our 2012 annual general meeting of shareholders and to refer the determination of the auditor’s remuneration to the Board of Directors.

●
To approve, as required by Luxembourg law, the appointment of Deloitte S.A. (Luxembourg) to serve as the Company’s réviseur d’entreprises agréé (the “Authorized Statutory Auditor”) for the fiscal year 2011 and until our 2012 annual general meeting of shareholders.

●	To conduct an advisory vote on executive compensation.

●	To conduct an advisory vote on the frequency of holding future advisory votes on the executive compensation.

●
To approve, as required by Luxembourg law, the consolidated financial statements of the Company prepared in accordance with U.S. GAAP and the annual accounts of the Company prepared in accordance with Luxembourg GAAP, in each case as at and for the year ended December 31, 2010 (together, the “Luxembourg Statutory Accounts”).

●
To approve, as required by Luxembourg law, the Consolidated Management Report of the Board of Directors on the business of the Company in relation to the year ended December 31, 2010 and the Authorized Statutory Auditor’s Reports on the Luxembourg Statutory Accounts as at and for the year ended December 31, 2010.

●	To allocate, as required by Luxembourg law, the Company’s results and part of its distributable reserves.

●	To grant a discharge to each of the current and past directors and officers of the Company in respect to the performance of their mandates during the year ended December 31, 2010.

●	To approve, as required by Luxembourg law, all interim dividends declared since the Company’s last annual general meeting of shareholders.

Special Business

●
To approve amendments to the Articles of Incorporation (Statuts) to, among other things, (i) limit the voting rights of certain of the Company’s U.S. shareholders under limited circumstances, (ii) clarify the roles of the Authorized Statutory Auditor and the Independent Auditor, (iii) clarify the authority of the Board of Directors of the Company to issue shares upon the conversion of convertible debt, (iv) amend the term “Warrant” and (v) change the date of the Company’s annual general meetings.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most Flagstone shareholders hold their shares as a beneficial owner through a broker, bank, trustee or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares owned beneficially.

●
Shareholder of Record—If your shares are held directly in your name with Flagstone’s transfer agent, you are considered, with respect to those shares, a “shareholder of record.” As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to a third party, or to vote in person at the Annual General Meeting if you hold your shares as of that date.

●
Beneficial Owner—If your shares are held through a broker, bank, trustee or other nominee, you are considered the “beneficial owner” of those shares held in “street name”. As the beneficial owner of those shares on the record date fixed by the Board, you have the right to direct your broker, bank, trustee or other nominee how to vote and you also are invited to attend the Annual General Meeting. However, because your shares are not held directly in your name, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank, trustee or other nominee that holds your shares, giving you the right to vote the shares at the Annual General Meeting.

How do I attend the Annual General Meeting?

All shareholders are invited to attend the Annual General Meeting. For admission to the Annual General Meeting, shareholders of record should bring valid proof of identification as a shareholder as of the date of the Annual General Meeting. Those who have beneficial ownership of shares held in street name must bring account statements or letters from their brokers, banks, trustees or other nominees showing that they own shares of the Company as of the record date.

How can I vote my shares in person at the Annual General Meeting?

Shares held in your name as the shareholder of record as of the date of the Annual General Meeting may be voted in person at the Annual General Meeting. Shares that you hold in street name as of the record date may be voted in person at the Annual General Meeting only if you obtain a legal proxy from the broker, bank, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual General Meeting, we recommend that you also submit your proxy or voting instruction card as described below so that your vote will be counted.

How can I make sure my shares are voted without attending the Annual General Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual General Meeting. If you hold your shares directly in your name, you may submit your proxy by signing, dating and returning your proxy card in the enclosed postage-paid envelope or by personal delivery to the registered office of the Company. If you hold your shares in street name through a broker, bank, trustee or other nominee, you must follow the instructions on the voting instruction form provided to you.

What if I return my proxy or voting instruction card but do not mark it to show how I am voting?

Your shares will be voted according to the instructions you have indicated on your proxy or voting instruction card. If you sign and return your proxy card but do not indicate instructions for voting, your shares will be voted in accordance with the Board’s recommendations, that is “FOR” each of the Company’s nominees to the Board (Proposal No. 1), “FOR” the Designated Company Directors (Proposal No. 2), “THREE YEARS” for the proposal regarding the advisory vote on the frequency of the executive compensation advisory vote (Proposal No. 6), and “FOR” all the other proposals. With respect to any other matter which may properly come before the Annual General Meeting, your shares will be voted at the discretion of the proxy holders.

May I change or revoke my vote after I return my proxy or voting instruction card?

If you hold your shares directly in your name, you may change your vote in one of three ways at any time before it is exercised:

●	notify our Secretary in writing that you are revoking your proxy;

●	submit another proxy card with a later date; or

●	vote in person at the Annual General Meeting.

Your presence without voting at the Annual General Meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken. If your shares are held in street name through a broker, bank, trustee or other nominee, you must follow the instructions on the voting instruction form provided to you in revoking your previously granted proxy.

What constitutes a quorum?

Generally, the presence, in person or by proxy, of two or more of shareholders entitled to vote at the Annual General Meeting constitutes a quorum for the conduct of ordinary business. However, Proposal No. 12 constitutes special business and requires the passing of a special resolution; therefore, the presence, in person or by proxy, of two or more shareholders representing together more than one half of the total outstanding capital of the Company constitutes a quorum for that proposal. Abstentions are counted for the purpose of determining the presence of a quorum.

What vote is required in order to approve each proposal?

The affirmative vote of a majority of the shares present, in person or by proxy, at the Annual General Meeting and entitled to vote on the proposal is generally required to approve each of the proposals to be acted on at the Annual General Meeting as ordinary business. However, the affirmative vote of more than two-third of the shares present, in person or by proxy, at the Annual General Meeting and entitled to vote on the proposal is required for the approval of Proposal No. 12.

How will voting on any other business be conducted?

Other than matters incidental to the conduct of the Annual General Meeting, we do not know of any business or proposals to be considered at the Annual General Meeting other than those set forth in this Proxy Statement. If any other business is proposed and properly presented at the Annual General Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion.

Where can I find the voting results of the Annual General Meeting?

We intend to announce preliminary voting results at the Annual General Meeting and publish final results in a Current Report on Form 8-K to be filed to the SEC within four business days of the Annual General Meeting.

THE ANNUAL GENERAL MEETING

Date, Time and Place

The Annual General Meeting will be held on May 12, 2011 at 2 p.m. (Central European Time) at Hôtel Le Royal Luxembourg, 12 Boulevard Royal, Luxembourg  L-2449, Grand Duchy of Luxembourg.

We are first making these Proxy Materials available to shareholders by mail and over the Internet beginning on or about April          , 2011.

Company’s Mailing Address

Flagstone Reinsurance Holdings, S.A.
37, Val St. André
L-1128 Luxembourg
Grand Duchy of Luxembourg
+352 273 515 02

Purpose of the Meeting

At the meeting, the Board of Directors will ask our shareholders to vote:

Ordinary Business

●	Proposal 1: To elect four Class B directors to hold office until the 2014 annual general meeting or until their respective successors have been duly elected or appointed.

●	Proposal 2: To elect certain individuals as Designated Company Directors of certain of the Company’s non-U.S. subsidiaries.

●
Proposal 3: To approve the appointment of Deloitte & Touche Ltd. (Bermuda) to serve as the Company’s Independent Registered Public Accounting Firm (the “Independent Auditor”) for fiscal year 2011 and until our 2012 annual general meeting of shareholders and to refer the determination of the auditor’s remuneration to the Board of Directors.

●
Proposal 4: To approve, as required by Luxembourg law, the appointment of Deloitte S.A. (Luxembourg) to serve as the Company’s réviseur d’entreprises agréé (the “Authorized Statutory Auditor”) for the fiscal year 2011 and until our 2012 annual general meeting of shareholders.

●	Proposal 5: To conduct an advisory vote on executive compensation.

●	Proposal 6: To conduct an advisory vote on the frequency of holding future advisory votes on the executive compensation.

●
Proposal 7: To approve, as required by Luxembourg law, the consolidated financial statements of the Company prepared in accordance with U.S. GAAP and the annual accounts of the Company prepared in accordance with Luxembourg GAAP, in each case as at and for the year ended December 31, 2010 (together, the “Luxembourg Statutory Accounts”).

●
Proposal 8: To approve, as required by Luxembourg law, the Consolidated Management Report of the Board of Directors on the business of the Company in relation to the year ended December 31, 2010 and the Authorized Statutory Auditor’s Reports on the Luxembourg Statutory Accounts as at and for the year ended December 31, 2010.

●	Proposal 9: To allocate, as required by Luxembourg law, the Company’s results and part of its distributable reserves.

●	Proposal 10: To grant a discharge to each of the current and past directors and officers of the Company in respect to the performance of their mandates during the year ended December 31, 2010.

●	Proposal 11: To approve, as required by Luxembourg law, all interim dividends declared since the Company’s last annual general meeting of shareholders.

Special Business

●
Proposal 12: To approve amendments to the Articles of Incorporation (Statuts) to, among other things, (i) limit the voting rights of certain of the Company’s U.S. shareholders under limited circumstances, (ii) clarify the roles of the Authorized Statutory Auditor and the Independent Auditor, (iii) clarify the authority of the Board of Directors of the Company to issue shares upon the conversion of convertible debt, (iv) amend the term “Warrant” and (v) change the date of the Company’s annual general meetings.

The matters described in this Proxy Statement are the only matters that we know will be voted on at the Annual General Meeting. If other matters are properly presented at the Annual General Meeting, the proxy holders will vote your shares as they see fit.

Board Recommendation

The Board of Directors recommends that you vote your shares “FOR” each of the Company’s nominees to the Board (Proposal No. 1), “FOR” the Designated Company Directors (Proposal No. 2), “THREE YEARS” for the proposal regarding the advisory vote on the frequency of the executive compensation advisory vote (Proposal No. 6), and “FOR” all the other proposals.

Revocability of Proxy

If your shares are held directly in your name, you may change your vote in one of three ways at any time before it is exercised:

●	notify our Secretary in writing that you are revoking your proxy;

●	submit another proxy card with a later date; or

●	vote in person at the Annual General Meeting.

Your presence without voting at the Annual General Meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken. If your shares are held in street name through a broker, bank, trustee or other nominee, you must follow the instructions on the voting instruction form provided to you in revoking your previously granted proxy.

Dissenter’s Right of Appraisal

The Board of Directors has not proposed for consideration at the Annual General Meeting any matter for which the laws of Luxembourg entitle shareholders to appraisal rights.

Persons Making the Solicitation

Proxies in the form enclosed are being solicited by the Board of Directors. The persons named in the accompanying proxy card have been designated as proxies by the Board. Such persons designated as proxies serve as officers of the Company.

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these Proxy Materials and soliciting votes. We have engaged Okapi Partners LLC as the proxy solicitor for the Annual General Meeting for an aggregate fee of approximately $25,000. In addition to the use of the mails and the Internet, certain of our directors, officers or employees may solicit proxies by telephone or personal contact. Upon request, we will reimburse brokers, banks, trustees or other nominees, for reasonable expenses incurred by them in forwarding Proxy Materials to beneficial owners of shares.

Interest of Certain Persons in Matters to be Acted Upon

Other than for any interest arising from the ownership of our common shares or any nominee’s election to office, the Company is not aware of any substantial interest of any director, executive officer, nominee for election as a director or associate of any of the foregoing in any matter to be acted upon at the Annual General Meeting.

Voting Securities

Number of Shares Outstanding

On March 21, 2011,                      shares were issued and entitled to be voted at the meeting.

Voting Rights

Shareholders have one vote for each share held by them.

Principal Holders of Common Shares

Our directors and executive officers have indicated that they intend to vote their shares in favor of (i) each of the Company’s nominees to the Board (Proposal No. 1), (ii) the Designated Company Directors (Proposal No. 2), (iii) holding an advisory vote on executive compensation every three years (Proposal No. 6), and (vi) all the other proposals.

Voting Procedures

Quorum

Generally, the presence, in person or by proxy, of two or more of shareholders entitled to vote at the Annual General Meeting constitutes a quorum for the conduct of ordinary business. However, Proposal No. 12 constitutes special business and requires the passing of a special resolution; therefore, the presence, in person or by proxy, of two or more shareholders representing together more than one half of the total outstanding capital of the Company constitutes a quorum for that proposal. Abstentions are counted for the purpose of determining the presence of a quorum. Shareholders are entitled to vote on each matter to be voted upon by the shareholders at the Annual General Meeting, in accordance with the voting rights afforded under Article 42 of the Company’s Articles of Incorporation (the “Articles”).

Voting in Person

If you hold your shares directly in your name, you may vote in person at the Annual General Meeting. If your shares are held in street name through a broker, bank, trustee or other nominee, you may vote in person the Annual General Meeting only if you obtain a legal proxy from the broker, bank, trustee or other nominee that holds your shares. Even if you plan to attend the Annual General Meeting, we recommend that you also submit your proxy or voting instruction card as described below so that your vote will be counted.

Submitting your Proxy; Record Date

Whether you hold shares directly in your name or in street name through a broker, bank, trustee or other nominee, you may direct how your shares are voted without attending the Annual General Meeting. If hold your shares directly in your name, you may submit your proxy by signing, dating and returning your proxy card in the enclosed postage-paid envelope or by personal delivery to the registered office of the Company. This proxy may be revoked if the shares are represented in person and voted at the Annual General Meeting by the record holder as of the date of the Annual General Meeting. If your shares are held in street name through a broker, bank, trustee or other nominee as the record date fixed by our Board of Directors, you should submit your voting instructions in accordance with the instructions on the voting instruction form provided to you.

You may abstain on any of the proposals by marking “ABSTAIN” with respect to any proposal.

The matters described in this Proxy Statement are the only matters that we know will be voted on at the Annual General Meeting. If other matters are properly presented at the Annual General Meeting, the proxy holders will vote your shares as they see fit.

If you do not appoint a proxy and you do not vote at the Annual General Meeting, you will still be bound by the outcome. You therefore are strongly urged to attend and submit your proxy or voting instruction card as soon as possible.

Abstentions and Broker Non-Votes

Pursuant to Luxembourg law, the shares with respect to which a stockholder abstains and broker “non-votes” are included in determining whether a quorum is present at the Annual General Meeting. However, abstentions and broker “non-votes” are not included in the determination of the common shares voting of the relevant matter. A broker “non-vote” occurs when nominees, such as brokers, banks, trustees or other nominees, holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the Annual General Meeting.

Vote Required for Approval

The affirmative vote of a majority of the shares present, in person or by proxy, at the Annual General Meeting and entitled to vote on the proposal is generally required to approve each of the proposals to be acted on at the Annual General Meeting as ordinary business. However, the affirmative vote of more than two-third of the shares present, in person or by proxy, at the Annual General Meeting and entitled to vote on the proposal is required for the approval of Proposal No. 12.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Articles provide for a classified Board of Directors of no fewer than ten and no more than twelve directors, divided into three classes of as nearly equal size as possible. The Board of Directors currently consists of eleven directors.  Each director is elected for a three-year term. At the Annual General Meeting, our shareholders will elect the Class B directors, who will be elected for a term ending at the 2014 annual general meeting. Our incumbent Class A and Class C directors are elected for a term ending at the 2012 and 2013 annual general meetings, respectively.

At its meeting on February 17, 2011, the Board of Directors nominated Messrs. Black, Dickson, Spiering and Thorn for re-election as Class B directors at the Annual General Meeting. Each of these directors has indicated that he will offer himself for re-election to the Board of Directors.

If any nominee shall, prior to the Annual General Meeting, become unavailable for election as a director, the persons named in the accompanying proxy card will vote for such other nominee, if any, in their discretion as may be recommended to the Board of Directors.

NOMINEES

Mr. Gary Black
Mr. Thomas Dickson
Mr. Jan Spiering
Mr. Wray T. Thorn

The respective ages, business experience, directorships and committee memberships for the nominees are set out in “Our Directors” below. All of the nominees currently serve as directors of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOUR DIRECTORS NAMED ABOVE.

PROPOSAL 2 – ELECTION OF SUBSIDIARY DIRECTORS

Under the proposed Company’s Articles (Proposal No. 12), the boards of directors of each non-U.S. subsidiary of the Company that is regulated as an insurance company in its home jurisdiction must consist of persons who have been elected by our shareholders as Designated Company Directors.

The persons named below currently serve as directors and have been nominated to serve as Designated Company Directors of each such subsidiaries indicated below. If any nominee shall, prior to the Annual General Meeting, become unavailable for election as a director, the persons named in the accompanying proxy card will vote for such other nominee, if any, in their discretion as may be recommended to the Board of Directors.

Flagstone Capital Management (Bermuda) Limited David Brown(1) William Fawcett(2) James O’Shaughnessy Venkateswara Rao Mandava(3) Brenton Slade(4)	Flagstone Réassurance Suisse SA David Brown(1) Guy Swayne(5) Frédéric Traimond(6) Karl Grieves David Flitman(7) Gary Prestia(8) Patrick Boisvert(9)
Flagstone Réassurance Suisse SA (Bermuda Branch) Guy Swayne(5) David Brown(1) Frédéric Traimond(6) Karl Grieves David Flitman(7) Gary Prestia(8) Patrick Boisvert(9)	Mont Fort Re Ltd. David Brown(1) William Fawcett(2) James O’Shaughnessy Brenton Slade(4)
Mosaic Underwriting Services (Dubai) Limited Chris Jarvis Guy Swayne(5) John Hyland	Flagstone Underwriters Middle East LTD John Hyland Guy Swayne(5)
Flagstone Syndicate Management Limited

Frédéric Traimond(6)
Anthony P. Latham(10)
Nicholas Pawson
Iain Macdowall
Karl Grieves
Leslie Allen
David Young
Tony Hulse
Ian Mallery
Guy Swayne(5)
Paul Chubb
Richard Housley
Cynthia Hallman

Flagstone Reinsurance Africa Limited James O’Shaughnessy Karl Grieves Howard Cheetham Steve Handler Phillip Pettersen Stephen Smith Guy Swayne(5) Frédéric Traimond(7)

Island Heritage Insurance Company NV J. Bryan O’Neal	Island Heritage Insurance Company Limited J. Bryan O’Neal
Flagstone Underwriters Latin-America Limited A.I. Guy Swayne(5) David Brown(1) James O’Shaughnessy Ralph Rexach

(1)	See biography of Mr. Brown under “Our Directors” below.
(2)	See biography of Mr. Fawcett under “Executive Officers” below.
(3)	See biography of Mr. Mandava under “Executive Officers” below.
(4)	See biography of Mr. Slade under “Executive Officers” below.
(5)	See biography of Mr. Swayne under “Executive Officers” below.
(6)	See biography of Mr. Traimond under “Executive Officers” below.
(7)	See biography of Mr. Flitman under “Executive Officers” below.
(8)	See biography of Mr. Prestia under “Executive Officers” below.
(9)	See biography of Mr. Boisvert under “Executive Officers” below.
(10)	See biography of Mr. Latham under “Our Directors” below.

James O’Shaughnessy joined the Company as Chief Financial Officer in May 2006. Mr. O’Shaughnessy holds a Bachelor of Commerce degree from University College, Cork, Ireland and is both a Fellow of the Institute of Chartered Accountants of Ireland and an Associate Member of the Chartered Insurance Institute of the U.K.

Karl Grieves joined Flagstone in January 2008 and is currently Managing Director and Deputy Chairman of Flagstone Syndicate Management Limited since March 1, 2010. Holds a BA Honours degree in Economics from the University of Leeds, UK and MSc in Business Administration from the University of Bath, UK. By profession, he is a Fellow of the Institute of Chartered Accountants in England & Wales having qualified with KPMG in London.

Chris Jarvis holds a manager’s position within Mosaic Underwriting Services (Dubai) Limited since 2008. Mr. Jarvis is an Associate of the Chartered Insurance Institute, and holds the Lloyd’s market Certificate.

John Hyland is a director of Mosaic Underwriting Services (Dubai) Limited. He holds a BTEC higher National Diploma Business Studies from Croydon Technical College.

Nicholas Pawson has been a Non-Executive Director of Flagstone Syndicate Management Limited (formerly Marlborough Underwriting Agency Limited) since January 1998.

Iain Macdowall was appointed Compliance Director of Flagstone Syndicate Management Limited in 2003. Iain is an Associate of the Chartered Insurance Institute.

Leslie Allen has almost 40 years experience in the London market having spent the first 28 years in the company market with the Commercial Union Group where he was the underwriter of the Indemnity and British and European underwriting rooms before all CU rooms were merged prior to the move to Flagstone Syndicate Management Limited. He is currently in charge of a small specialist team of underwriters.

David Young has been a Non-Executive Director of Flagstone Syndicate Management Limited since January 2001. As a Chartered Accountant, Mr. Young held the role of Chairman of Touche Ross & Co.

Tony Hulse is an insurance specialist with KPMG in London, England, and has more than 35 years experience of auditing and advising insurance and other businesses. He is a Fellow of the Institute of Chartered Accountants in England and Wales.

Ian Mallery has 35 years experience working in the Lloyd’s Market. He moved to Flagstone Syndicate Management Limited in 1997 to head up claims and reinsurance recoveries and was appointed to the board in 2001. He is now Chief Operating Officer and Operations Director of Flagstone Syndicate Management Limited.

Paul Chubb is the Finance director of Flagstone Syndicate Management Limited.  By profession, he is a Chartered Accountant.

Richard Housley has 25 years experience of London and international markets having started his career in 1986 in London as a placing broker and moving to underwriting in 1996 for Brockbank Syndicate Management. Joined Axis Specialty shortly after its formation at the beginning of 2002. He held various positions including President of its Global Insurance segment and later as CEO of the Specialty Lines Division of Axis Insurance.

Cynthia Hallman, our Global Claims and Reinsurance Manager, has over 30 years of insurance industry experience. Prior to joining Flagstone in 2008, Ms. Hallman was Director of Claims – Eastern Canada with Royal & Sun Alliance Insurance Company of Canada.

Howard Cheetham has in excess of 30 years experience in the reinsurance market and has been with Flagstone since the company’s inception.  Howard is International Business Development Officer for Flagstone Re, and CEO of Flagstone Representatives Limited in the UK.  Previously Howard was an MD and Deputy Chairman within Aon Reinsurance UK.

Steve Handler is a Qualified Actuary. Steve has over 40 years experience in the insurance and reinsurance industry.

Phillip Pettersen is a qualified Fellow of both the Chartered Insurance Institute and the Insurance Institute of South Africa. He also serves as Chairman of the audit committee for Telesure Group in South Africa. Phillip has 35 years experience in the insurance and reinsurance industry, both locally and internationally.

Stephen Smith is an associate of Chartered Insurance Institute and Insurance Institute of South Africa. Steve has over 30 years experience in reinsurance industry, 10 years in UK and past 22 in South Africa.

J. Bryan O’Neal has served as a director of Island Heritage Insurance Company since 2009. Prior to joining Flagstone, he served in the US Navy for five years as a submarine officer. He holds an MBA from the Tuck School of Business at Dartmouth, and a BA in Physics and Economics from Vanderbilt University.

Ralph Rexach is the managing partner and co-founder of Rexach & Pico Rexach served as Commissioner of Insurance of the Commonwealth of Puerto Rico during 1991-1992, and has lectured extensively on matters relating  to the lsland’s insurance regulatory system in Puerto Rico and abroad. He graduated from Yale University in 1970 and received his law degree from the University of Puerto Rico Law School in 1974.

The election of the Designated Company Directors named above is conditioned on the approval of Proposal No. 12 below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DESIGNATED COMPANY DIRECTORS NAMED ABOVE.

PROPOSAL 3 – APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Audit Committee of the Board (the “Audit Committee”), the Board of Directors proposes that the shareholders approve the appointment of Deloitte & Touche Ltd. (Bermuda) to serve as our Independent Registered Public Accounting Firm (the “Independent Auditor”) for the 2011 fiscal year until the 2012 annual general meeting of shareholders. Deloitte & Touche Ltd. (Bermuda) has served as our Independent Auditor since October 2005. A representative from Deloitte & Touche Ltd. (Bermuda) will attend the Annual General Meeting and will be available to respond to any questions and make a statement if he or she so desires. Shareholders at the Annual General Meeting will also be asked to vote to refer the determination of the auditor’s remuneration to the Board of Directors.

The following sets forth the fees billed to us by Deloitte & Touche Ltd. (Bermuda) and its affiliates during the 2010 fiscal year:

Audit Fees

Aggregate audit fees billed to us by Deloitte & Touche Ltd. (Bermuda) for the fiscal years ended December 31, 2010 and 2009 were $2,940,819 and $3,057,559, respectively. The aggregate audit fees in respect to the fiscal year ended December 31, 2010 include audit fees payable by the Company to Deloitte S.A. (Luxembourg). Audit fees were for (a) the audit of our annual financial statements, (b) review of our quarterly financial statements, and (c) statutory audits.

Audit-Related Fees

Audit-related fees billed to us by Deloitte & Touche Ltd. (Bermuda) for the fiscal years ended December 31, 2010 and 2009 were $60,649 and $123,718, respectively, for assurance and related services that are related to the audit and review of the financial statements (including technical consultations and services provided in relation to securities offerings) which are not reported as audit fees above.

Tax Fees

Fees billed to us by Deloitte & Touche Ltd. (Bermuda) for all tax-related services for the fiscal years ended December 31, 2010 and 2009 were $40,594 and $nil, respectively. These fees were for professional services rendered for tax compliance.

All Other Fees

The aggregate fees billed by Deloitte & Touche Ltd. (Bermuda) for products and services rendered to the Company, other than the services described above under “Audit Fees”, “Audit-Related Fees” and “Tax Fees”, for the fiscal years ended December 31, 2010 and 2009 were $1,500 and $106,772, respectively, which relate to other services primarily for due diligence. The Audit Committee has considered whether any information technology and non-audit consulting services provided by Deloitte & Touche Ltd. (Bermuda) could impair the independence of Deloitte & Touche Ltd. (Bermuda). No such services were provided by Deloitte & Touche Ltd. (Bermuda) during 2010 or 2009 and thus the Audit Committee concluded that such services did not impair the auditor’s independence.

Pre-Approval Policies

The Audit Committee must pre-approve all audit services and permitted non-audit services performed for the Company by our auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. All engagements of Deloitte & Touche Ltd. (Bermuda) to provide audit, audit-related and tax services to the Company during 2010 and 2009 were pre-approved by the Audit Committee.

The Audit Committee is responsible for managing our relationship with our Independent Registered Public Accounting Firm. The Audit Committee has the sole authority to hire and employ our auditor. The Audit Committee regularly reviews the auditor’s work plan, bills and work product. Accordingly, it is our policy that all proposed engagements by our current audit firm must be approved in advance by the Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REAPPOINTMENT OF DELOITTE & TOUCHE LTD. (BERMUDA) AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2011 FISCAL YEAR UNTIL THE 2012 ANNUAL GENERAL MEETING OF SHAREHOLDERS AND THE REFERRAL OF THE DETERMINATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S REMUNERATION TO THE BOARD OF DIRECTORS.  PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

PROPOSAL 4 – APPOINTMENT OF AUTHORIZED STATUTORY AUDITOR

Under Luxembourg law, the appointment of a firm to audit the Luxembourg Statutory Accounts must be submitted for approval by our shareholders. Our Board of Directors has recommended that Deloitte S.A. (Luxembourg) be elected as the Company’s réviseur d’entreprises agréé (“Authorized Statutory Auditor”).

Deloitte S.A. (Luxembourg) has served as our Authorized Statutory Auditor since May 2010. A representative from Deloitte S.A. (Luxembourg) will attend the Annual General Meeting and will be available to respond to any questions and make a statement if he or she so desires.

The fees payable by the Company to the Authorized Statutory Auditor in respect to the fiscal year ended December 31, 2010 are included in the aggregate audit fees set forth in Proposal No. 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REAPPOINTMENT OF DELOITTE S.A. (LUXEMBOURG) AS OUR AUTHORIZED STATUTORY AUDITOR FOR THE 2011 FISCAL YEAR UNTIL THE 2012 ANNUAL GENERAL MEETING OF SHAREHOLDERS.

PROPOSAL 5 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables Flagstone shareholders to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.

Flagstone’s executive compensation programs are designed to encourage our executive officers to think and act like, and over time themselves become, shareholders of the Company. We want our executive officers to take appropriate risks with our capital in order to generate returns for our shareholders but at the same time to share the downside risk if their decisions cause poor performance or even loss. Through our performance management and rewards processes and programs, we endeavor to create an environment that fosters and rewards multiple objectives: finding and assuming attractively priced risk; managing our overall risk exposure to mitigate loss; ensuring we have optimal capital to run our business; working hard and cooperating with colleagues; and providing excellent service to clients and colleagues.

Specifically, our executive compensation policy includes the following features:

●
Review by Independent Directors. All compensation-related decisions with respect to our named executive officers are reviewed and approved by the Compensation Committee, which solely comprises independent, non-management directors.

●
Emphasis on Performance-Based Compensation.  We guarantee a fairly small portion of the overall compensation for our named executive officers while providing a much larger portion in the form of incentive-based compensation that is linked to the Company’s annual financial results over a three-year performance period.

●
Avoidance of Problematic Pay Practices.  We have generally avoided pay practices that are widely considered problematic, such as providing tax gross-ups, guaranteed bonuses, using the same performance criteria for short- and long-term compensation or excessive severance packages.  In addition, change-in-control benefits payable under the Company’s Performance Share Unit Plan generally have “double trigger” vesting conditions, meaning that they vest in connection with a change in control only if the executive officer also experiences a qualifying termination or there is an adverse change to the plan.

●
Clawback Policy.  In order to ensure that our executive officers do not inadvertently receive compensation that they did not earn, the Company has a policy to recover payments made with respect to performance share unit (“PSU”) grants which are our primary long-term incentive vehicle, if the relevant performance measures upon which the grant was based are restated or otherwise adjusted in a manner that would reduce the size of a payment; in the event the Company is required to make a financial restatement due to a material misstatement, any PSU grant based upon the erroneous financial statements is cancelled.  This clawback policy is more stringent than the existing clawback requirements under the Sarbanes-Oxley Act in that it applies to all persons who receive compensation under a PSU (not just the Chief Executive Officer and Chief Financial Officer) and applies regardless of whether the misstatement was a result of misconduct.

For additional information on the Company’s compensation policies and practices, see “Compensation Discussion and Analysis”.

We are asking for shareholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, which disclosures include the disclosures under “Compensation Discussion and Analysis”, the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement.

This vote is advisory and therefore not binding on Flagstone, the Board or the Compensation Committee. The Board and the Compensation Committee value the views of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we and the Compensation Committee will evaluate whether any actions are necessary to address the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FOLLOWING RESOLUTION:

RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement is hereby APPROVED.

Unless a proxy is marked to give a different direction, the persons named in the proxy will vote FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement.

PROPOSAL 6 – ADVISORY VOTE ON THE FREQUENCY OF THE EXECUTIVE COMPENSATION ADVISORY VOTE

The Dodd-Frank Act also enables shareholders to vote, on an advisory or non-binding basis, on how frequently they would like to cast an advisory vote on the compensation of our named executive officers. By voting on this proposal, shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation every one, two, or three years.  Shareholders may also, if they wish, abstain from casting a vote on this proposal.

After careful consideration of the frequency alternatives, the Board believes that conducting advisory vote on executive compensation every three years is appropriate for the Company and its shareholders at this time.  We believe that a three-year frequency is most consistent with the Company’s approach to compensation for the following reasons:

●
Consistent Compensation Practices.  We seek a consistent compensation approach from year to year for all of our executives, including the named executive officers.  We believe that taking a consistent and long-term perspective of compensation is particularly important given the cyclical nature of our industry, in which certain years corporate performance may be extremely strong and other years corporate performance may be significantly weaker.  Because we believe that an effective compensation program should incentivize performance over a multi-year horizon, we do not make, or believe it would be appropriate to make, frequent changes to our programs.

●
Long-Term Performance.  As described in the “Compensation Discussion and Analysis” below, one of the core principles of our compensation program is to ensure that management’s interests are aligned with our shareholders’ interests to support long-term value creation. Accordingly, we grant performance share unit awards with multi-year vesting provisions to encourage our named executive officers to focus on long-term performance, and recommend a triennial vote to allow our compensation programs to be evaluated over a similar time frame and in relation to our long-term performance.

●
Corporate Governance.  We seek to maintain the highest standards of corporate governance.  Accordingly, we believe that our compensation practices are already reflective of the values of our shareholders.  All compensation policies and decisions with respect to our named executive officers are approved by our Compensation Committee, which is comprised solely of independent directors.  Reflecting our strong corporate governance practices, we have adopted a pay for performance philosophy and have generally avoided pay practices that are widely considered problematic, such as providing tax gross-ups, guaranteed bonuses, using the same performance criteria for short- and long-term compensation or excessive severance packages.  In addition, change-in-control benefits payable under the Company’s Performance Share Unit Plan generally have “double trigger” vesting conditions, meaning that they vest in connection with a change in control only if the executive officer also experiences a qualifying termination or there is an adverse change to the plan.

The Board will carefully consider the outcome of the vote when making future decisions regarding the frequency of advisory votes on executive compensation. However, because this vote is advisory and not binding, the Board may decide that it is in the best interests of Flagstone and its shareholders to hold an advisory vote more or less frequently than the alternative that has been selected by our shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS TO BE UNDERTAKEN EVERY THREE YEARS.

Unless a proxy is marked to give a different direction, the persons named in the proxy will vote FOR an advisory vote every three years on the compensation of our named executive officers.

PROPOSAL 7 – APPROVAL OF THE LUXEMBOURG STATUTORY ACCOUNTS FOR THE YEAR ENDED DECEMBER 31, 2010

Luxembourg law requires that our Luxembourg Statutory Accounts be submitted for approval by our shareholders at the Annual General Meeting. The Luxembourg Statutory Accounts include the consolidated financial statements of the Company prepared in accordance with U.S. GAAP and the annual accounts of the Company prepared in accordance with Luxembourg GAAP. The Luxembourg Statutory Accounts as at and for the year ended December 31, 2010 are attached as Exhibit A and will be available from April  , 2011 at the Company’s registered office.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE LUXEMBOURG STATUTORY ACCOUNTS AS AT AND FOR THE YEAR ENDED DECEMBER 31, 2010.

PROPOSAL 8 – APPROVAL OF THE CONSOLIDATED MANAGEMENT REPORT OF THE BOARD OF DIRECTORS AND THE AUTHORIZED STATUTORY AUDITOR’S REPORTS FOR THE YEAR ENDED DECEMBER 31, 2010

Luxembourg law requires that the Board of Directors prepares a Consolidated Management Report on an annual basis (the “Consolidated Management Report”) that, among other things, presents an overview of the business of the Company during the period covered by the Luxembourg Statutory Accounts, provides an explanation of the results, and makes a proposal to the shareholders of the Company as to the allocation of such results for such fiscal year. Luxembourg law also requires that the Authorized Statutory Auditor prepares two reports (the “Authorized Statutory Auditor’s Reports”) in connection with the Luxembourg Statutory Accounts.

The Consolidated Management Report and Authorized Statutory Auditor’s Reports must be submitted for approval by the shareholders of the Company at the Annual General Meeting. The Director’s Report and the Authorized Statutory Auditor’s Reports for the year ended December 31, 2010 are attached as Exhibit B and Exhibit C, respectively, and will be available from April  , 2011 at the Company’s registered office.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CONSOLIDATED MANAGEMENT REPORT AND THE AUTHORIZED STATUTORY AUDITOR’S REPORTS FOR THE YEAR ENDED DECEMBER 31, 2010.

PROPOSAL 9 – ALLOCATION OF RESULTS AND PART OF DISTRIBUTABLE RESERVE

Under Luxembourg law, when a company acquires its own shares and holds them in treasury and those shares are reflected as an asset on the company’s or one of its subsidiaries balance sheet, a non-distributable reserve of a corresponding amount must be created.

Luxembourg law also requires a company to allocate at least five percent (5%) of its net profits, if any, to a legal reserve; provided, however that this allocation shall cease to be required under Luxembourg law when the reserve attains ten percent (10%) of the share capital of the Company but shall again be required if the reserve amount falls below this threshold. As the Company made a net loss for the year ended December 31, 2010, there is no requirement to make such allocation.

The shareholders of the Company will accordingly be asked to approve the allocation of the Company’s results and distributable reserves as follows:

●
an allocation from the Company’s share premium account to a non-distributable reserve of an amount equal to US$ 178,718,000, which is the amount required to reflect the shares of the Company that are held in treasury by the Company and its subsidiaries as of December 31, 2010;

●	an allocation of the loss as reflected in the annual accounts of the Company to results brought forward.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ALLOCATION OF RESULTS AND PART OF DISTRIBUTABLE RESERVE AS DESCRIBED ABOVE.

PROPOSAL 10 – DISCHARGE OF LIABILITY OF EACH OF THE CURRENT AND PAST DIRECTORS AND OFFICERS FOR THE PERFORMANCE OF THEIR DUTIES DURING THE YEAR ENDED DECEMBER 31, 2010.

Pursuant to Luxembourg law, shareholders may approve the individual discharge of all of the current and past directors and officers of the Company in respect to liability arising from the performance of their respective mandates during the relevant fiscal year. If the shareholders grant the discharge of liability of directors and officers for the relevant fiscal year, the Company will not be able to initiate a liability claim against such directors in connection with the performance of their duties for the relevant fiscal year. However, such discharge will not be valid if the Luxembourg Statutory Accounts contain an omission or false information concerning the Company’s position. Furthermore, such discharge will not be valid with respect to any acts taken by a director or officer which fall outside the scope of the Company’s Articles unless such actions have been disclosed to the shareholders and approved by them. For fiscal year 2010, the Company believes none of the directors or officers have taken any actions outside the scope of the Company’s Articles. The discharge is also not enforceable against anyone other than the Company.

During the fiscal year ended December 31, 2010, the following persons served as directors:

E. Daniel James
David A. Brown
Gary Black
Stephen Coley
Thomas Dickson
Stewart Gross
Anthony P. Latham
Dr. Anthony Knap
Jan Spiering
Wray T. Thorn
Peter F. Watson
Mark J. Byrne

During the fiscal year ended December 31, 2010, the following persons served as officers:

David A. Brown
Patrick Boisvert
William Fawcett
David Flitman
Venkateswara Rao Mandava
Gary Prestia
Brenton Slade
Guy Swayne
Frédéric Traimond

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DISCHARGE OF LIABILITY OF EACH OF THE CURRENT AND PAST DIRECTORS AND OFFICERS OF THE COMPANY FOR THE PERFORMANCE OF THEIR DUTIES DURING THE YEAR ENDED DECEMBER 31, 2010.

PROPOSAL 11 – APPROVAL OF INTERIM DIVIDENDS DECLARED SINCE THE LAST ANNUAL GENERAL MEETING OF SHAREHOLDERS

Pursuant to Luxembourg law, the declaration of interim dividends by the Board of Directors must be subject to a subsequent approval of shareholders at the following general meeting of shareholders. The Company has declared interim dividends on the following three occasions since the Company’s last general meeting of shareholders held on May 14, 2010:

●           On August 12, 2010, the Company declared an interim dividend of $0.04 per share;

●           On November 19, 2010, the Company declared an interim dividend of $0.04 per share; and

●           On February 18, 2011, the Company declared an interim dividend of US$0.04 per share.

In accordance with Luxembourg law, the shareholders of Company are being asked to approve each of the declared interim dividends described above. If our shareholders do not approve the interim dividends described above, such interim dividends shall be deemed to have been paid on account of the next dividend to be declared by the Company, which would therefore result in a reduction of the next dividend to be declared by the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF INTERIM DIVIDENDS DECLARED SINCE THE LAST ANNUAL MEETING OF SHAREHOLDERS AS DESCRIBED ABOVE.

PROPOSAL 12 – AMENDMENTS TO THE COMPANY’S ARTICLES OF INCORPORATION

We are asking shareholders to approve the following amendments, which will be reflected in an amendment of our Articles to read substantially in the form attached as an Exhibit D, which is marked to show changes from our current Articles (Statuts). The Board of Directors approved these amendments and declared them to be advisable and in the best interests of our shareholders. Pursuant to Luxembourg law, the following amendments to the Articles requires the approval of shareholders by way of special resolution; therefore, the affirmative vote of more than two-third of the shares present, in person or by proxy, at this Annual General Meeting is required.

Voting Rights

Under our current Articles, our shareholders are entitled to one vote for each share held by them and to vote such shares at all general meetings of shareholders. Among the proposed amendments to our Articles is a provision that would reduce the voting rights of any U.S. person who is deemed to own 9.9% or more of our shares, either directly or under the constructive ownership provisions of Section 958 of the Internal Revenue Code of 1986, as amended (the “Code”).  The purpose of this amendment is to reduce the risk that the Company and certain of its subsidiaries will become “controlled foreign corporations” (“CFCs”) for United States Federal income tax purposes.  The treatment of the Company or any of its subsidiaries as CFCs is likely to result in adverse U.S. tax consequences to certain of our larger U.S. shareholders.

Under this proposed amendment, if any U.S. person is deemed to own shares of the Company that constitute 9.9% or more of our issued and outstanding shares (a “9.9% U.S. Shareholder”), the voting rights otherwise associated with such shares shall be reduced to less than 9.9% and the excess will be reallocated to our other shareholders.  In general, any reduction in voting rights shall first apply to the shares owned directly by a 9.9% U.S. Shareholder and then to the shares owned constructively (if any) by a 9.9% U.S. Shareholder.  Conversely, any reallocation of voting rights shall apply to the shares of our remaining shareholders on a proportionate basis except to the extent that another U.S. person would otherwise become a 9.9% U.S. Shareholder, in which case the remaining voting rights shall be continuously reallocated to the shares of the remaining shareholders on a proportionate basis until no U.S. person is a 9.9% U.S. Shareholder.

The proposed amendments also require any 9.9% U.S. Shareholder to notify the Company of this status and to provide the Company with certain related information. Moreover, because the constructive ownership of our shares may trigger these limitations, it is possible that the voting rights of a shareholder who is not a 9.9% U.S. Shareholder will be limited to less than one vote per share.

If the Company or any of its subsidiaries has the right to elect the board of directors of any direct or indirect insurance subsidiary of the Company, a U.S. person owning more than 9.9% of our stock will be attributed its proportionate share of the voting power of the insurance subsidiary despite the voting reductions described above.  This attribution rule could result in certain of our non-U.S. insurance subsidiaries becoming CFCs and could have adverse U.S. tax consequences to certain of our larger U.S. shareholders. In order to avoid this characterization, the proposed amendments provide that the shareholders of the Company (rather than the Company itself) will elect the boards of directors of each non-U.S. subsidiary of the Company that is regulated as an insurance company in its home jurisdiction.  The slate of directors for each such subsidiary is therefore provided in Proposal No. 2.

The amendments described in this proposal will only become effective upon the approval of the special resolution and the execution of a notarial deed by a Luxembourg public notary.  If a shareholder objects to application of the voting reduction to its shares, there can be no assurance under current Luxembourg law that the voting reduction can be enforced against such an objecting shareholder.  If, as a result of such an objection, a 9.9% U.S. Shareholder votes a number of shares greater than 9.9% of our issued and outstanding shares, the Company and its subsidiaries could become CFCs, which could result in adverse U.S. Federal income tax consequences to certain of our larger U.S. shareholders, including the objecting shareholder.

Auditors

The Company is required to appoint an Independent Auditor for SEC purposes and an Authorized Statutory Auditor for Luxembourg law purposes. A number of amendments to the Articles are being proposed to clarify the respective roles of each auditor.

Date of Annual General Meeting

Under Article 33.1 of the Articles, the Company’s annual general meetings shall be held on the second Thursday of the month of May at 2 p.m. (Central European Time). Shareholders are asked to vote to amend the Company’s Articles to move the date of the Annual General Meeting to the third Thursday of the month of May in order to provide the Company with additional time to prepare materials to be sent to shareholders, including Luxembourg-specific materials, in connection with the annual general meetings.

Definition of Warrant

In connection with the initial closing of the private placement for the Company’s common shares in December 2005, the Company issued a warrant (the “Haverford Warrant”) to Haverford (Bermuda) Ltd, a portion of which was transferred to Leyton Limited in June 2010 (the “Leyton Warrant”).  The Haverford Warrant was subsequently purchased and cancelled by the Company. Shareholders are asked to vote to amend the existing definition of Warrant to refer to the Leyton Warrant.

Convertible Debt

The Board of Directors also recommends that the Articles be amended to give the Board the authority to issue shares upon the conversion of convertible debt.  This would give the Company flexibility for general corporate purposes, including capital raising transactions.

Other Amendments

The Board of Directors also recommends other amendments to the Articles described in Exhibit D, which are generally technical or ministerial and necessitated by the amendments described above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENTS TO THE COMPANY’S ARTICLES OF INCORPORATION DESCRIBED ABOVE.

OUR DIRECTORS

The table below sets forth the names, ages and positions of the current directors of the Company:

Name	Age	Position
E. Daniel James	46	Chairman of the Board
David A. Brown	53	Chief Executive Officer and Director
Gary Black	65	Director
Stephen Coley	66	Director
Thomas Dickson	48	Director
Stewart Gross	51	Director
Anthony P. Latham	60	Director
Dr. Anthony Knap	61	Director
Jan Spiering	59	Director
Wray T. Thorn	39	Director
Peter F. Watson	68	Director

The Board of Directors currently consists of eleven directors and is divided into three classes (A, B and C). At each annual general meeting, certain directors shall be elected or appointed for a full three-year term to succeed those whose terms expire at such meeting. Each director shall hold office for the term for which he is elected or until his successor is elected or appointed or until his office is otherwise vacated.

Class B Directors with terms expiring at the 2011 Annual General Meeting

Gary Black has been a director since June 2006. He was Chief Claims Executive and Senior Vice President of OneBeacon Insurance Company, a subsidiary of White Mountains Insurance Group, until his retirement in 2006. Prior to joining OneBeacon in January of 2004, Mr. Black spent 35 years with Fireman’s Fund Insurance Companies where he was an Executive Vice President and President of the Claims Division. At Fireman’s Fund his responsibilities included claims, corporate administration, general counsel, staff counsel and systems. He received his B.A. degree from Southwest Baptist University and is a Chartered Property Casualty Underwriter. Mr. Black’s extensive experience, credentials and qualifications in the insurance industry led the Company to believe that he should proposed for re-election.

Thomas Dickson has been a director since December 2005. Mr. Dickson is Chief Executive Officer and Founder of Meetinghouse LLC, a private firm that provides investment advisory and management services and advice and support to management for underwriting, ratings, capital management and actuarial functions. Mr. Dickson currently serves as President and Chief Executive Officer of Haverford Capital Partners (Cayman) Limited (“HCP”), a private equity fund specializing in investments in insurance, reinsurance and specialty finance started in August 2005. Mr. Dickson served as President and Chief Executive Officer of The Centre Group and as its Chief Underwriting Officer. At the time, The Centre Group held assets in excess of $9 billion and capital in excess of $1 billion. He joined The Centre Group at the time of its establishment in 1988 and, prior to assuming responsibilities as Chief Underwriting Officer, served in a variety of business production and underwriting capacities in Bermuda and New York. Mr. Dickson holds a bachelor’s degree with honors from Stanford University and a Masters Degree from the Johns Hopkins School of Advanced International Studies. Mr. Dickson’s extensive experience, credentials and qualifications in insurance, reinsurance and specialty finance led the Company to believe that he should proposed for re-election.

Jan Spiering has been a director since December 2005. From February 1979 to June 2002, Mr. Spiering served as a member of Ernst & Young, becoming the Chairman and Managing Partner of Ernst & Young Bermuda. During his tenure at Ernst & Young, Mr. Spiering was a member of the firm’s Global Advisory Counsel, founding member of the International Investment Committee, and was Chairman of the firm’s Offshore Fund’s Group. He retired from Ernst & Young in 2002, and currently serves on the board of directors of certain investment funds and various private companies. Mr. Spiering is a Fellow of the Institute of Chartered Accountants in England & Wales and the Institute of Chartered Accountants of Bermuda and is a Member of the Canadian Institute of Chartered Accountants. Mr. Spiering’s extensive experience, credentials and qualifications in accounting and corporate finance led the Company to believe that he should be proposed for re-election.

Wray T. Thorn has been a director since October 2006. Mr. Thorn is a Managing Director at Marathon Asset Management, LP, a global alternative investment and asset management company, where he has worked since 2005. Mr. Thorn is a senior member of the investment management team responsible for identifying, evaluating, structuring and managing private debt and equity investments for Marathon’s family of investment funds. In addition, Mr. Thorn has been involved in leading a number of Marathon’s new business opportunities, investor-related activities and capital formation initiatives. Mr. Thorn has spent the majority of his career identifying, financing and investing in private equity transactions, including management buyout transactions, acquisition and expansion strategies, growth programs, shareholder transitions and financial restructurings. Prior to joining Marathon, Mr. Thorn was a Director with Fox Paine & Company, LLC, and had also been a Principal and founding member of Dubilier & Company, LLC. Mr. Thorn began his career in the financial analyst program at Chemical Bank, where he worked in the acquisition finance group, arranging and structuring senior and subordinated debt financings for the firm’s private equity clients. Mr. Thorn is a graduate of Harvard University with an A.B. in Government, cum laude. Mr. Thorn’s extensive experience, credentials and qualifications in corporate finance led the Company to believe that he should proposed for re-election.

Class A Directors with terms expiring at the 2012 Annual General Meeting

Stewart Gross has been a director since January 2006. Mr. Gross is a Managing Director and member of the Investment Committee of Lightyear Capital, a private equity firm investing in companies in the financial services industry. Prior to joining Lightyear in April 2005, Mr. Gross spent 17 years at Warburg Pincus where he was a Managing Director and member of the Executive Management Group. Mr. Gross has been a primary investor in many highly successful companies, including RenaissanceRe Holdings Ltd. Mr. Gross is currently a director of Higher One Holdings and several private companies. Mr. Gross received an A.B., magna cum laude, from Harvard College and an M.B.A. from Columbia Business School where he was elected to Beta Gamma Sigma. Mr. Gross’ extensive experience, credentials and qualifications in corporate finance and the financial services industry led the Company to believe that he should serve as a director.

E. Daniel James has been a director since December 2005 and Chairman of the Board of Directors since May 2010. Mr. James is a founding partner and head of North America of Trilantic Capital Partners. He joined Trilantic Capital Partners in 1995. Prior to joining Trilantic Capital Partners, he was a member of the Lehman Brothers M&A Group, based in London and New York. In 1988, Mr. James joined Lehman Brothers’ Financial Institutions Group. He is currently a director of Blount International, Inc. and Phoenix Brands LLC. He holds a B.A. in chemistry, with honors, from the College of the Holy Cross. Mr. James’ extensive experience, credentials and qualifications in the financial services industry led the Company to believe that he should serve as a director.

Anthony P. Latham has been a director since November 2008. Mr. Latham currently serves as Chairman of the board of directors of Pool Reinsurance Limited, the U.K. government-backed terrorism damage reinsurer. He also serves as the Chairman of the board of directors of Pool Reinsurance (Nuclear) Limited. He is Deputy Chairman of the board of directors of Codan A/S and Codan Forsikring A/S in Denmark where he chairs the audit committee. He is also a Director of  Ecclesiastical Insurance Group plc and Ecclesiastical Insurance Office plc, where he is the Chairman of the Group Risk Committee and a member of the Audit and Compensation Committees, as well as the Chairman of Torus Insurance (U.K.) Limited. Mr. Latham is a former member of the Group Executive of RSA Group plc where he held a variety of senior executive roles over a period of 17 years. RSA Group plc is an international insurance group, listed on the London Stock Exchange. Prior to his employment at RSA Group plc, Mr. Latham worked for an international insurance brokerage firm for 19 years. Mr. Latham’s extensive experience, credentials and qualifications in the reinsurance industry led the Company to believe that he should serve as a director.

Class C Directors with terms expiring at the 2013 Annual General Meeting

David Brown has served as Chief Executive Officer of Flagstone since October 2005. Mr. Brown is also a director of Island Heritage, an indirect majority-owned subsidiary of the Company. From September 2003 until October 2005, Mr. Brown served as the Chief Executive Officer of Haverford (Bermuda) Ltd (“Haverford”) and as the Chief Operating Officer of Flagstone Capital Management, a wholly-owned subsidiary of the Company. Mr. Brown joined Centre Solutions (Bermuda) Limited (“Centre Solutions”) in 1993, and was its President and Chief Executive Officer at the time of his retirement in 1998. Prior to joining Centre Solutions, Mr. Brown was a Partner with Ernst & Young in Bermuda. Mr. Brown is the non-executive Chairman of the Bermuda Stock Exchange and a Director and Trustee for the Schroder Family Trusts. Mr. Brown led the team which analyzed, structured and negotiated the acquisition of Merastar Insurance Company in 2004. As Chairman of Merastar, Mr. Brown led the board’s oversight of the successful turn-around strategy. At Centre Solutions, Mr. Brown was responsible for the global operations of a group with over $7 billion in assets and offices in several countries. During his ten years with Ernst & Young, Mr. Brown specialized in insurance and was involved in the liquidation of numerous insurance companies in Bermuda, the U.K. and the U.S. Mr. Brown is a Fellow of the Institute of Chartered Accountants in England & Wales and a Member of both the Institute of Chartered Accountants of Bermuda and the Canadian Institute of Chartered Accountants. Mr. Brown’s extensive experience, credentials and qualifications in the reinsurance industry, in corporate finance, strategic planning and international operations led the Company to believe that he should serve as a director.

Stephen Coley has been a director since January 2006. Mr. Coley is a Director Emeritus of McKinsey & Company, a director of DyCom Industries, and Chairman of the Board of Trustees of Underwriters Laboratories. During his more than 28 years of active client service with McKinsey, Mr. Coley led a wide variety of successful business strategy and organization efforts, principally serving technology and basic industrial clients, and led McKinsey’s corporate growth practice. In addition, Mr. Coley served for 10 years on McKinsey’s Investment Committee, which oversees employee profit sharing investments and principal alternative investment vehicles, and served as the committee’s chairman from 2000 to 2004. Mr. Coley received an M.B.A., with distinction, from Harvard Business School, where he was named a Loeb Fellow in finance. Mr. Coley has a B.S. in electrical engineering from Duke University. Mr. Coley currently serves on the boards of directors of Dycom Industries and Underwriters Laboratories, where he also serves on the Board of Trustees. He also serves on the Duke University Pratt School of Engineering Board of Visitors. Mr. Coley’s extensive experience, credentials and qualifications in finance led the Company to believe that he should serve as a director.

Dr. Anthony Knap, Ph.D., has been a director since December 2005. Dr. Knap serves as President, Director and Senior Research Scientist of the Bermuda Institute of Ocean Sciences, which he joined in 1978. In 1994, Dr. Knap founded the Risk Prediction Initiative, a partnership between the science community and the reinsurance industry providing essential information between natural disasters and changing climate. Dr. Knap’s principal research interests are climate change, environmental science, atmosphere/ocean interactions, effects of chemicals on the marine environment as well as relationships between ocean health and human health. Dr. Knap holds a number of professorships, and serves on numerous expert panels and committees in his field. Dr. Knap received his Ph.D. in oceanography in 1978 from the University of Southampton, U.K. Mr. Knap’s extensive background in environmental science, natural disasters and changing climate, as well as his credentials and qualifications in the reinsurance industry, led the Company to believe that he should serve as a director.

Peter F. Watson was appointed director in September 2007. Mr. Watson was most recently a consultant to Attorney’s Liability Assurance Society (Bermuda) Ltd. (‘‘ALAS’’), a mutual insurance company formed in Bermuda to provide professional liability insurance for large U.S. law firms. Mr. Watson served as President and Chief Executive Officer of ALAS from 2002 to December 31, 2007. Prior to joining ALAS in 1998, Mr. Watson’s career was with Price Waterhouse, initially in London and Montreal and, since 1975, in Bermuda where he also served as senior partner of the firm. In his later years with Price Waterhouse, Mr. Watson was responsible for managing the worldwide professional indemnity program for the firm. Mr. Watson is a past president and a Fellow of the Institute of Chartered Accountants of Bermuda and a member of the Institute of Chartered Accountants of Ontario and of the Ordre des comptables agréés du Québec. Mr. Watson’s extensive experience, credentials and qualifications in accounting and in the insurance industry led the Company to believe that he should serve as a director.

EXECUTIVE OFFICERS

The table below sets forth the names, ages and positions of the current executive officers of the Company:

Name	Age	Position
David A. Brown(1)	53	Chief Executive Officer, Deputy Chairman and Director
Patrick Boisvert	37	Chief Financial Officer
William Fawcett	48	General Counsel
David Flitman	40	Chief Actuary
Venkateswara Rao Mandava	49	Chief Information Officer
Gary Prestia	49	Chief Underwriting Officer – North America
Brenton Slade	40	Chief Marketing Officer
Guy Swayne	47	Chief Underwriting Officer – International
Frédéric Traimond	42	Chief Operating Officer

(1)           See biography of Mr. Brown under “Our Directors”.

Patrick Boisvert was appointed as Chief Financial Officer in November 2008. Prior to his appointment as Chief Financial Officer, Mr. Boisvert had previously served various roles within the Flagstone Group: Chief Financial Officer (“CFO”) and Group Finance Director of Flagstone Réassurance Suisse SA, a subsidiary of the Company, since July 2008, and Group Chief Accounting Officer and Treasurer from February 2006 until July 2008. From February 2005 to February 2006, he was CFO of Flagstone Capital Management which was acquired by the Company in March 2006, where he had responsibility for all finance aspects of a hedge fund manager with approximately $1 billion dollars under management. Prior to joining Flagstone, he was Vice President Fund Administration for BISYS Hedge Fund Services (now part of Citigroup). Mr. Boisvert began his career with Ernst & Young in Montreal, Canada. He holds a Bachelor in Accounting from Université du Quebec à Trois-Rivieres, is a member of the C.F.A. Institute and a member of the Canadian Institute of Chartered Accountants.

William Fawcett has served as our General Counsel since June 2008. A US and UK qualified attorney with over twenty years of international experience, Mr. Fawcett is responsible for the oversight and management of legal functions throughout the Flagstone Group. Prior to joining Flagstone, he served as the Chief Legal Officer of AXA’s North American P&C operations and as Deputy General Counsel and Head of Claims for Swiss Re. He holds a Bachelor of Arts degree from Colgate University and a Juris Doctor from the University of the Pacific, McGeorge School of Law.

David Flitman joined Flagstone as Chief Actuary in early 2006. Mr. Flitman has worked in the reinsurance industry for over 15 years offering a depth of experience in risk management. Prior to joining us he was Chief Actuary and Senior Vice President for ACE Tempest Reinsurance where he managed Actuarial, Claims, Development, and Infrastructure. He began his career in 1993 as an Actuarial Analyst with Insurance Services Office. Moving on to WR Berkley Group where he became Assistant Vice President and Chief Actuary for Berkley Mid-Atlantic Group managing the department responsible for Actuarial, Information Management, and Reporting and Regulatory Filing. Mr. Flitman also worked at XL Reinsurance America as an Assistant Vice President and Senior Pricing Actuary where he priced all lines of Property and Casualty. Mr. Flitman earned his Bachelor’s of Science from St. John School of Actuarial Science, Risk Management, and Insurance in New York. He is an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, and a Fellow of the Casualty Actuarial Society.

Venkateswara Rao Mandava joined Flagstone Capital Management in April 2004. He is currently the Group Chief Information Officer and also has a primary responsibility for our India operations. Over the past 25 years, Mr. Mandava held multi-disciplinary roles between Research, Analytics & Development, Technology Management, Fixed Income Trading and Investment Management at various organizations globally, including Vanderbilt, Credit Suisse, Barclays Capital, E*Trade, and American Century. Mr. Mandava received a Ph.D. in Computer Science from Vanderbilt University, Nashville, Tennessee.

Gary Prestia has served as our Chief Underwriting Officer-North America since December 2005. Mr. Prestia has more than 25 years’ experience in the insurance and reinsurance industry in senior underwriting and executive management positions successfully navigating across the underwriting cycles. From 1998 through 2004, Mr. Prestia served as an executive officer of Converium AG (“Converium”), becoming President of Converium North America, with responsibility for all legal entities and staff in the U.S. and Canada. As Senior Vice President and Chief Underwriting Officer of Converium, he was responsible for property catastrophe, property non-catastrophe, motor, marine and third-party liability (excluding professional liability and workers’ compensation). In early 2005, Mr. Prestia joined Alea North America as Chief Executive Officer of the North American Reinsurance Division. Prior to 1998, Mr. Prestia held senior underwriting positions at Transatlantic Re. Mr. Prestia received his CPCU and ARe professional designations from the American Institute for Chartered Property and Casualty Underwriters and Bachelor of Business Administration undergraduate degree and graduate work at St. Johns University School of Risk Management and Insurance in New York.

Brenton Slade is the Chief Marketing Officer of Flagstone, responsible for investor relations, capital market initiatives, and firm marketing. Mr. Slade has been at Flagstone since its founding in 2005 assisting in the formation. Prior to Flagstone, Mr. Slade worked with several members of the Executive Management at West End Capital Management in the role of Director of Business Development, beginning in 2003. Before joining West End Capital, Mr. Slade was a Vice President at Agora Capital (an XL Capital affiliate). Mr. Slade has a degree in Economics and Politics from the University of Western Ontario.

Guy Swayne has served as our Chief Underwriting Officer-International since December 2005. He was appointed Chairman of Flagstone Syndicate Management Limited in May 2010. Mr. Swayne has extensive experience in the industry worldwide and brings a depth of expertise in underwriting, business development, and leadership to the Company. Prior to joining the Company, Mr. Swayne was Chief Underwriting Officer —International with ACE Tempest Reinsurance Ltd. where he managed the International Catastrophe underwriting unit. Mr. Swayne joined Ace in January 2000 and has held senior positions including Executive Vice President, ACE Financial Solutions International (AFSI) — Bermuda where he managed AFSI offices in London, Dublin, and Melbourne. In London he became President of ACE Financial Solutions Europe (AFSE) where he established and developed the European office reporting directly to the President and Chief Executive Officer in Bermuda. Mr. Swayne was instrumental in many key elements associated with a start-up operation, including business plan and budget development, hiring underwriting teams, business production and program completion.

Frédéric Traimond was appointed Group Chief Operating Officer of the Company on March 1, 2008. Mr. Traimond is also a member of the Boards of Directors of various entities within the Flagstone Group and is the Chief Operating Officer of Flagstone Réassurance Suisse SA. Before joining Flagstone Group, Mr. Traimond worked for 15 years for AXA Group, primarily in Switzerland. His last position was Chief Risk Officer of AXA-Winterthur, where most notably he was responsible for the Economic Capital studies, including Swiss Solvency Test, Asset-Liability Management, reinsurance strategy and reserve review. For the 8 years preceding holding that position, he was the chief management officer for the Non-Life subsidiary of AXA Switzerland. Mr. Traimond is a full member of the IAF (Institut des Actuaires Français) and SAA (Swiss Association of Actuaries).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We describe below the transactions we entered into with parties that are related to our Company during the year ended December 31, 2010. We believe that each of the transactions described below was on terms no less favorable to us than we could have obtained from unrelated parties.

Policies and Procedures for Related Party Transactions

The Company adopted a written Code of Conduct and Ethics on June 16, 2006 which specifies the Company’s policy relating to conflicts of interest (the “Code of Conduct”). The Code of Conduct defines a “conflict of interest” as any situation in which the private interest of any director, board observer or employee of the Company interferes in any way (or even appears to interfere) with the interests of the Company as a whole. Under the Code of Conduct, an individual who becomes aware of a potential conflict of interest must report this conflict to the Chairman of the Audit Committee for consideration by the Audit Committee. The Audit Committee will determine whether a conflict of interest exists on a case-by-case basis and will memorialize its determinations and the reasons behind such determinations. The Audit Committee will ensure that the directors voting on an issue are informed, disinterested and independent with respect to that issue. If the Audit Committee determines that a conflict of interest exists, then the director, board observer or employee shall not participate, directly or indirectly, in the matter or activity that has given rise to such conflict of interest unless expressly approved by the Audit Committee. The charter of the Audit Committee requires the Audit Committee to review and discuss with management the reasonableness of the price, terms and conditions for all related party transactions. The transactions described below have been reviewed by Audit Committee in accordance with this mandate:

●           On May 21, 2010, in connection with the resignation of Mark J. Byrne (“Mr. Byrne”) from his position as Executive Chairman of the Board of the Company, Flagstone (Bermuda) Holdings Limited (“Bermuda Holdings”), a subsidiary of the Company, and Mr. Byrne entered into a General Release and Settlement Agreement (the “Release Agreement”), pursuant to which Bermuda Holdings agreed to pay Mr. Byrne a lump-sum cash severance payment of $1,100,000 on May 24, 2010, and a second lump-sum cash severance payment of $1,100,000 on May 20, 2012, in respect of amounts payable to Mr. Byrne pursuant to the terms of his employment agreement and other compensation rights. All equity, equity-based, bonus or incentive compensation awards (including performance share units under the Company’s Amended and Restated Performance Share Unit Plan) held by Mr. Byrne were forfeited without payment. The Release Agreement also provided Mr. Byrne with continuation of certain benefits, including medical insurance. Pursuant to the Release Agreement, Mr. Byrne and Bermuda Holdings mutually released one another from, among other things, any and all existing liabilities and agreements relating to Mr. Byrne’s employment with the Company.

●           In connection with the execution of the Release Agreement, the Company and Limestone Business Limited, a company controlled and capitalized by Mr. Byrne (“Limestone”), entered into a Share Purchase Agreement pursuant to which, on May 25, 2010, the Company purchased from Limestone 2,000,000 common shares of the Company for a total price of $24 million.

●           On December 8, 2010, Bermuda Holdings entered into a Share Purchase Agreement (the “Second Purchase Agreement”) with Mark J. Byrne, at the time a director of the Company, Limestone, and Haverford, a company associated with Mr. Byrne.  Pursuant to the Second Purchase Agreement, Bermuda Holdings  (i) purchased from Limestone 5,155,156 shares, par value $0.01 per share, of the Company at a price of $11.4823 per share, (ii) purchased from Haverford 2,849,868 shares, par value $0.01 per share, of the Company at a price of $11.4823 per share and (iii) purchased from Haverford, at a price of $13,500,000, the Amended and Restated Share Purchase Warrant dated as of June 25, 2010, issued to Haverford and exercisable for 7,955,553 shares of the Company.

●           On December 14, 2010, Mr. Byrne retired as a member of the Board. In connection with his retirement, the Company, Mr. Byrne, Limestone and Haverford entered into a letter agreement dated December 8, 2010, pursuant to which the Company agreed to continue to indemnify Mr. Byrne for actions taken by him while an employee or a director of the Company to the same extent as other former employees and directors of the Company.

Other Transactions

Set forth below are other transactions entered into between the Company and entities that have a relationship with certain of our directors or shareholders:

●    On May 17, 2010, the Company entered into a commitment agreement to purchase $25.0 million of Marathon Legacy Securities Public-Private Investment Funds, Ltd. On September 30, 2010, the Company entered into a further commitment agreement to purchase $9.0 million of the fund. A member of the Company’s Board is also a managing director of Marathon Asset Management, L.P., the investment manager of the fund, but does not personally have a role in the management of the fund nor does he receive compensation as a result of the Company’s investment. As of December 31, 2010, the market value of the Company’s investment in this fund was $31.9 million and the remaining capital commitment was $6.8 million.

●    Three of the Company's subsidiaries have investment management agreements in place with Neuberger Berman Fixed Income LLC, which owns shares in the Company.  Investment management fees under these agreements during 2010 were $0.3 million.

●    Flagstone Réassurance Suisse S.A., a wholly-owned subsidiary of the Company, has cash and cash equivalent investments in money market funds that are managed by the BlackRock group, which owns shares in the Company.  As of December 31, 2010, the Company held $4.3 million in these investments.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis explains the material elements of the compensation of our named executive officers for 2010, who are set forth in the table below:

Name	Title
David Brown	Chief Executive Officer
Patrick Boisvert	Chief Financial Officer
David Flitman	Chief Actuary
Gary Prestia	Chief Underwriting Officer –North America
Guy Swayne	Chief Underwriting Officer –International

Highlights from 2010

In 2010, the Company, along with the insurance and reinsurance industry generally, faced significant challenges, including the explosion of the Deepwater Horizon oil rig, earthquakes in Chile and New Zealand and flooding in Australia. Despite these challenges, our management accomplished the following objectives designed to maximize shareholder value.

●
Despite a significant amount of catastrophe losses globally, our management delivered 12.1% of diluted book value per share growth in 2010.  This is largely as a result of the diversified book of business built during our first five years and our active capital management in 2010.  These actions created significant value for our shareholders through the repurchase of shares by the Company.

●
As result of efforts by our management, we attained significant operating milestones, including the completion of the redomestication of the Company to Luxembourg, successfully purchasing reinsurance protection from Montana Re in connection with the issuance of our fourth catastrophe bond, and winning the award of Reinsurance Company of the Year by an international trade magazine.

●	Our senior management, through the formation of a new six-member executive committee, took on significant new responsibilities as a result of changes to our management structure that occurred in 2010.

●
Our management has worked diligently to perform a comprehensive strategic review of the organization, which is ongoing, and has begun to implement cost-saving initiatives, especially in relation to expense management.

Overview

Philosophy and Objectives

Our executive compensation programs are designed to encourage our executive officers to think and act like, and over time themselves become, shareholders of the Company. We want our executive officers to take appropriate risks with our capital in order to generate returns for our shareholders but at the same time to share the downside risk if their decisions cause poor performance or even loss. Through our performance management and rewards processes and programs, we endeavor to create an environment that fosters and rewards:

●	finding and assuming attractively priced risk;
●	managing our overall risk exposure to mitigate loss;
●	ensuring we have optimal capital to run our business;
●	working hard and cooperating with colleagues; and
●	providing excellent service to clients and colleagues.
We foster an attitude of shared risk-taking between each of our executive officers and our shareholders by providing a significant portion of our executive officers’ incentive compensation through equity-based awards. We emphasize “at risk” pay tied to performance as the majority of total compensation potential. We evaluate and reward our executive officers based on dynamic factors such as whether they are willing and able to challenge existing processes, adapt to sudden or frequent changes in priorities and capitalize on “windows of opportunity”.

Corporate Governance and Performance-Based Compensation

We seek to maintain the highest corporate governance standards.  With respect to our compensation practices, all compensation-related decisions with respect to our named executive officers are reviewed and approved by the Compensation Committee, which is comprised solely of independent, non-management directors.

Reflective of our efforts to maintain a compensation program that is consistent with best practices, we have adopted the following specific approaches with respect to our compensation:

●
Emphasis on Performance-Based Compensation.  We guarantee a fairly small portion of the overall compensation for our named executive officers while providing a much larger portion in the form of incentive-based compensation that is linked to the Company’s annual financial results over a three-year performance period.

●
Avoidance of Problematic Pay Practices.  We have generally avoided pay practices that are widely considered problematic, such as providing tax gross-ups, guaranteed bonuses, using the same performance criteria for short- and long-term compensation or excessive severance packages.  In addition, change-in-control benefits payable under the Company’s Performance Share Unit Plan generally have “double trigger” vesting conditions, meaning that they vest in connection with a change in control only if the executive officer also experiences a qualifying termination or there is an adverse change to the plan.

●
Clawback Policy.  In order to ensure that our executive officers do not inadvertently receive compensation that they did not earn, the Company has a policy to recover payments made with respect to performance share unit (“PSU”) grants, which are our primary long-term incentive vehicle, if the relevant performance measures upon which the grant was based are restated or otherwise adjusted in a manner that would reduce the size of a payment; in the event the Company is required to make a financial restatement due to a material misstatement, any PSU grant based upon the erroneous financial statements is cancelled.  This clawback policy is more stringent than the clawback requirements under the Sarbanes-Oxley Act in that it applies to all persons who receive compensation under a PSU (not just the Chief Executive Officer and Chief Financial Officer) and applies regardless of whether the misstatement was a result of misconduct.

Executive Compensation Policy

Role of the Compensation Committee

The Compensation Committee

The Compensation Committee, which solely comprises independent directors, is responsible for reviewing and approving all compensation paid to our named executive officers. The Chief Executive Officer provides input to the Compensation Committee regarding the compensation of each named executive officer other than his own.

The Compensation Committee has the authority, under its charter, to hire independent consultants at the Company’s expense and, in the future, it may seek such advice. In 2010, the Compensation Committee directly engaged Aon Hewitt to advise with respect to executive compensation. Aon Hewitt provided limited other advisory services to the Company for which it received less than $120,000 in fees.

Named Executive Officer Performance Assessment

At the end of the fiscal year, the Compensation Committee engages in a performance assessment of each of our named executive officers, focusing on each executive’s relative contribution during the fiscal year. The Compensation Committee principally uses a qualitative assessment, including factors such as our progress towards implementing our key strategic and operational initiatives, our investments in and improvements of technology and our key decision support tools, such as our exposure-based underwriting models, our efforts to improve the strength of our control and operating environments, and our efforts to attract, retain, and motivate our global workforce.

With respect to named executive officers other than the Chief Executive Officer, the Chief Executive Officer presents the Compensation Committee with his assessment of each other executive’s relative performance with respect to the above-mentioned categories for such fiscal year. The Chief Executive Officer does not play a role in determining his compensation. Instead, the Compensation Committee reviews his performance independently.

Competitive Market Review

The Compensation Committee considers competitive market practices with respect to the salaries and total compensation of our named executive officers. For purposes of determining competitive compensation levels for our named executive officers, the Compensation Committee subscribed to the PricewaterhouseCoopers Bermuda International Compensation Survey, an independent local market annual survey. In addition, the Compensation Committee’s consultant, Aon Hewitt, conducted a competitive market review of the components of executive officer compensation based on the companies in the PricewaterhouseCoopers Bermuda International Compensation Survey for 2009 and two other companies that the Compensation Committee considered comparable to the Company, Validus Holdings, Ltd. and  Platinum Underwriters Holding Ltd.

In order to understand the general level of compensation in our industry and to determine whether the components of compensation of our named executive officers are appropriate, the Compensation Committee also reviews market practices by speaking to recruitment agencies and reviewing annual reports, proxy statements and similar information released by other, similar Bermuda and Swiss reinsurance companies with market capitalizations greater than $500 million and less than $3 billion, in particular Aspen Insurance Holdings Ltd., Endurance Specialty Holdings Ltd., Allied World Assurance Company Holdings, Ltd, Montpelier Re Holdings Ltd. and Platinum Underwriters Holding Ltd. In order to maintain flexibility, the Compensation Committee does not formally engage in benchmarking of compensation levels.

Components of Executive Compensation

The Company’s performance-driven compensation policy consists of the following components:

●	base salary

●	annual cash bonuses;

●	long-term incentive awards in the form of Performance Share Units;

●	retirement benefits; and

●	limited personal benefits and perquisites;

We balance short-term compensation (base salaries and annual cash bonuses) and long-term compensation (PSUs) to achieve our goal of driving long-term growth. The long-term compensation component, the PSUs, is designed to emphasize performance measures our executive officers need to address in order to deliver sustained shareholder value over time.

Balance of Components of Compensation

The Compensation Committee carefully determines the percentage mix of compensation components, with respect to both short- versus long-term compensation and cash versus equity compensation, that it considers appropriate for each of our named executive officers. This is not a mechanical process, and the Compensation Committee uses its judgment, experience and work with our named executive officers to determine the appropriate mix of compensation for each individual.

Base salary typically will constitute a minority portion of the total compensation of our named executive officers. The Compensation Committee sets salary to provide adequate cash compensation to support a reasonable standard of living, so that our named executive officers are prepared to have “at risk” the portion of their compensation received in annual bonuses and PSUs. With regard to our incentive compensation components, the Compensation Committee anticipates that if the Company achieves strong performance our named executive officers will receive significantly more long-term value from their PSUs than from their annual cash bonuses. The base number of PSUs granted to each named executive officer is based on such individual’s role and responsibility at the Company and the expectations the Compensation Committee has for the individual; the actual number of PSUs that ultimately vest is based on the Company’s diluted return on equity.  For additional information, see “Compensation Discussion and Analysis—Long-Term Incentive Awards” below.

2010 Compensation

Base Salary

General.  Base salary is used to recognize the experience, skills, knowledge and responsibilities required of the executive officers in their roles.

Determination.  The salaries of our named executive officers are reviewed by the Compensation Committee and, other than with respect to his own compensation, our Chief Executive Officer, on an annual basis, as well as at the time of promotion or other changes in responsibilities. The leading factor in determining increases in salary level is the employment market in Bermuda and, solely in respect of Mr. Boisvert, Switzerland for senior executives of insurance and reinsurance companies. Other factors that the Compensation Committee and our Chief Executive Officer consider include the seniority of the individual, the functional role of the individual’s position, the level of the individual’s responsibility, the ability to replace the individual, the base salary of the individual at his prior employment and the limited number of well-qualified candidates available in Bermuda and Switzerland, where all of our named executive officers are located. In addition, the Compensation Committee informally considers competitive market practices with respect to the salaries of our named executive officers and increases in the cost of living in Bermuda and Switzerland.

Salaries in 2010.  When establishing the 2010 base salaries of our named executive officers other than our Chief Executive Officer, the Compensation Committee decided to increase each such individual’s base salary to reflect increases in the cost of living. With respect to the 2010 base salary of our Chief Executive Officer, the Compensation Committee determined that his base salary should be raised from $650,000 to $1 million to reflect competitive market practices.

Annual Cash Bonuses

General.  Annual cash bonuses are intended to reward individual performance during the year and can therefore be highly variable from year to year. We believe our annual bonus pay component helps us to provide an element of our incentive compensation on a more immediate basis than with long-term incentive awards.

Determination.  The Compensation Committee, on a discretionary basis and taking into account individual performance and corporate performance for the year, using both subjective and objective criteria, determines annual bonus awards for each of our named executive officers. Due to the volatility of our industry and thus our financial results, the Compensation Committee and management believe that pure quantitative performance measures are not the most appropriate method of rewarding executive performance, and in light of this, we do not provide for a formulaic bonus plan.

With respect to the annual bonus compensation payable to each of our named executive officers, the Compensation Committee determines a potential bonus amount based on the seniority of such individual’s position and the Compensation Committee’s view of the degree to which such individual’s performance could affect the Company’s overall results. Effective January 1, 2011, the employment agreements for each of our named executive officers other than our Chief Executive Officer limit the amount of annual bonus to 90% of annual base salary; however, the Compensation Committee retains discretion to pay a bonus in excess of such limit in recognition of extraordinary performance. The employment agreement for our Chief Executive Officer does not limit the amount of his annual bonus.

With respect to performance criteria, our Chief Executive Officer agrees with each of our other named executive officers upon factors of both individual and corporate performance to be considered in the evaluation process described above, and then subsequently rates each named executive officer in writing based on those factors before deciding the bonus amount to recommend to the Compensation Committee. In the case of the Chief Executive Officer, the Compensation Committee establishes these factors. The Compensation Committee may increase or decrease a named executive officer’s actual bonus amount from the amount recommended by management in order to reflect extraordinary individual performance in a fiscal year that the Compensation Committee may determine warrants specific recognition.

Annual Bonuses in 2010.  The short-term and long-term factors considered in determine each named executive officer’s annual bonus in 2010 were based on specific confidential strategic objectives. The primary objectives were finding and assuming attractively-priced risk; managing our overall risk exposure to mitigate loss; ensuring we have optimal capital to run our business; working hard and cooperating with colleagues; and providing excellent service to clients and colleagues.

Long-Term Incentive Awards

General.  The Company has adopted the Amended and Restated Performance Share Unit Plan (the “PSU Plan”) to provide PSUs as long-term incentive compensation to certain key employees of the Company (including our named executive officers).

The PSUs are designed to align management’s performance objectives with the interests of our shareholders. We believe that PSUs (which are based on diluted return on equity) align the compensation of our named executive officers more closely to shareholder value than other alternatives such as options (which place 100% weight on growth in market value). Diluted return on equity is the ratio of net income for a fiscal year over the Company’s shareholders’ equity at the beginning of such fiscal year, adjusted for any changes in the number of common shares issued and outstanding and dividends paid.

The Compensation Committee has exclusive authority to select the persons to be awarded PSUs. At the time of each award, the Compensation Committee determines the terms of the award, including the performance period (or periods) and the performance objectives relating to the award.  With the exception of the special 2009 − 2010 series (described below) that vest in two years, the PSUs vest over a period of three years.

To enhance retention, the Company generally will cancel PSUs without payment if the participant’s employment terminates prior to the end of the performance period.

Determination.  We generally grant PSU awards annually, prior to the commencement of the performance period they track. In the case of new hires, we generally award PSUs that have a performance period commencing at the beginning of the year of hire.

Following the end of the performance period of a PSU, the Compensation Committee determines whether the diluted return on equity performance objectives were met in whole or in part, and calculates the payment due on the PSU as a result. The Compensation Committee has no discretion to modify the performance goals of PSUs that have already been granted.

Grants in 2009 and 2010.  PSUs entitle the recipient to receive the number of common shares of the Company (or cash equivalent or combination of cash and common shares) equal to the product of the number of PSUs granted times a “multiplier”. The applicable multiplier for each series of PSUs outstanding during 2010 is determined as follows:

●
2009 − 2011 (Series A, B and H): The multiplier is determined based on the arithmetic average return on equity of the Company during the fiscal years 2009 − 2011 measured in accordance with U.S. GAAP on a fully diluted basis. The multiplier is 100% if return on equity is 13.5%, 150% if return on equity is 18.5% or greater, and 50% if return on equity is 8.5% or less. The multiplier scales ratably between return on equity endpoints of 8.5% and 18.5%.

●
2009 − 2010 (Series F): The multiplier is determined based on the arithmetic average return on equity of the Company during the fiscal years 2009 and 2010 measured in accordance with U.S. GAAP on a fully diluted basis. The multiplier is 100% if return on equity is 13.5%, 150% if return on equity is 18.5% or greater, and 50% if return on equity is 8.5% or less. The multiplier scales ratably between return on equity endpoints of 8.5% and 18.5%.

●
2010 − 2012 (Series A): The multiplier is determined based on the arithmetic average return on equity of the Company during the fiscal years 2010 − 2012 measured in accordance with U.S. GAAP on a fully diluted basis. The multiplier is 100% if return on equity is 14.5%, 140% if return on equity is 19.5% or greater, and 60% if return on equity is 9.5% or less. The multiplier scales ratably between return on equity endpoints of 9.5% and 19.5%.

Other Compensation Components

Retirement Benefits

We maintain a defined contribution pension plan in accordance with the National Pension Scheme (Occupational Pensions Act) 1998, as amended, for the benefit of employees, including our named executive officers, who are Bermudians or spouses of Bermudians.

We maintain a defined contribution pension plan in accordance with the Occupational Pensions Act in Switzerland for the benefit of employees, including our named executive officers, who are resident in Switzerland.

The named executive officers do not participate in any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified, except for those contributions to the Swiss social pension plan, or l’Assurance-Vieillesse et Survivant.

Personal Benefits and Perquisites

Each of our named executive officers is required to maintain a personal residence in Bermuda or Switzerland. Consistent with the practices of our competitors and to encourage executives to join the Company, we may provide housing allowances to help defray the high cost of housing in those locations. We may also provide schooling allowances to certain of our executive officers with school age children who are asked to relocate for work. In certain cases, we may also reimburse personal travel expenses that a named executive officer incurs in connection with his relocation.

Change in Control and Severance Benefits

Upon termination of employment, our named executive officers may receive payments under the Company’s PSU Plan and severance payments under their employment agreements.  The Company provides change in control benefits in order to protect executives during a transaction that may cause them substantial professional uncertainty, so that they can focus on maximizing shareholder value.  In addition to the information below, for information on change-in-control and severance benefits, see “Potential Payments Upon Termination or Change in Control”.

Other Matters

Employment Agreements

Each of our named executive officers is party to an employment agreement that entitles him to compensation if his employment is terminated without cause.  In Mr. Brown’s case, his severance payment is enhanced if his termination occurs after a change in control of the Company.  Each agreement contains a requirement that the executive give significant advanced notice of a termination, as well as restrictive covenants to protect the Company’s interests.

The Compensation Committee determined that the level of severance payments payable to each of our named executive officers was reasonable in light of the length of the notice period and restrictive covenant period to which he is committed. A decision to resign would effectively freeze Mr. Brown’s career for at least a year and the careers of our other named executive officers for at least six months, which in each case, is proportional to the one year’s or six months’ severance pay, respectively, to which each would be entitled.

In addition, Mr. Brown’s severance provisions are more generous than those of the other named executive officers in reflection of the high opportunity costs he would bear if the Company decided to change its Chief Executive Officer.

Clawback Policy

In 2010, we amended the PSU Plan to provide for the recovery of payments made with respect to a PSU grant if the relevant performance measures upon which the grant was based are restated or otherwise adjusted in a manner that would reduce the size of a payment.  In the event the Company is required to make a financial restatement due to a material misstatement any PSU grant based upon the erroneous financial statements is cancelled. This clawback policy is more stringent than the clawback requirements under the Sarbanes-Oxley Act in that it applies to all persons who receive compensation under a PSU (not just the Chief Executive Officer and Chief Financial Officer) and applies regardless of whether the misstatement was a result of misconduct.

Common Share Ownership Requirements

The Company seeks to weight its compensation scheme to ownership of our common shares. The Company believes that broad-based stock ownership by its employees (including our named executive officers) enhances its ability to deliver superior shareholder returns by increasing the alignment between the interests of our employees and our shareholders. The goal of the PSU program is to engage all of our named executive officers as partners in the Company’s success and help the Company realize the maximum gain from its strategy. The Company does not have a formal requirement for share ownership by any group of employees.

Assessment of Risks Associated with Compensation Programs

The Company has reviewed and considered its compensation policies and practices and does not believe that they create risks that are reasonably likely to have a material adverse effect on the Company.

The Company has a Chief Enterprise Risk Officer who is responsible for managing various risks facing the Company, including operational and reputational risks. As part of his risk assessment, he considered the risks posed by the Company’s compensation programs and determined that they were not reasonably likely to have a material adverse effect on the Company.

Warrant

In connection with the initial closing of the private placement for the Company’s common shares in December 2005, the Company issued the Warrant to Haverford (the “Haverford Warrant”) for its role in these capital raising activities. The Haverford Warrant granted the holder the right, at any time during the period commencing on December 1, 2010 and ending December 31, 2010, to purchase from the Company up to 12.0% of the issued share capital of the Company at the consummation of the initial private placements of the Company at an exercise price of $14.00 per common share. At the Board meeting held on November 14, 2008, the Warrant was amended to change the exercise date from December 1, 2010 to December 31, 2010, to December 1, 2013 to December 31, 2013, to change the strike price to $14.80 from $14.00 and to include a provision that amends the strike price for all dividends paid by the company from the issuance of the Haverford Warrant to its exercise date. On June 25, 2010, the Haverford Warrant was amended and restated so that Haverford could transfer a portion of the Haverford Warrant to Leyton Limited. (the “Leyton Warrant”), a company associated with Flagstone’s chief executive officer David Brown. Haverford continued to hold the Haverford Warrant and all other terms of each Haverford Warrant remained unchanged. On December 14, 2010, in connection with the retirement of Mr. Byrne as a member of the Board and pursuant to the Purchase Agreement between Bermuda Holdings, Mr. Byrne and Haverford and Limestone, companies associated with Mr. Byrne, Bermuda Holdings purchased the Haverford Warrant at a cost of $13.5 million. On December 14, 2010, the Company purchased the Haverford Warrant from Bermuda Holdings.  The Company subsequently cancelled the Haverford Warrant.  The Leyton Warrant, exercisable at maturity for 630,194 common shares of the Company, remains outstanding.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management of the Company the Compensation Discussion and Analysis (“CD&A”). Based on such review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement.

Compensation Committee

Stewart Gross, Chairman

E. Daniel James

Gary Black

Anthony P. Latham

Dr. Anthony Knap

Wray T. Thorn

COMPENSATION TABLES AND NARRATIVE DISCLOSURES

The following tables, narratives and footnotes describe the total compensation and benefits for our named executive officers for fiscal 2010.

Summary Compensation Table

The following Summary Compensation Table summarizes the total compensation awarded to our named executive officers as of December 31, 2010 for services rendered by them to the Company and to its subsidiaries.

Name and Principal Position	Year	Salary $	Bonus(1) $	Stock Awards(2) $	Option Awards(3) $	All Other Compensation(4) $	Total $
David Brown	2010	1,000,000	1,000,000	1,816,040	–	–	3,816,040
Chief Executive Officer	2009	650,000	601,250	1,709,750	–	46,958	3,007,958
	2008	650,000	422,500	8,168,670	261,708	46,958	9,549,836

Patrick Boisvert(5)	2010	403,872	336,560	794,145	–	134,082	1,668,659
Chief Financial Officer	2009	378,471	230,775	619,900	–	85,431	1,314,577
	2008	246,326	299,742	1,453,870	–	–	2,071,159

David Flitman	2010	565,000	500,000	941,815		120,000	2,126,815
Chief Actuary	2009	525,000	400,000	732,750	–	120,000	1,777,750
	2008	500,000	280,000	2,654,096	–	120,000	3,554,096

Gary Prestia	2010	565,000	500,000	941,815		67,674	2,074,489
Chief Underwriting Officer –	2009	546,000	400,000	732,750	–	51,200	1,729,950
North America	2008	520,000	292,500	2,879,507	–	51,600	3,743,607

Guy Swayne(6)	2010	565,000	500,000	941,815		69,740	2,076,555
Chief Underwriting Officer –	2009	478,800	400,000	732,750	–	117,154	1,728,704
International	2008	359,484	283,416	3,234,271	–	125,661	3,987,362

(1)
The amounts shown in this column are bonuses paid in fiscal year 2011 and reflecting performance in fiscal year 2010; and bonuses paid in fiscal year 2010 reflecting performance in fiscal year 2009; and bonuses paid in fiscal year 2009 reflecting performance in fiscal year 2008.

(2)
The amounts shown is this column represent the grant date fair value based on probable performance results of PSUs granted during the fiscal year to our named executive officers in accordance with FASB ASC Topic 718 (Compensation — Stock Compensation). At a meeting of the Compensation Committee on November 13, 2008, the members of the Compensation Committee voted to cancel the PSUs previously granted in 2006, 2007 and January 2008 to our named executive officers in light of the Company’s then current diluted return on equity estimates, subject to receiving such executive officer’s consent. On December 8, 2008, the executive officers each consented to this cancellation and the PSUs previously granted were cancelled. In lieu of this cancellation, two special series, 2009 − 2010 and 2009 − 2011, were issued as replacement PSUs to those employees who were holders of the cancelled series. The value of the stock awards for 2008 include the grant date fair value of the PSUs granted in January 2008 (which were subsequently cancelled) and the grant date fair value of the two special PSU series described above.

(3)	The amounts shown in this column represent the interests of Mr. Brown in the fair value of the amendment to the Haverford Warrant during 2008, based upon his contributions to the capital of Haverford.

(4)
The amounts shown in this column represent Company matches to the named executive officers’ contributions under the Company’s deferred contribution plans, housing allowances or mortgage assistance, school subsidies and personal travel reimbursements provided to our named executive officers. The value of each such benefit paid to each named executive officer for fiscal year 2010 is disclosed in the table below. Mr. Brown received no such benefits. During fiscal years 2010, 2009 and 2008, on flights of Company aircraft, the Company allowed employees and their family members to occupy seats that otherwise would have been vacant. This benefit had no incremental cost to the Company as each named executive officer reimbursed the marginal cost to the Company for any such personal use.

Name	Company Matching Contributions under Defined Contribution Plans (S)	Housing Allowances or Mortgage Subsidies ($)	School Subsidies ($)	Personal Travel Reimbursements ($)
Patrick Boisvert	37,922	57,696	38,464
David Flitman		120,000
Gary Prestia		49,560		18,114
Guy Swayne	28,250	41,490

(5)
Mr. Boisvert received his salary and his housing allowance in U.S. dollars from January 1, 2007 until June 30, 2008. Mr. Boisvert then received his salary and his housing allowance in Swiss francs beginning July 1, 2008. The Swiss franc amounts were converted into U.S. dollars at an average foreign exchange rate for the 2008 period of $0.89871, for the 2009 period of $0.91061 and for the 2010 period of $0.96159.

(6)
Mr. Swayne entered into an employment agreement effective September 1, 2007 to serve as the Chief Executive Officer of Flagstone Réassurance Suisse S.A. for a period of up to two years. This agreement concluded effective July 1, 2009 when Mr. Swayne entered into a new employment agreement to assume the position of Chief Underwriting Officer — International for Flagstone Réassurance Suisse S.A. (Bermuda Branch). In fiscal year 2008, Mr. Swayne was paid a bonus of CHF 50,000 reflecting performance for the last quarter of fiscal year 2007. In fiscal year 2009, Mr. Swayne received performance bonuses of CHF 65,000 and $225,000 reflecting his performance for fiscal year 2008. The Swiss franc amounts were converted into U.S. dollars at an average foreign exchange rate for the 2008 period of $0.89871 and for the 2009 period of $0.91061.

Grants of Plan-Based Awards Table

The following Grants of Plan-Based Awards Table summarizes all grants made to our named executive officers under any plan during the fiscal 2010 year.

		Estimated Future Payouts Under Equity Incentive Plan Awards(1)			Grant Date Fair Value of Stock and Option Awards(2) $
Name	Grant Dates	Threshold #	Target #	Maximum #
David Brown	January 1, 2010	99,600	166,000	232,400	1,816,040
Patrick Boisvert	January 1, 2010	34,800	58,000	81,200	634,520
	December 10, 2010	7,500	12,500	17,500	159,625
David Flitman	January 1, 2010	45,000	75,000	105,000	820,500
	December 10, 2010	5,700	9,500	13,300	121,315
Gary Prestia	January 1, 2010	45,000	75,000	105,000	820,500
	December 10, 2010	5,700	9,500	13,300	121,315
Guy Swayne	January 1, 2010	45,000	75,000	105,000	820,500
	December 10, 2010	5,700	9,500	13,300	121,315

(1)
“Minimum” means the minimum number of common shares issuable under the award (factor of 0.6); “Target” means the number of common shares issuable if the performance objectives of the award were met in full (factor of one), and “maximum” means maximum number of common shares issuable under the award (factor of 1.4).

(2)
The amounts shown in this column are based on the fair value at time of grant of the PSUs. It assumes the performance objectives of the PSU grant were met in full (factor of one), which the Company has determined to be the probable performance outcome with respect to the PSUs. The ultimate value of the PSUs is highly dependent on the Company’s diluted return on equity. See “— Long Term Incentive Awards”.

Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

The following paragraphs summarize the employment-related agreements for our named executive officers. The employment agreements for Messrs. Swayne, Boisvert, Flitman and Prestia provide that either party may terminate the agreement upon 180 days’ advance written notice to the other party and do not otherwise specify a termination date. The employment agreement for Mr. Brown provides that either party may terminate the agreement upon 365 days’ advanced written notice to the other party and does not otherwise specify a termination date. The employment agreement for each named executive officer provides for a discretionary annual bonus to be paid to each named executive officer. The employment agreements for Messrs. Swayne, Boisvert, Flitman and Prestia specify that the annual bonus shall not exceed 75%, 75%, 60% and 75% of their annual salary, respectively; the bonus limit for each such named executive officer was increased to 90% of annual salary with effect from January 1, 2011. The employment agreement for Mr. Brown does not limit the amount of his annual bonus.

The employment agreements for each of our named executive officers specify that each named executive officer shall have the right to personal use of the Company aircraft, provided that each named executive officer shall reimburse the marginal cost to the Company for this personal use. This amount does not include fixed costs which do not change based on usage, such as pilot salaries, the lease costs of the Company aircraft, and the cost of maintenance not related to trips on the aircraft.

David Brown.       We have entered into an employment agreement with Mr. Brown, dated October 15, 2006, under which he has agreed to serve as our Chief Executive Officer. Pursuant to this agreement, Mr. Brown was paid an annual salary of $1,000,000 for the year ended December 31, 2010. The agreement further provides that Mr. Brown will receive a housing allowance through a mortgage subsidy, which will lower the effective cost of financing on his Bermuda residence to 3% per annum. The maximum financing to which this applies is an amount equal to five times Mr. Brown’s annual salary as amended from time to time. Mr. Brown and the Company have agreed that his annual salary for the year ending December 31, 2011 will be approximately $1,000,000.

Patrick Boisvert. We restated the employment agreement with Mr. Boisvert, on March 31, 2009, under which he has agreed to serve as our Chief Financial Officer. This employment agreement replaced the prior agreements dated July 1, 2008 and April 9, 2008 between Flagstone Reinsurance Limited and Mr. Boisvert. Pursuant to the agreement, Mr. Boisvert was paid an annual salary of CHF420,000 for the year ended December 31, 2010. The agreement further provides that Mr. Boisvert shall receive a housing allowance of CHF 6,000 per month until October 31, 2010, at which point his housing allowance ceased. Mr. Boisvert and the Company have agreed that his annual salary for the year ending December 31, 2011 will be approximately CHF 450,000.

David Flitman.    We restated the employment agreement with Mr. Flitman, on March 31, 2009, under which he has agreed to serve as our Chief Actuary. This employment agreement replaced the prior employment agreements with the Company dated August 25, 2008 and January 5, 2006 between Flagstone Reinsurance Limited and Mr. Flitman. Pursuant to the agreement, Mr. Flitman was paid an annual salary of $565,000 for the year ended December 31, 2010. The agreement further provides that Mr. Flitman will receive a housing allowance of up to $120,000 per annum. Mr. Flitman and the Company have agreed that his annual salary for the year ending December 31, 2011 will be approximately $580,000.

Gary Prestia.       We restated the employment agreement with Mr. Prestia, on March 31, 2009, under which he has agreed to serve as our Chief Underwriting Officer — North America. This employment agreement replaced the prior agreements with the Company dated October 18, 2006 and August 26, 2008 between Flagstone Reinsurance Limited and Mr. Prestia. Pursuant to the agreement, Mr. Prestia was paid an annual salary of $565,000 for the year ended December 31, 2010. The agreement further provides that Mr. Prestia will receive a housing allowance of up to $60,000 per annum. Mr. Prestia and the Company have agreed that his annual salary for the year ending December 31, 2011 will be approximately $580,000.

Guy Swayne.        We restated the employment agreement with Mr. Swayne, on June 24, 2009, under which he has agreed to serve as our Chief Underwriting Officer — International. This employment agreement replaced the prior agreements with the Company dated August 26, 2007. Pursuant to the agreement, Mr. Swayne was paid an annual salary of $565,000 for the year ended December 31, 2010. During 2010, Mr. Swayne received a housing allowance of $41,490. Mr. Swayne and the Company have agreed that his annual salary for the year ending December 31, 2011 will be approximately $580,000.

PSU Plan

The Compensation Committee determines the size of any plan-based awards granted to our named executive officers.  In 2008, 2009 and 2010, all plan-based awards were granted under the Company’s PSU Plan.

In January and December 2010, the Compensation Committee awarded PSUs for the 2010 - 2012 performance period. Under the non-discretionary formula set forth in the PSUs, upon vesting, the executive officers holding PSUs will be entitled to receive a number of common shares of the Company (or the cash equivalent, or a combination of both, in each case at the election of the Compensation Committee) equal to the product of the number of PSUs granted multiplied by a factor. The factor will range between 0.6 and 1.4, depending on the diluted return on equity achieved during the vesting period. The PSUs vest over a period of approximately three years. If the diluted return on equity goals are not met, no compensation cost is recognized.

To enhance retention, if a participant’s continuous employment terminates prior to the end of the performance period, the Company generally will cancel PSU grants without value at the end of the next performance period.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the number of securities underlying the Leyton Warrant and the Company’s PSU Plan awards for each named executive officer as of December 31, 2010:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable #	Number of Securities Underlying Unexercised Options Unexercisable(1) #	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options #	Option Exercise Price(2) $	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(3) #	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(4) #
David Brown	N/A	630,194	–	$14.80	Dec 31, 2013	888,586	11,196,184
Patrick Boisvert	N/A	N/A	N/A	N/A	N/A	222,234	2,800,148
David Flitman	N/A	N/A	N/A	N/A	N/A	329,050	4,146,030
Gary Prestia	N/A	N/A	N/A	N/A	N/A	347,890	4,383,414
Guy Swayne	N/A	N/A	N/A	N/A	N/A	479,092	6,036,559
________________
(1)	The amounts shown in this column represent the interests of Mr. Brown in the Leyton Warrant, based upon his to the capital of Leyton Limited. Such interests will vest on December 1, 2013.

(2)	Strike price at expiration date will be $14.80 adjusted for all dividends paid by the company from the issuance of the Leyton Warrant to its expiration date.

(3)
The number of common shares shown in this column assumes the performance objectives of the PSU grant were met in full (factor of one). The number of common shares issuable in respect of the PSUs could increase by a factor of 1.5 for the 2009 - 2011 series and the 2009 - 2010 series and 1.4 for the 2010 - 2012 series or decrease by a factor of 0.5 for the 2009 - 2011 series and the 2009 - 2010 series and .6 for the 2010 - 2012 series depending on diluted return on equity. See “— Long Term Incentive Awards”. Set forth in the table below are the vesting dates of all PSU awards that were unvested as of December 31, 2010:

Name	Stock Award Grant Date	Base Number of PSUs That Have Not Vested	Vesting Dates
David Brown	December 8, 2008	273,793	January 1, 2011
	December 8, 2008	273,793	January 1, 2012
	January 1, 2009	175,000	January 1, 2012
	January 1, 2010	166,000	January 1, 2013
Patrick Boisvert	December 8, 2008	44,867	January 1, 2011
	December 8, 2008	44,867	January 1, 2012
	January 1, 2009	50,000	January 1, 2012
	August 30, 2009	12,000	January 1, 2012
	January 1, 2010	58,000	January 1, 2013
	December 10, 2010	12,500	January 1, 2013
David Flitman	December 8, 2008	84,775	January 1, 2011
	December 8, 2008	84,775	January 1, 2012
	January 1, 2009	75,000	January 1, 2012
	January 1, 2010	75,000	January 1, 2013
	December 10, 2010	9,500	January 1, 2013
Gary Prestia	December 8, 2008	94,195	January 1, 2011
	December 8, 2008	94,195	January 1, 2012
	January 1, 2009	75,000	January 1, 2012
	January 1, 2010	75,000	January 1, 2013
	December 10, 2010	9,500	January 1, 2013
Guy Swayne	December 8, 2008	159,796	January 1, 2011
	December 8, 2008	159,796	January 1, 2012
	January 1, 2009	75,000	January 1, 2012
	January 1, 2010	75,000	January 1, 2013
	December 10, 2010	9,500	January 1, 2013

(4)           Based on the closing price per common share of $12.60 at December 31, 2010.

Option Exercises and Stock Vested

For our named executive officers, no PSUs vested during 2010.

Potential Payments Upon Termination or Change in Control

The following summarizes potential payments payable to our named executive officers upon termination of their employment or a change in control of the Company under their current employment agreements and our PSU Plan.

Employment Agreements

The employment agreement of each named executive officer entitles him to a severance payment if the Company terminates his employment without cause.

As used in these employment agreements, “cause” means:

●	a material breach by the named executive officer of any contract between such executive officer and the Company;

●
the willful and continued failure or refusal by such executive officer to perform any duties reasonably required by the Company, after notification by the Company of such failure or refusal, and failing to correct such behavior within 20 days of such notification;

●	commission by the executive officer of a criminal offence or other offence of moral turpitude;

●	perpetration by the executive officer of a dishonest act or common law fraud against the Company or a client thereof; or

●
the named executive officer’s willful engagement in misconduct which is materially injurious to the Company, including without limitation the disclosure of any trade secrets, financial models, or computer software to persons outside the Company without the consent of the Company.

Mr. Brown’s employment agreement provides that, in the event he is terminated without cause not following a change in control of the Company, he generally will be entitled to a lump sum cash payment of the greater of: (i) one year’s annual salary and a bonus calculated by averaging the sum of the three most recent bonuses paid to him and (ii) the cash value determined on a mark-to-market basis per the Company’s books and records for the most recently ended quarter, of the PSUs he lost due to termination, pro-rated for the portion of the performance period served under the PSUs. Under this provision, for a termination as of December 31, 2010, the Company would be obligated to pay $7,916,853 to Mr. Brown, following and subject to Mr. Brown’s compliance with a 730 day non-solicitation period (as described below).

If the Company terminates Mr. Brown’s employment without cause following a change in control of the Company, the Company will be obligated immediately to pay Mr. Brown a lump sum cash payment equal to one year’s annual salary and a bonus calculated by averaging the sum of three most recent bonuses paid to him. Under this provision, for a termination of employment as of December 31, 2010, the Company would be obligated to pay $1,674,583 to Mr. Brown. In addition to such compensation  under his employment agreement, under the PSU Plan, Mr. Brown would also be entitled to compensation with respect to his outstanding, unvested PSUs approximately equal to $16,585,115.  For additional information, see “—PSU Plan—Vesting Upon a Change in Control”.

Mr. Brown’s severance provisions are slightly more generous than those of the other named executive officers and reflect the high opportunity costs he would bear if the Company decided to change its Chief Executive Officer.  In the case of the other named executive officers, severance payments include a cash payment equal to six months’ salary and a bonus calculated by averaging the sum of the most recent three bonuses paid to each of them.  Under this provision, for a termination of employment as of December 31, 2010, the Company would be obligated to make the following payments to each of the named executive officers other than Mr. Brown, subject to each named executive officer’s compliance with a 545 day non-solicitation period (as described below):  $489,921 to Mr. Boisvert, $675,833 to Mr. Flitman, $680,000 to Mr. Prestia and $676,972 to Mr. Swayne.  In the event of a change in control, in addition to such compensation under his employment agreement, under the PSU Plan, each such named executive officer would also be entitled to compensation with respect to his outstanding, unvested PSUs in approximately the following amounts:  Mr. Boisvert:  $4,111,393; Mr. Flitman:  $6,112,575; Mr. Prestia:  $6,468,651; and Mr. Swayne $8,948,369.  For additional information, see “—PSU Plan—Vesting Upon a Change in Control”.

Severance payments for each named executive officer under his employment agreement are in addition to the Company’s obligation to pay such named executive officer’s salary during the requisite notice period.

Each employment agreement includes a covenant by the named executive officer not to solicit employees of the Company during a period following notice of termination, and, except for a termination of Mr. Brown without cause following a change in control of the Company, provides for the severance compensation under the employment agreements to be paid in a lump sum only after the officer shall have complied with such non-solicitation requirement (in the reasonable judgment of the Company). In the case of Mr. Brown, that period is 730 days. In the case of the other named executive officers, that period is 545 days. Payment terms with respect to the vesting of PSUs held by the named executive officers are described below.

PSU Plan

Vesting Upon Death or Disability

In the event that a PSU holder dies or becomes disabled prior to the end of a performance period, the PSU Plan provides that the PSU holder or his beneficiary will be entitled to a cash payment with respect to the number of PSUs that would have vested had the applicable performance criteria been achieved and the PSU holder had remained employed through the end of the performance period. Such cash payment is based on the market price of a common share on the date that the PSU holder becomes entitled to payment.

In the event that the employment of any of our named executive officers was terminated as a result of death or disability on December 31, 2010, based on the number of PSUs held by each named executive officer on such date and assuming that the closing price per share of common stock on the date the applicable named executive officer becomes entitled to payment is $12.60 (the closing price per common share on December 31, 2010), our named executive officers would be entitled to approximately the following payments:  $11,196,184 to Mr. Brown, $2,800,148 to Mr. Boisvert, $4,146,030 to Mr. Flitman, $4,383,414 to Mr. Prestia and $6,036,559 to Mr. Swayne.

Vesting Upon Retirement

The PSU Plan provides for the vesting of various amounts of PSUs upon a PSU holder’s retirement depending on the PSU holder’s years of service to the Company and its affiliates and the amount of time that has elapsed since the grant of the PSUs.

The PSU Plan provides for the vesting of outstanding unvested PSUs in the event that the applicable PSU holder retires at age 65 or older or the sum of the PSU holder’s age and years of service to the Company and its affiliates is 65 or greater.  However, none of our named executive officers meet these criteria.

In the event that a PSU holder does not meet the criteria described above at the time of his retirement, at such time the PSU holder will receive a cash payment with respect to any outstanding unvested PSUs as follows:  PSUs that were granted less than 24 months earlier would vest with respect to the value of one-ninth of the common shares that would have vested had the performance criteria been achieved and PSUs that were granted more than 24 months earlier would vest with respect to the value of two-ninths of the common shares that would have vested had the performance criteria been achieved.

In the event that the employment of any of our named executive officers was terminated as a result of retirement on December 31, 2010, based on the number of PSUs held by each named executive officer on such date, the respective grant dates thereof and assuming that the closing price per share of common stock on the date the applicable named executive officer becomes entitled to payment is $12.60 (the closing price per common share on December 31, 2010), our named executive officers would be entitled to approximately the following payments:  Mr. Brown:  $2,010,641; Mr. Boisvert:  $436,756; Mr. Flitman:  $698,040; Mr. Prestia:  $750,792; and Mr. Swayne:  $1,118,158.

Vesting Upon a Change in Control

Within 24 months following a change in control, and prior to the end of the performance period, the PSU Plan provides for payment in the event of a termination without cause, constructive termination or adverse change in the plan. As used in the PSU Plan:

●
A “change in control” means any person or group, other than the initial subscribers of the Company, becomes the beneficial owner of 50% or more of the Company’s then outstanding shares, or the business of the Company for which the participant’s services are principally performed is disposed of by the Company pursuant to a sale or other disposition of all or substantially all of the business or business related assets of the Company (including shares of a subsidiary of the Company).

●	“Cause” has the meaning set forth above under “— Employment Agreements”.

●
A participant who terminates employment at his own initiative may, by prior written notice to the Company, declare the termination to be a “constructive termination’’ if it follows (a) a material decrease in his salary or (b) a material diminution in the authority, duties or responsibilities of his position with the result that the participant makes a determination in good faith that he cannot continue to carry out his job in substantially the same manner as it was intended to be carried out immediately before such diminution. The Company has 30 days to cure the circumstances that would constitute a constructive termination.

●
An ‘‘adverse change in the plan’’ principally includes a termination of the plan, an amendment that materially diminishes the value of PSU grants, or a material diminution of the rights of the holder of the PSU.

In these circumstances, if the Compensation Committee shall have determined, prior to the change in control and based on the most recent performance status reports, that the performance objectives for the particular grant were being met at the date of the determination, the participant shall receive the maximum award for those PSUs, which is a number of common shares equal to 1.5 times the number of his PSUs for the 2009 - 2011 series and the 2009 - 2010 series and 1.4 times the number of his PSUs for the 2010 - 2012 series. If the Compensation Committee shall have determined that the performance objectives were not being met, the participant shall receive a portion of the maximum award to be determined by the Compensation Committee at its discretion, but not less than the pro-rated portion of the maximum award based on the number of full months which have elapsed since the date of the PSU grant plus half of the difference between that amount and the maximum award. For all PSU awards to date, the sole performance objective has been stated as a target diluted return on equity of the Company.

If the change in control is hostile, immediately upon any termination of the employment of the participant by the Company, each participant shall be entitled to receive (a) a number of common shares equal to the maximum award for his unvested PSUs, which is a number of common shares equal to 1.5 times the number of his unvested PSUs for the 2009 - 2011 series and the 2009 - 2010 series and 1.4 times the number of his PSUs for the 2010 - 2012 series or, (b) in the discretion of the Company, the cash value of those shares based on the market price per share at the date of termination.

The maximum number of common shares issuable under these provisions for a termination event as of December 31, 2010 would be approximately 1,316,279 shares to Mr. Brown, 326,301 shares to Mr. Boisvert, 485,125 shares to Mr. Flitman, 513,385 shares to Mr. Prestia and 710,188 shares to Mr. Swayne. Based on the closing price per common share of $12.60 at December 31, 2010, the value of those shares would be $16,585,115, $4,111,393, $6,112,575, $6,468,651 and $8,948,369, respectively.

Each of these provisions of the PSU Plan provides for payment only upon a change in control and another triggering event, such as a termination without cause. We believe this “double trigger” requirement maximizes shareholder value because this structure would prevent an unintended windfall to management in the event of a friendly (non-hostile) change in control, while protecting executives during a transaction that may cause them substantial professional uncertainty, so that they can focus on maximizing shareholder value. Under this structure, shareholders would have the ability to sell their common shares since the unvested PSUs would continue to incentivize our named executive officers to remain with the Company after the friendly change in control.

If, by contrast, the PSU plan had only a “single trigger”, and a friendly change in control occurred, management’s PSUs would all vest immediately creating a windfall, and the new owner would then likely find it necessary to replace the compensation with fresh unvested compensation, in order to retain management. This is why we believe a double trigger is more shareholder-friendly, and thus more appropriate, than a single trigger.

Director Compensation Table

The following table summarizes the fees or other compensation that our directors earned for services as members of the Board or any committee of the Board during 2010.

Name	Fees Earned or Paid in Cash $	Stock Awards(1) $	Total $
Gary Black	23,500	80,772	104,272
Stephen Coley	64,000	85,949	149,949
Thomas Dickson(2)	90,500	42,975	133,475
Stewart Gross(3)	131,500	15,533	147,033
E. Daniel James(4)	85,000	89,065	174,065
Dr. Anthony Knap	80,500	72,489	152,989
Anthony P. Latham	93,500	25,889	119,389
Jan Spiering	84,500	190,559	275,059
Wray T. Thorn(5)	90,500	90,096	180,596
Peter F. Watson	92,500	41,944	134,444
Mark Byrne(6)	59,387	–	59,387

(1)
The amounts shown in this column are based on the dollar amount recognized for financial statement reporting purposes for the 2010 fiscal year in accordance with FASB ASC Topic 718 (Compensation — Stock Compensation). The amounts shown in this column also represent the fair value at time of grant of the Restricted Share Units (“RSUs”) granted to each director during 2010. The aggregate number of RSUs issued to each director during 2010 (all of which remained outstanding as at December 31, 2010 with the exception of  the RSUs issued to Mr. Dickson, which were exercised in full) was as follows: Mr. Black — 7,129 RSUs; Mr. Coley — 7,586 RSUs; Mr. Dickson — 3,793 RSUs; Mr. Gross — 1,371 RSUs; Mr. James — 7,861 RSUs; Dr. Knap — 6,398 RSUs; Mr. Latham — 2,285 RSUs; Mr. Spiering — 16,819 RSUs; Mr. Thorn — 7,952 RSUs; Mr. Watson — 3,702 RSUs; and Mr. Byrne - nil.

(2)
As noted in “Our Directors”, Thomas Dickson is Chief Executive Officer and Founder of Meetinghouse LLC. The Company authorized the issuance of such RSUs in consideration of Mr. Dickson’s service as a director. The RSUs were granted in favor of Meetinghouse, LLC.

(3)
As noted in “Our Directors”, Stewart Gross is a Managing Director of Lightyear Capital. The Company authorized the issuance of such RSUs in consideration of Mr. Stewart’s service as a director. The RSUs were granted in favor of Lightyear Capital, LLC. Mr. Gross does not beneficially own these RSUs.

(4)
As noted in “Our Directors”, E. Daniel James is a founding partner and head of North America of Trilantic Capital Partners. As part of his compensation for serving as a director of the Company, Mr. James has received, and it is expected that he will in the future from time to time receive, common shares, RSUs or options to purchase our common shares. Under the terms of Mr. James’ employment with Trilantic Capital Partners, he is required to surrender to Trilantic Capital Partners any compensation (including common shares, RSUs and options) received in his capacity as a director of the Company. Mr. James disclaims beneficial ownership of all RSUs granted to him and all common shares beneficially owned by the Trilantic entities. See ‘‘Security Ownership of Certain Beneficial Owners, Management and Directors’’.

(5)
As noted in “Our Directors”, Wray Thorn is Managing Director at Marathon Asset Management, LP (formerly known as Marathon Asset Management, LLC) (“Marathon”) and serves as the investment manager of Marathon Special Opportunity Master Fund, Ltd. and Marathon Special Opportunity Liquidating Fund, Ltd. (together, the “Marathon Funds”). The Company authorized the issuance of such RSUs in consideration of Mr. Thorn’s service as a director. The RSUs were granted in favor of Marathon Funds. Mr. Thorn does not beneficially own these RSUs.

(6)
Currently, directors who are or were also employees during their period of service on the Board are not paid any fees or other compensation for services as members of the Board of Directors or of any committee of the Board.

Directors who are not employees of the Company are paid an annual fee of $75,000. The Company pays a minimum of $15,000 of the annual fee in RSUs under the RSU Plan. Each RSU will be valued at the market price of the common shares as of January 1 of each fiscal year. Directors receive the remaining portion of the annual fee in cash, or may, at their election, receive RSUs instead of cash for any amount of their annual fee. Some of our directors represent institutions that require them to assign over to the institution any compensation that they receive for serving as directors. The table above includes these amounts.

Each non-employee director receives cash in the amount of $3,500 for each Board or committee meeting attended in person, and $2,000 for each meeting attended by telephone. Each non-employee director receives cash in the amount of $3,000 per year for each committee the director serves upon. In addition, committee chairs (other than the Audit Committee Chair) receive an annual fee of $2,000 for each committee chaired. The Audit Committee Chair receives an annual fee of $100,000. This fee is greater than that received by the other committee chairs due to the substantially greater time and responsibility demands made upon the Audit Committee Chair.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee comprises five non-executive directors, Messrs. James, Black, Latham, Knap and Thorn, and Mr. Gross serves as Chairman. No member has ever been an officer or employee of the Company or of any of its subsidiaries.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
MANAGEMENT AND DIRECTORS

Beneficial Ownership of Common Shares by Certain Beneficial Owners

The following table sets forth information as at March 10, 2011 regarding beneficial ownership of common shares and the applicable voting rights attached to such share ownership in accordance with our Articles by each person known by us to beneficially own 5% or more of our outstanding common shares.

Name of Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Voting Rights
Trilantic entities(1)	10,000,000	14.27%
E. Daniel James(2)	10,000,000	14.27%
Silver Creek entities(3)	6,285,009	8.97%
Lightyear entities(4)	6,000,000	8.56%
Stewart Gross(5)	6,000,000	8.56%
Neuberger Berman entities (6)	5,657,818	8.07%
Robeco Investment Management, Inc.	4,297,007	6.13%

Beneficial Ownership of Common Shares by Management

The following table sets forth information as at March 10, 2011 regarding beneficial ownership of common shares and the applicable voting rights attached to such share ownership in accordance with our Articles by:

●	each of our directors;

●	each of our named executive officers; and

●	all of our executive officers and directors as a group.

Name of Beneficial Owner	Number of Common Shares Beneficially Owned	Restricted Share Units	Percentage of Voting Rights
E. Daniel James(2)	10,000,000	34,923	14.31%
Stewart Gross(5)	6,000,000	6,558	8.57%
David A. Brown(7)	730,074	–	1.04%
Guy Swayne(8)	249,694	–	*
Gary Prestia(9)	141,792	–	*
David Flitman	127,162	–	*
Jan Spiering	10,000	74,372	*
Patrick Boisvert(10)	70,800	–	*
Thomas Dickson	66,012	–	*
Wray T. Thorn	–	34,426	*
Stephen Coley	–	33,594	*
Gary Black	–	31,987	*
Dr. Anthony Knap(11)	1,300	30,258	*
Peter F. Watson	–	11,052	*
Anthony P. Latham	–	4,843	*
All directors and executive officers as a group (19 persons) (see notes (2), (5) and (7) through (11)	17,548,268	262,013	25.32%

*           Represents less than 1% of the outstanding common shares.

(1)	The common shares are owned by Trilantic Capital Partners and its affiliates. The address of the Trilantic entities is 399 Park Avenue, New York, NY 10022.
(2)
Represents shares held by Trilantic entities as described in note 1. Mr. James is a founding partner and head of North America of Trilantic Capital Partners, and he disclaims beneficial ownership of all common shares owned by the Trilantic entities.

(3)
Silver Creek Capital Management LLC serves as the managing member of the Silver Creek entities and as such exercises all management and control of the business affairs of the Silver Creek entities. The managing members of Silver Creek Capital Management LLC are Eric Dillon and Timothy Flaherty. The address of the Silver Creek entities is 1301 Fifth Avenue, 40th Floor, Seattle, WA 98101.

(4)
Of the common shares beneficially owned by the Lightyear entities, 5,982,000 are held by Lightyear Fund II (Cayman), L.P., and 18,000 are held by Lightyear Co-Invest Partnership II (Cayman), L.P. As the sole general partner of each of Lightyear Fund II (Cayman), L.P. and Lightyear Co-Invest Partnership II (Cayman), L.P., Lightyear Fund II (Cayman) GP, L.P. may be deemed to have voting and/or investment power over such securities. As the sole general partner of Lightyear Fund II (Cayman) GP, L.P., Lightyear Fund II (Cayman) GP, Ltd. may also be deemed to have voting and/or investment power over such securities. As the sole Class A shareholder of Lightyear Fund II (Cayman) GP, Ltd., Marron & Associates, LLC (‘‘Marron & Associates’’) may also be deemed to have voting and/or investment power over such securities, although the Class A shareholder holds only a 7.69% vote with respect to the voting power over such securities. As the sole member of Marron & Associates, Chestnut Venture Holdings, LLC may also be deemed to have voting and/or investment power over such securities. As the managing member of Chestnut Venture Holdings, LLC, Donald B. Marron may also be deemed to have voting and/ or investment power over such securities. Each of Lightyear Fund II (Cayman) GP, L.P., Lightyear Fund II (Cayman) GP, Ltd., Marron & Associates, Chestnut Venture Holdings, LLC, and Donald B. Marron disclaims beneficial ownership of the common shares held by Lightyear Fund II (Cayman), L.P. and Lightyear Co-Invest Partnership II (Cayman), L.P., except to the extent of its or his pecuniary interest in such common shares. The address of the Lightyear entities and Donald B. Marron is 375 Park Avenue, 11th Floor, New York, NY 10152.

(5)
Represents the shares owned by certain Lightyear entities as described in note 4. Mr. Gross is a Managing Director and member of the Investment Committee of Lightyear Capital, and he disclaims beneficial ownerships of the shares owned by the Lightyear entities.

(6)
On May 4, 2009, Neuberger Berman Group LLC (“NBG”) acquired 4,705,737 common shares previously owned by Lehman Brothers Co-Investment Partners L.P. and Lehman Brothers Co-Investment Associates L.P. Pursuant to investment management agreements, NB Alternatives advisers LLC (“NB Alternatives”) maintains investment and voting power with respect to the securities held by NB Co-Investment Partners L.P. (“NB Partners”) and certain affiliated investment funds. NB Co-Investment Associates L.P. (“NB Associates”) is the general partner of NB Partners and may be deemed to have beneficial ownership of the securities held by NB Partners. NBG controls each of NB Alternatives and NB Associates, and each of them may be deemed to beneficially own such securities. The address of the Neuberger Berman entities is 605 Third Avenue, New York, New York 10158.

(7)
Mr. Brown acts as the settlor of a trust that is the owner of Leyton Limited (“Leyton”), and Leyton is the record holder of 718,874 common shares of the Company, 80,000 of which were purchased through the Directed Share Program in connection with the initial public offering of common shares of the Company (the “IPO”), 2,435 of which were paid to Leyton from Haverford on November 12, 2008 as a dividend in specie, and 225,750 of which were paid to Leyton from Haverford on June 28, 2010 pursuant to a transaction. Mr. Brown disclaims beneficial ownership of the shares held by Leyton Limited. 11,200 of these shares are owned directly by Mr. Brown.

(8)
Represents 239,694 shares held in trust for the benefit of others, and 10,000 shares owned by Mr. Swayne’s wife. Mr. Swayne disclaims beneficial ownership of the shares held in trust and the shares owned by his wife.

(9)	Represents 141,292 shares owned directly by Mr. Prestia. 500 shares are owned by Donna Prestia, Mr. Prestia’s wife, and he disclaims beneficial ownership of those shares.
(10)	Represents 67,300 shares held in trust for the benefit of others, and he disclaims beneficial ownership of those shares. 3,500 shares are owned directly by Mr. Boisvert.
(11)	Represents shares purchased through the Directed Share Program in connection with the IPO by Philippa Knap, Dr. Knap’s wife, and he disclaims beneficial ownership of shares held by his wife.

CORPORATE GOVERNANCE

The Board of Directors and its Committees

Our Articles provide for a Board of Directors of no fewer than ten and no more than twelve directors. The Board of Directors currently consists of eleven directors. The Board of Directors met a total of six times in fiscal 2010 and all incumbent directors attended at least 80% of such meetings and of meetings held by the committees of the Board of Directors of which they were members. The Company expects directors to attend the Annual General Meeting and all of the Company’s then-directors attended the 2010 annual general meeting.

Our Board of Directors is divided into three classes: four Class B directors whose current term will expire at the Annual General Meeting, three Class C directors whose current term will expire at the 2012 annual general meeting of our shareholders, and four Class A directors whose current term will expire at the 2013 annual general meeting of our shareholders. Directors hold office until the next annual general meeting at which the term of that class of directors expires or until their successors are duly elected or appointed or their office is otherwise vacated.

Our Board of Directors has established corporate governance measures in compliance with the requirements of the SEC and the NYSE as well as with applicable provisions of Luxembourg law. These include a set of Corporate Governance Guidelines, Independence Guidelines, and charters for each of the Audit Committee, Compensation Committee and Governance Committee and the Code of Conduct for directors, officers and employees. Our Board of Directors has also adopted a Code of Business Practices for the Company’s principal executive, financial and accounting officers. These documents have been published on the Financial & Investor Information section of the Company’s website, www.flagstonere.com, and will be provided upon written request to the Company’s Corporate Secretary at its registered office address, 37 Val St. André, L-1128 Luxembourg, Grand Duchy of Luxembourg.

Our Board of Directors has reviewed the materiality of any relationship that each of the eleven directors of the Company has with the Company either directly or indirectly through another organization. The criteria applied included the director independence requirements set forth in the Company’s Independence Guidelines, the independence requirements of the NYSE with respect to the Company’s Audit Committee, and the audit committee independence rules of the SEC. In conducting this review of the directors’ independence, the Board of Directors considered any managerial, familial, professional, commercial or affiliated relationship between a director and the Company or another director. In particular, the Board of Directors considered the following arrangements of certain directors before determining that each is independent under the NYSE independence requirements and the Company’s Independence Guidelines:

●
Mr. Black, a director of the Company since June 2006, formerly served as Chief Claims Executive and Senior Vice President of One Beacon Insurance Company, a part of the White Mountains Insurance Group.

●	Mr. Coley, a director of the Company since January 2006, is Director Emeritus of McKinsey & Company, a group which previously owned 2.8% of the common stock of the Company.
●
Mr. Thomas Dickson, a director of the Company since December 2005, controls the investment manager of HCP, which previously owned approximately 2.9% of the common stock of the Company. In addition, Mr. Dickson is the Chief Executive Officer of Meetinghouse LLC, which was hired by the Company for various services in connection with its private placement in December 2005, including consulting services.

●	Mr. Gross, a director of the Company since January 2006, is the Managing Director of Lightyear Capital LLC, a group which accounts for approximately 8.56% of the common stock of the Company.

●
Mr. E. Daniel James, a director of the Company since December 2005, is a founding partner and head of North America of Trilantic Capital Partners, which owns 14.27% of the common stock of the Company. Mr. James was also a Managing Director of Lehman Brothers Merchant Banking (“LBMB”) which the Company hired for various investment banking services.

●
Dr. Anthony Knap, Ph.D., a director of the Company since December 2005, is the President and Director and Senior Research Scientist of the Bermuda Institute of Ocean Sciences. The Company has regularly made charitable contributions to Bermuda Institute of Ocean Sciences, a tax-exempt organization.

●
Mr. Anthony P. Latham, a director of the Company since November 2008, is a former member of the Group Executive of RSA Group plc, an international insurance group (“RSA”), where he held a variety of senior executive roles ending December 31, 2007. Mr. Latham is also a director of  Ecclesiastical Insurance Group plc and Ecclesiastical Insurance Office plc (together, “Ecclesiastical Insurance”) and chairman of Torus Insurance (U.K.) Limited (“Torus”).  For several years, the Company has provided reinsurance support for RSA’s programs and supported the reinsurance program of Ecclesiastical Insurance and Torus.

●
Mr. Spiering, a director of the Company since December 2005, served as the Chairman and Managing Partner of Ernst & Young Bermuda until 2002. The Company has engaged Ernst & Young Bermuda as a consultant and uses Ernst & Young for other projects for the Company.

●
Mr. Thorn, a director of the Company since October 2006, has served as a Managing Director of Private Equity at Marathon Asset Management, LLC (“Marathon”) since 2005.  Affiliated entities of Marathon previously owned 6% of the common stock of the Company. During 2010, the Company made two investments in the PPIP Fund managed by Marathon. See “Certain Relationship and Related Transactions”.

●	Mr. Watson, a director of the Company since September 2007, served as a consultant to and Chief Executive Officer of the Attorney’s Liability Assurance Society (Bermuda) Ltd. until 2008.

Based on this review, the Board of Directors has determined that Messrs. Black, Coley, Dickson, Gross, James, Knap, Latham, Spiering, Thorn and Watson are independent directors. Therefore, the Board of Directors has concluded that the Audit Committee, Compensation Committee and Governance Committee consist only of independent directors, and the Board of Directors consists of a majority of independent directors.

Board of Directors Role in Risk Oversight

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company.

While the Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management, various committees of the Board also have responsibility for risk management.  In particular, the Audit Committee supervises and oversees the review of the financial reporting process and internal audit functions that are designed to provide management and the Audit Committee with assessments of the Company’s risk management processes and internal control systems.  The Underwriting Committee oversees the Company’s underwriting risk management exposure and the Finance Committee oversees the Company’s investment risk management.  In setting compensation, the Compensation Committee strives to implement a compensation structure that rewards performance and discourages risk taking that is inconsistent with the Company’s business strategy.

Leadership Structure

The Chairman of the Board is selected by the Board of Directors from among its members. The Board of Directors has no established policy with respect to combining or separating the offices of Chairman and CEO. This decision is made depending on what is in the Company’s best interests at any given point in time. The Company currently divides the roles of Chairman of the Board of Directors and CEO. E. Daniel James serves as the Chairman while David Brown serves as CEO as well as a director. We believe the separation of the roles of Chairman and CEO enhances the effectiveness of the Chairman and CEO in their separate roles at the present time.

Committees of the Board of Directors

As of December 31, 2010, the standing committees of the Board of Directors and their members are:

Audit Committee	Compensation Committee	Governance Committee	Finance Committee	Underwriting Committee
Jan Spiering*	Stewart Gross*	Stephen Coley*	Wray T. Thorn*	Thomas Dickson*
Stephen Coley	E. Daniel James	Stewart Gross	Stewart Gross	Gary Black
Thomas Dickson	Gary Black	E. Daniel James	E. Daniel James	David Brown
Dr. Anthony Knap	Anthony P. Latham	Jan Spiering	Jan Spiering	Dr. Anthony Knap
Anthony P. Latham	Dr. Anthony Knap	Wray T. Thorn	David Brown	Anthony P. Latham
Peter F. Watson	Wray T. Thorn			Peter F. Watson

*           Chairman

Audit Committee

The Audit Committee has general responsibility for the oversight and surveillance of our accounting, reporting and financial control practices. Among its functions, the Audit Committee:

●
reviews and discusses the audited financial statements with management, reviews the audit plans and findings of the Independent Registered Public Accounting Firm, reviews the audit plans and findings of our internal audit and risk review staff, reviews the results of regulatory examinations and tracks management’s corrective actions plans where necessary;

●	reviews our accounting policies and controls, compliance programs, and significant tax and legal matters;

●	is directly responsible for the appointment, compensation, retention and oversight of the work of the Independent Registered Public Accounting Firm;

●	receives and considers reports from internal auditors on risk assessment, work completed against annual audit plan and other areas proposed by the committee;

●	reviews our risk assessment and management processes; and

●	performs other tasks in accordance with the terms of its charter.

The Audit Committee met a total of seven times during fiscal 2010. Mr. Spiering, who is an independent director, is the Chairman of the Audit Committee, and the Board of Directors has designated him as an “audit committee financial expert” as that term is defined in Item 401(k) of Regulation S-K under the Securities Act of 1933, as amended.  As described above, all members of the Audit Committee are independent.

Compensation Committee

The Compensation Committee oversees our compensation and benefit plans, including administration of annual bonus awards and long-term incentive plans and reports their findings and opinions to the Board of Directors. The Compensation Committee also approves the final determination of compensation for the Named Executive Officers, acting on the recommendation of our Chief Executive Officer, Mr. Brown. Mr. Brown does not play a role in determining his bonus. Instead, the Compensation Committee sets his bonus independently. The Compensation Committee met four times during fiscal 2010.

Governance Committee

The Governance Committee of the Board (the “Governance Committee”) has responsibility for identifying individuals qualified to become members of the Board of Directors consistent with the criteria approved by the Board of Directors, recommending director nominees to the Board of Directors, recommending Corporate Governance Guidelines to the Board of Directors and overseeing an evaluation of the Board of Directors and management.  The Governance Committee believes that shareholders are already well-represented on the Board of Directors and therefore has not adopted a specific policy with regard to the consideration of director candidates recommended by shareholders. The Governance Committee met nine times during fiscal 2010.

The Board of Directors has accorded to the Governance Committee the responsibility to consider the effectiveness and composition of the Board of Directors, to nominate candidates for election by our shareholders, and to fill vacancies on the Board of Directors that emerge from time to time. The Governance Committee will consider potential nominees to the Board of Directors recommended for election by shareholders. Any such recommendation must be sent to the Corporate Secretary of the Company not less than 120 days prior to the scheduled date of the Annual General Meeting and must set forth for each nominee:

(i)	the name, age, business address and residence address of the nominee;

(ii)	the principal occupation or employment of the nominee;

(iii)	the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the nominee; and

(iv)
any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act and the rules and regulations promulgated thereunder.

The written notice must also include the following information with regard to the shareholders giving the notice:

(i)	the name and record address of such shareholders;

(ii)	the number of common shares of the Company which are owned beneficially or of record by such shareholders;

(iii)
a description of all arrangements or understandings between such shareholders and each proposed nominee and any other person (including his or her name and address) pursuant to which the nomination(s) are to be made by such shareholders;

(iv)	a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

(v)
any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other required filing. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

The Governance Committee may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Assuming that the shareholder suggesting a nomination follows the procedure outlined above, the Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board of Directors or by other persons. In considering whether to recommend any candidate for inclusion in the Board of Director’s slate of recommended director nominees, including candidates recommended by shareholders, the Governance Committee would expect to apply the same criteria which it applies to its own nominations. These criteria typically include the candidate’s integrity, business acumen, leadership qualities, experience in the reinsurance, insurance and risk-bearing industries and other industries in which the Company may participate, independence, judgment, mindset, vision, record of accomplishment, ability to work with others and potential conflicts of interest. The Governance Committee does not assign specific weight to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Our Board of Directors believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfil its responsibilities. Accordingly, the Governance Committee will consider the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board of Directors and any other factors it deems appropriate, including, among other things, diversity.  The Governance Committee views diversity broadly encompassing differing viewpoints, professional experience, industry background, education, geographical orientation, professional interests and particular skill sets, as well as race, gender, and ethnicity.

Underwriting Committee

The Underwriting Committee of the Board (the “Underwriting Committee”) oversees the Company’s underwriting policies and approves any exceptions thereto. Among its functions, the Underwriting Committee:

●	reviews aggregate underwritten exposures;

●
reviews performance targets, including loss ratio targets, combined ratio targets, return on equity targets or other measurement devices employed by the Company to monitor its underwriting performance;

●	reviews projected potential aggregate losses in excess of amounts the Committee shall determine and revise from time to time; and

●	advises the Audit Committee and Board of Directors regarding loss reserves.

The Underwriting Committee met a total of four times during fiscal 2010.

Finance Committee

Among its functions, the Finance Committee of the Board (the “Finance Committee”):

●	reviews matters relating to liabilities, hedging practices, and other aspects of the Company’s financial affairs beyond asset management;

●	formulates the Company’s investment policy; and

●	oversees all of the Company’s significant investing activities.

The Finance Committee met a total of six times during fiscal 2010.

AUDIT COMMITTEE REPORT

The Audit Committee met a total of seven times during fiscal 2010 and discussed amongst other things the Company’s quarterly results. The Audit Committee also discussed with Deloitte & Touche Ltd. (Bermuda) and Deloitte S.A. (Luxembourg) the overall scope and plans for their audits and the results of such audits. At the end of each meeting the auditor was given the opportunity to meet with the Audit Committee members without the presence of management. The Audit Committee conducted an annual self-assessment in November 2010 in accordance with the terms of its charter.

The Audit Committee has reviewed and discussed the Company’s system of internal controls over financial reporting. The Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended December 31, 2010 be included in the Company’s Annual Report on Form 10-K for such fiscal year. The recommendation was based on the Audit Committee’s (i) review of the audited financial statements, (ii) its discussion with management regarding the audited financial statements, (iii) its receipt of written disclosures and the letter from Deloitte & Touche Ltd. (Bermuda) required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche Ltd. (Bermuda)’s communications with the Audit Committee concerning independence, (iv) its discussions with Deloitte & Touche Ltd. (Bermuda) regarding its independence, the audited financial statements, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, Deloitte & Touche Ltd. (Bermuda)’s communications with respect to their audit and (v) other matters the Audit Committee deemed relevant and appropriate.

Audit Committee

Jan Spiering, Chairman

Stephen Coley

Thomas Dickson

Dr. Anthony Knap

Anthony P. Latham

Peter F. Watson

SIGNIFICANT BOARD PRACTICES

Executive Session

At the majority of physical meetings of the Board of Directors, there is an executive session during which Mr. Brown, our Chief Executive Officer, is excused. In 2010, there were four such sessions. The non-management members of the Board of Directors are at liberty to raise such issues as they deem necessary. The executive session is chaired by Mr. E. Daniel James.

Advance Materials

Information and related materials necessary to provide the directors with an understanding of the topics to be discussed at the Board and committee meetings are, where practicable, circulated in advance of each meeting. The directors are given sufficient time to allow careful review of the Board materials.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and 10% shareholders to file reports of ownership and reports of changes in ownership of our common stock and other equity securities with the SEC.

Based solely on a review of such reports furnished to the Company, the Company believes that, with respect to fiscal year 2010, all such filing requirements were met, except (a) Mr. Mark Byrne was late filing two Forms 4 with respect to six transactions, (b) Haverford (Bermuda) Ltd. was late filing one Form 4 with respect to two transactions, (c) David Brown was late filing one Form 4 with respect to three transactions (d) Thomas Dickson was late filing one Form 4 with respect to four transactions.

SHAREHOLDER PROPOSALS
General

Proposals for Inclusion in the Proxy Statement. Shareholder Proposals for 2012 annual general meeting of shareholders must be received in writing by the Corporate Secretary of the Company no later than December  , 2011, and must comply with the requirements of the SEC in order to be considered for inclusion in our Proxy Statement and proxy card relating to the 2012 annual general meeting. Such proposals should be directed to the attention of the Corporate Secretary, Flagstone Reinsurance Holding, S.A., 37, Val St. André, L-1128 Luxembourg, Grand Duchy of Luxembourg.

Proposals not Included in the Proxy Statement.  Pursuant to the Articles, any shareholders holding in the aggregate not less than ten percent (10%) of the issued and outstanding paid up share capital of the Company may present proper proposals for inclusion in the agenda of the 2012 annual general meeting up until five days before that meeting. Such proposals should be directed to the attention of the Corporate Secretary, Flagstone Reinsurance Holding, S.A., 37, Val St. André, L-1128 Luxembourg, Grand Duchy of Luxembourg.

If a shareholder proposal is not submitted to the Corporate Secretary in a timely manner or is otherwise introduced at the 2012 annual general meeting of shareholders without any discussion of the proposal in our Proxy Statement, and the shareholder does not notify us on or before February  , 2012 as required by SEC Rule 14a-4(c)(1) of the intent to raise such proposal at the annual general meeting, then proxies received by us for the 2012 annual general meeting will be voted by the persons named as such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the address specified in the paragraph above.

Shareholder Nominees for Director Election at the 2012 annual general meeting

Any shareholders holding in the aggregate not less than ten percent (10%) of the issued and outstanding paid up share capital of the Company may deliver a written notice of nomination to the registered office of the Company, no later than five days after notice or public disclosure of the date of such annual general meeting is given or made available to the shareholders.

ADDITIONAL INFORMATION

The Company’s audited consolidated financial statements for the fiscal year ended December 31, 2010 included in the 2010 Annual Report, and the Luxembourg Statutory Accounts will be presented at the Annual General Meeting. The Consolidated Management Report of the Board of Directors, the Authorized Statutory Auditor’s Report and the Luxembourg Statutory Accounts will be available for inspection at the Company’s registered office at least 15 days prior to the Annual General Meeting and at the Annual General Meeting.

As of the date of this Proxy Statement we have no knowledge of any business, other than described herein and customary procedural matters, which will be presented for consideration at the Annual General Meeting. In the event that any other business is properly presented at the Annual General Meeting, it is intended that the persons named in the accompanying proxy will have authority to vote in accordance with their judgment on such business.

Shareholder Communications with the Board of Directors

Shareholders or any interested party desiring to contact the Board of Directors, any committee of the Board of Directors or the non-management directors as a group, should address such communication to Corporate Secretary, Flagstone Reinsurance Holdings, S.A., 37, Val St. André, L-1128 Luxembourg, Grand Duchy of Luxembourg, with a request to forward the communication to the intended recipient.

Corporate Documentation

The Company will furnish, without charge, to any shareholder a copy of all documents that it files with the SEC as well as the charter of any of the Company’s committee of the Board of Directors. All such documents are available at www.flagstonere.com or may be obtained upon written request to the Corporate Secretary, Flagstone Reinsurance Holdings, S.A., 37, Val St. André, L-1128 Luxembourg, Grand Duchy of Luxembourg.

Inspector of Election

The Bank of New York, whose principal executive office is located at 1 Wall Street, New York, NY 10004, has been appointed as Inspector of Election for the Annual General Meeting. Representatives of The Bank of New York will attend the Annual General Meeting to receive votes and ballots, supervise the counting and tabulating of all votes and determine the results of the vote.

HOUSEHOLDING

In order to reduce printing costs, mailing costs and fees, the Company adopted a procedure called “householding,” which the SEC has approved. Under this procedure, if you are a beneficial owner holding your shares in street name and if you share an address with another shareholder, you may receive a single copy of the notice of Internet availability of proxy materials and, if applicable, the Proxy Materials, unless you have provided contrary instructions. This procedure reduces the Company’s printing costs, mailing costs and fees. If you wish to receive a separate copy of the notice of Internet availability of proxy materials and, if applicable, this Proxy Statement and the 2010 Annual Report now, please request the additional copy by contacting Broadridge, either by calling at 1-800-579-1639, by sending an e-mail at sendmaterial@proxyvote.com or on the Internet at www.proxyvote.com. A separate set of Proxy Materials will be sent promptly following receipt of your request.

All shareholders also may write to us at the address below to request a separate copy of these materials:

Flagstone Reinsurance Holdings, S.A.
Attn: Company Secretary
37, Val St. André
L-1128 Luxembourg
Grand Duchy of Luxembourg

EXHIBIT B

To the Shareholders of
Flagstone Reinsurance Holdings, S.A.
37, Val St. André
L-1128 Luxembourg
Grand Duchy of Luxembourg
RCS Luxembourg number: B153214

CONSOLIDATED MANAGEMENT REPORT OF THE BOARD OF DIRECTORS
FOR THE YEAR ENDED DECEMBER 31, 2010

The Board of Directors of the Company (the “Board of Directors” or the “Board”) has pleasure in presenting its consolidated management report together with the consolidated financial statements and annual accounts as at and for the year ended 31 December 2010. For the purposes of this Report, “Company” means Flagstone Reinsurance Holdings, S.A. and “Group” or “Flagstone” means the Company and its subsidiary undertakings. As permitted by Luxembourg law, the Directors have elected to prepare a consolidated management report covering both the Company and the Group.

The consolidated financial statements have been prepared in accordance with the accounting principles generally accepted in the United States of America (“US GAAP”) and are complemented by the additional disclosures that the Luxembourg Ministry of Justice has requested in order for the consolidated financial statements to be fit for filing in Luxembourg. The annual accounts have been prepared in accordance with the accounting principles generally accepted in Luxembourg.

Principal activities and business review

We are a global reinsurance and insurance company. Our management views us as being organized into three business segments: Reinsurance, Lloyd’s and Island Heritage. Through our Reinsurance segment, we write primarily property, property catastrophe and short-tail specialty and casualty insurance and reinsurance.  Through our Lloyd’s segment, we write primarily property and short-tail specialty and casualty insurance and reinsurance focused on the energy, hull, cargo, marine liability, engineering, and aviation business sectors. Island Heritage Holdings Ltd. and its subsidiaries (“Island Heritage”) primarily write property insurance for homes, condominiums, office buildings and automobiles in the Caribbean region.

The various components of our operating model, including offices in Luxembourg, Luxembourg; Hamilton, Bermuda; Martigny, Switzerland; and London, England, are integrated through our use of advanced technology. Our investment and treasury operations are centrally managed in Luxembourg, which is the location of Flagstone Reinsurance Holdings, S.A., our holding company. Flagstone Réassurance Suisse SA (“Flagstone Suisse”) is based in Martigny in the canton of Valais, Switzerland. Through this office, we are in a position to closely follow and respond effectively to the changing needs of the various European insurance markets. Flagstone Suisse is licensed by the Swiss Financial Market Supervisory Authority, or FINMA, in Switzerland. Flagstone Suisse is also licensed as a permit company registered in Bermuda and is registered as a Class 4 insurer under the Bermuda Insurance Act and complements our Swiss based underwriters with a separately staffed Bermuda underwriting platform. Flagstone Reinsurance Africa Limited writes multiple lines of reinsurance in sub-Saharan Africa. Our research and development efforts and part of our catastrophe modeling and risk analysis team, and part of finance and accounting are based in Hyderābād, India, and our international reinsurance marketing operations are conducted from London, England. Our computer data center is in our Halifax, Canada office, where we also run support services such as accounting, claims, application support, administration, risk modeling, proprietary systems development and high performance computing. The result is an operating platform which provides significant efficiencies in our operations and access to a large and highly qualified staff at a relatively low cost.

Our consolidated financial statements are prepared in accordance with U.S. GAAP and our fiscal year ends on December 31.  Since a substantial portion of the reinsurance we write provides protection from damages relating to natural and man-made catastrophes, our results depend to a large extent on the frequency and severity of such catastrophic events, and the specific insurance coverages we offer to clients affected by these events.  This may result in volatility in our results of operations and financial condition.  In addition, the amount of premiums written with respect to any particular line of business may vary from quarter to quarter and year to year as a result of changes in market conditions.

We measure our financial success through long-term growth in diluted book value per share plus accumulated distributions measured over intervals of three years, which we believe is the most appropriate measure of our performance, a measure that focuses on the return provided to our common shareholders. Diluted book value per share is obtained by dividing Flagstone shareholders’ equity by the number of common shares and common share equivalents outstanding including all potentially dilutive securities such as our outstanding warrant, Performance Share Units (“PSUs”) and Restricted Share Units (“RSUs”).

We derive our revenues primarily from net premiums earned from the reinsurance and insurance policies we write, net of any retrocessional or reinsurance coverage purchased, income from our investment portfolio, and fees for services provided.  Premiums are generally a function of the number and type of contracts we write, as well as prevailing market prices. Premiums are normally due in installments and earned over the contract term, which ordinarily is 12 or 24 months.

Income from our investment portfolio is primarily comprised of interest on fixed maturity, short-term investments and cash and cash equivalents and dividends, and net realized and unrealized gains (losses) on our investment portfolio including our derivative positions, net of investment expenses.

Our expenses consist primarily of the following types: loss and loss adjustment expenses (“LAE”) incurred on the policies of reinsurance and insurance that we sell; acquisition costs which typically represent a percentage of the premiums that we write; general and administrative expenses which primarily consist of salaries, benefits and related costs, including costs associated with awards under our Performance Share Unit Plan (“PSU Plan”) and Restricted Share Unit Plan (“RSU Plan”), and other general operating expenses; interest expense related to our debt obligations; and noncontrolling interest, which represents the interest of external parties with respect to the net income of Mont Fort Re Ltd. (“Mont Fort”) and Island Heritage.  We are also subject to taxes in certain jurisdictions in which we operate; however, since the majority of our income to date has been earned in Bermuda where we are exempt from income tax, the impact of income taxes to date has been minimal. The Company has become a Luxembourg tax resident entity due to the redomestication to change its jurisdiction of incorporation from Bermuda to Luxembourg and it will therefore be subject to Luxembourg corporate income tax, municipal business tax, withholding tax, and net wealth tax. Management will attempt to minimize the income tax impact on the Group through effective tax planning.

Despite an unprecedented number of large international events, we grew diluted book value per share by 12.1% in 2010, inclusive of distributions paid during 2010 of $0.16 per share. Since our founding five years ago, our team has worked diligently to build a platform that seeks to produce quality underwriting opportunities from around the globe.  We believe that this diversification, both geographically and by business line, provides us with broad global opportunities. We believe our underwriting performance is a result of our selective underwriting approach coupled with this diversification. In 2010, our international business experienced more catastrophic events than the historical average while our North American business experienced fewer catastrophic events than the historical average. We believe this to be a historic anomaly which negatively impacts our geographically diversified portfolio.

Our written premiums for the year 2010 were $1.1 billion, which is an 11.1% increase from 2009, which we believe is a result of our sourcing as much business as possible and then selecting the risks that meet our stringent pricing targets. We believe the increase in our written premiums is a testament to this strict oversight and our approach to underwriting was implemented with a close eye on cycle management. We believe we have continued to prudently manage our balance sheet and capital levels, and given the market conditions, we have exercised discipline in underwriting and instead allocated capital to share buy-backs in 2010. The Group repurchased $91.9 million of shares in the fourth quarter and $164.3 million of shares during the year, representing 7.6% and 13.6%, respectively, of our January 1, 2010 Flagstone shareholders’ equity.

We believe we remained disciplined throughout 2010, which resulted in benefits to our North American portfolio.  At January 1, 2011, North American catastrophe pricing in the market was generally down 7 to 10 percent on a risk-adjusted basis, and as such we were content to reduce risk by not renewing underpriced business.  The Northeast was among the more disappointing regions and we believe that at current market price levels increasing our number of programs is no longer supportable on a marginal pricing basis. The only region that saw some price increases was the Midwest, driven by programs directly affected by the high tornado and hail loss activity of the past three years. Overall, we expect cycle management to play a key role as the year progresses. The recent catastrophe model changes may partially offset this softening trend and increase demand; however, we expect the large industry loss activity to be the major catalyst for change.

Internationally, the January 1, 2011 renewals saw challenging market conditions, but we believe that the reinsurance market in general has remained disciplined. The business we write in Europe and South Africa was stable in 2010 and we were able to maintain our price levels as we continue to manage our portfolio. Furthermore, due to the recent losses in Australasia, we saw significant increases on rates in that region thus far in 2011.  Lastly, the specialty business was mixed with some areas such as the marine and energy markets as well as our engineering business showing improved pricing and good submission flow.

Critical Accounting Estimates

It is important to understand our accounting policies in order to understand our financial position and results of operations. Our consolidated financial statements contain certain amounts that are inherently subjective in nature and have required management to make assumptions and best estimates to determine the reported values.  If events or other factors cause actual events or results to differ materially from management’s underlying assumptions or estimates, there could be a material adverse effect on our results of operations, financial condition and liquidity.

The following are the accounting estimates that, in management’s judgment, are critical due to the judgments, assumptions and uncertainties underlying the application of those policies and the potential for results to differ from management’s assumptions.

Loss and Loss Adjustment Expense Reserves

Because a significant amount of time can lapse between the assumption of a risk, the occurrence of a loss event, the reporting of the event to an insurance company (the primary company or the cedent), the subsequent reporting to the reinsurance company (the reinsurer) and the ultimate payment of the claim by the reinsurer, our liability for loss reserves is based largely upon estimates. We believe that the most significant accounting judgment we make is our estimate of loss reserves.

Because of our relatively short operating history, our loss experience is limited and reliable evidence of changes in trends of numbers of claims incurred, average settlement amounts, numbers of claims outstanding and average losses per claim could take years to develop. A significant portion of our business is property catastrophe reinsurance and other classes of reinsurance with high attachment points of coverage. Attachment points refer to the dollar amount of loss above which excess of loss reinsurance coverage is triggered. Reserving for losses in such programs is inherently complicated in that losses in excess of the attachment level of our policies are characterized by high severity and low frequency. In addition, as a broker market reinsurer, we must rely on loss information reported to such brokers by primary insurers who must estimate their own losses at the policy level, often based on incomplete and changing information. If we underestimate our loss reserves, so that they are inadequate to cover our ultimate liability for losses, the underestimation could materially adversely affect our financial condition and results of operations.

Premiums and Acquisition Costs

We recognize premiums as revenue ratably over the terms of the related contracts and policies. Our gross premiums written are based on policy and contract terms and include estimates based on information received from both insured and ceding companies. The information received is typically in the form of bordereaux, broker notifications and/or discussions with ceding companies or their brokers. This information can be received on a monthly, quarterly or transactional basis and normally includes estimates of gross premiums written (including adjustment premiums and reinstatement premiums), net premiums earned, acquisition costs and ceding commissions. Adjustment premiums are premiums due to either party when the contract’s subject premium is adjusted at expiration and is recorded in subsequent periods.  Reinstatement premiums are premiums charged for the restoration of a reinsurance limit of an excess of loss contract to its full amount after the occurrence of a loss event.

Investments

In accordance with the Financial Instruments Topic of the FASB ASC, we elect the fair value option for all fixed maturity and short-term investments, equity investments (excluding investments accounted for under the equity method of accounting), investment funds, and catastrophe bonds. We also apply the Fair Value Measurements and Disclosures Topic of the FASB ASC.

We elected to use the fair value option because we focus on the total return of our portfolio. Any movement in unrealized gains and losses is recorded within net realized and unrealized gains (losses) within the consolidated statements of operations and comprehensive income (loss).

Share Based Compensation

Our shareholder approved PSU Plan is the primary long-term executive incentive scheme. Pursuant to the terms of the PSU Plan, at the discretion of the Compensation Committee of the Board of Directors, PSUs may be granted to executive officers and certain other key employees. The current series of PSUs vests over a period of approximately two or three years and vesting is contingent upon the Group meeting certain diluted return-on-equity (“DROE”) goals and service period. Future series of PSUs may be granted with different terms and measures of performance.

We estimate the fair value of PSUs granted under the PSU Plan on the date of grant using the closing price of our common shares on the grant date and the most probable DROE outcome and record the compensation expense in our consolidated statement of operations over the course of each two-year or three-year performance period.

Results of Operations

The following is a discussion and analysis of our results of operations for the year ended December 31, 2010.

Summary Overview

We generated $97.1 million of net income in 2010. The two most significant items impacting our 2010 financial performance include:

(1) Significant catastrophe losses (net of reinsurance and reinstatements) in the year 2010.  The main loss events in the year ended December 31, 2010 which caused the decrease are the Chile earthquake ($62.2 million), which occurred in the first quarter; the Deepwater Horizon oil rig explosion ($41.5 million), which occurred in the second quarter, the New Zealand earthquake ($75.5 million), which occurred during the third quarter; a number of losses in Australia during 2010 covered under an aggregate excess cover ($25.0 million) and the Queensland floods ($10.0 million) the first of which occurred in the fourth quarter.

(2) Net investment income and net realized and unrealized gains on investments and other of $89.7 million.

Underwriting Results by Segment

Our management views us as being organized into three reportable segments:  Reinsurance, Lloyd’s and Island Heritage. We regularly review our financial results and assess performance on the basis of these three reporting segments in accordance with the Segment Reporting Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”).

Those segments are more fully described as follows:

Reinsurance

Our Reinsurance segment has three main units:

(1)
Property Catastrophe Reinsurance. Property catastrophe reinsurance contracts are typically ”all risk” in nature, meaning that they protect against losses from earthquakes and hurricanes, as well as other natural and man-made catastrophes such as tornados, wind, fires, winter storms, and floods (where the contract specifically provides for coverage).  Losses on these contracts typically stem from direct property damage and business interruption. To date, property catastrophe reinsurance has been the Company’s most important product. We write property catastrophe reinsurance primarily on an excess of loss basis.  In the event of a loss, most contracts of this type require us to cover a subsequent event and generally provide for a premium to reinstate the coverage under the contract, which is referred to as a ”reinstatement premium”.  These contracts typically cover only specific regions or geographical areas, but may be on a worldwide basis.

(2)
Property Reinsurance. We also provide reinsurance on a pro rata share basis and per risk excess of loss basis. Per risk reinsurance protects insurance companies on their primary insurance risks on a single-risk basis, for example, covering a single large building.  All property per risk and pro rata business is written with loss limitation provisions, such as per occurrence or per event caps, which serve to limit exposure to catastrophic events.

(3)
Short-tail Specialty and Casualty Reinsurance. We also provide short-tail specialty and casualty reinsurance for risks such as aviation, energy, personal accident and health, satellite, marine and workers’ compensation catastrophe.  Most short-tail specialty and casualty reinsurance is written with loss limitation provisions.

Lloyd’s

Our Lloyd’s segment includes the business generated through the Lloyd’s Syndicate 1861 and Flagstone Syndicate Management Limited (“FSML”). Syndicate 1861 primarily provides property and short-tail specialty and casualty insurance and reinsurance for risks such as energy, hull and cargo, marine liability, engineering and aviation.  FSML generates fee income for the provision of services to syndicates and third parties.

Island Heritage

Island Heritage is a property and casualty insurer based in the Cayman Islands which is primarily in the business of insuring homes, condominiums, office buildings and automobiles in the Caribbean region.

The following tables provide a summary of gross and net written and earned premiums, underwriting results, total assets, and ratios for each of our business segments for the year ended December 31, 2010:

	For the year ended December 31, 2010
	Reinsurance	Lloyd’s	Island Heritage	Inter-segment Elimination	Total
Gross premiums written	$861,388	$187,420	$90,896	$(41,854)	$1,097,850
Premiums ceded	(150,820)	(24,450)	(80,580)	41,854	(213,996)
Net premiums written	710,568	162,970	10,316	-	883,854
Net premiums earned	$697,614	$145,246	$9,224	$-	$852,084
Other related income	3,817	13,566	23,343	(15,598)	25,128
Loss and loss adjustment expenses	(413,005)	(115,711)	(1,420)	-	(530,136)
Acquisition costs	(127,498)	(34,818)	(18,102)	15,598	(164,820)
General and administrative expenses	(136,249)	(26,144)	(9,300)	-	(171,693)
Underwriting income (loss)	$24,679	$(17,861)	$3,745	$-	$10,563

Loss ratio	59.2%	79.7%	4.4%		62.2%
Acquisition cost ratio	18.3%	24.0%	55.6%		19.3%
General and administrative expense ratio	19.5%	18.0%	28.6%		20.1%
Combined ratio	97.0%	121.7%	88.6%		101.6%
Total assets	$2,351,967	$273,454	$93,781		$2,719,202

Reconciliation:
Underwriting income					$10,563
Net investment income					31,482
Net realized and unrealized gains - investments					43,769
Net realized and unrealized gains - other					14,441
Other income					417
Interest expense					(10,352)
Net foreign exchange losses					(4,719)
Income before taxes and interest in earnings of equity investments					$85,601

Reinsurance Segment

●
The net underwriting results are primarily impacted by incurred losses from significant losses from catastrophic events in the current year including net incurred losses related to the Queensland floods ($10.0 million), the New Zealand earthquake ($74.2 million), the Chile earthquake ($64.0 million), Deepwater Horizon oil rig ($27.5 million) and a number of events impacting an Australia aggregate cover ($25.0 million).

●	Premiums ceded were 17.5% of gross reinsurance premiums written.

●	General and administrative expenses include charges of $15.0 million related to our decision to sell corporate aircraft and an impairment charge of $1.1 million for intangible assets.

Lloyd’s Segment

Syndicate 1861 began writing business for the benefit of Flagstone effective January 1, 2009. Due to the start-up nature of the 2009 year of account for Syndicate 1861, the level of earned premium income has gradually ramped up with new business writings, placing strain on the underwriting results as we have incurred expenses for the full periods.

●	Notable loss events recorded include:

o	Second quarter 2010 - loss of $17.3 million related to the Deepwater Horizon oil rig ($14.0 million net of reinstatement premiums), and
o	First quarter 2010 - loss of $5.3 million related to the Chile earthquake ($4.9 million net of reinstatement premiums).

●
General and administrative expenses include staff and salary-related costs, administration expenses and Lloyd’s specific costs such as syndicate expenses and they reflect the growth in Lloyd’s operations.

Island Heritage Segment

Island Heritage is a property and casualty insurer based in the Cayman Islands which is primarily in the business of insuring homes, condominiums, office buildings and automobiles in the Caribbean region.

●	Premiums ceded were 88.7% of gross premiums written

●
Other related income consists primarily of quota share reinsurance ceding commissions.  The other related income includes $15.5 million related to the quota share arrangement between Island Heritage and Flagstone Suisse.  This amount is eliminated upon consolidation.

●	The loss ratio reflects the absence of significant catastrophe activity impacting Island Heritage during the year.

Investment Results

Our investment portfolio is structured to preserve capital and provide us with a high level of liquidity and is managed to produce a total return.  In assessing returns under this approach, we include investment income and realized and unrealized gains and losses generated by the investment portfolio.

The total return on our investment portfolio, excluding non-controlling interests in the investment portfolio, comprises investment income and realized and unrealized gains and losses on investments and amounted to 4.2%.

Interest Expense

Interest expense consists of interest due on outstanding debt securities and the amortization of debt offering expenses and was $10.4 million for the year ended December 31, 2010, being positively impacted by the decrease in short-term interest rates.

Foreign Exchange

For the year ended December 31, 2010, we experienced net foreign exchange losses of $4.7 million on the net monetary asset and liability balances denominated in foreign currencies which generally strengthened against the U.S. dollar, during the year.

Income Tax Expense

We have subsidiaries that operate in various other jurisdictions around the world that are subject to tax in the jurisdictions in which they operate. The significant jurisdictions in which our subsidiaries are subject to tax are South Africa, Canada, India, Switzerland, U.S. Virgin Islands (“USVI”), United Kingdom, and the U.S.  However since the majority of our income to date has been earned in Bermuda where we are exempt from income tax, the impact of income taxes to date has been minimal.

During the year ended December 31, 2010, income tax recovery (expense) was $4.1 million and is primarily attributable the recognition of a deferred tax asset on tax loss carry forward in the U.K. and to lower taxable income in jurisdictions around the world that are subject to tax.

Non-controlling Interest

The results of Mont Fort have been included in our consolidated financial statements, with the portions of Mont Fort’s net income and shareholders’ equity attributable to the preferred shareholders recorded as non-controlling interest since January 12, 2007 in accordance with the FASB ASC Topic on Consolidation.  In relation to Mont Fort, we recorded losses attributable to non-controlling interest of $10.5 million for the year ended December 31, 2010.

We recorded income attributable to non-controlling interest of $1.9 million for Island Heritage for the year ended December 31, 2010.

Comprehensive Income (Loss)

For the year ended December 31, 2010, comprehensive income included $88.4 million of net income, $0.6 million for the change in the currency translation adjustment, and $0.2 million for the change in the defined benefit pension plan obligation.

Employees

The Group had 440 employees at February 18, 2011. We believe that our relations with our employees are satisfactory.

Acquisition of own shares

During the 2010 financial year, the Group carried out the following transactions in the Company’s own shares:

On March 11, 2010, the Company entered into a private purchase agreement to repurchase 2,984,146 common shares pursuant to its buyback program at a total cost of $33.6 million.

On May 18, 2010, the Company announced that its Board had approved an increase in its share buyback program allowing the Company to purchase, from time to time, subject to market conditions, share price and other factors, its outstanding common shares up to a value of $50.0 million.

On May 21, 2010, in connection with the resignation of Mr. Byrne as Executive Chairman of the Company’s Board, the Company entered into a General Release and Settlement Agreement for the repurchase of 2,000,000 common shares from Limestone Business Limited, a company controlled and capitalized by Mr. Byrne.  These shares were repurchased pursuant to the Company’s buyback program on May 25, 2010, at a total cost of $24.0 million.

During the third quarter of 2010, the Company repurchased 1,420,960 common shares pursuant to its buyback program at a total cost of $14.8 million. Of the common shares repurchased, 900,000 common shares were purchased on August 20, 2010, under a private purchase agreement for the employee share compensation plans (PSU Plan and Restricted Share Unit Plan (“RSU Plan”)), while the remaining 520,960 common shares were purchased on the open market.  As of December 31, 2010, authority to repurchase up to $11.2 million of common shares remained available under the buyback program.

On December 14, 2010, pursuant to the Purchase Agreement between Flagstone (Bermuda) Holdings, Mr. Byrne, and certain companies associated with Mr. Byrne, Flagstone (Bermuda) Holdings purchased 8,005,024 shares of Flagstone from such companies in connection with the retirement of Mr. Byrne as a member of the Board at a total cost of $91.9 million.

As of December 31, 2010, the Group held 15,889,170 shares in the Company at a cost of US$ 178,718,000.

Losses of Corporate Capital

The Directors are not required to take any action under Article 100 of the Luxembourg law on commercial companies of 1915, as amended (“Company Law”), dealing with losses of corporate capital.

Allocation of results and reserves

Under Luxembourg law, when a company acquires its own shares and holds them in treasury and those shares are reflected as an asset on the company’s or one of its subsidiaries' balance sheet, a non-distributable reserve of a corresponding amount must be created.

Luxembourg law also requires a company to allocate at least five percent (5%) of its net profits, if any, to a legal reserve; provided, however that this allocation shall cease to be required under Luxembourg law when the reserve attains ten percent (10%) of the share capital of the Company but shall again be required if the reserve amount falls below this threshold. As the Company made a net loss for the year ended December 31, 2010, there is no requirement to make such allocation.

The shareholders of the Company will accordingly be asked to approve the allocation of the Company’s results and distributable reserves as follows:

●
an allocation from the Company’s share premium account to a non-distributable reserve of an amount equal to US$ 178,718,000, which is the amount required to reflect the shares of the Company that are held in treasury by the Company and its subsidiaries as of December 31, 2010;

●	an allocation of the loss as reflected in the annual accounts of the Company to results brought forward.

Approval of interim dividends

Pursuant to Luxembourg law, the declaration of interim dividends by the Board of Directors must be subject to a subsequent approval of shareholders at the following general meeting of shareholders. The shareholders of the Company will accordingly be asked to approve each of the interim dividends declared since the Company’s last general meeting of shareholders held on May 14, 2010, which comprise three interim dividends of $0.04 per share declared on August 12, 2010, November 19, 2010, and February 18, 2011.

Important events occurring after December 31, 2010

The Group has evaluated subsequent events through to the date the consolidated financial statements and annual accounts were available to be issued.

In January 2011, following the December 2010 Queensland floods, subsequent flooding occurred in large areas of Australia; and on February 3, 2011, Cyclone Yasi hit Northern Queensland, Australia. These 2011 events are expected to have a net impact on the Group’s first quarter 2011 financial results of between $60 million to $80 million.

On February 22, 2011, a powerful 6.3 magnitude earthquake struck Christchurch, New Zealand, causing widespread damage and business interruption. This event is expected to have a net impact on the Group’s first quarter 2011 financial results of between $60 million to $90 million.

On March 11, 2011, a powerful 8.9 magnitude earthquake struck North East Japan triggering a tsunami that led to widespread damage and business interruption. This event is expected to cause sizeable looses to the insurance industry. The Group has commenced the estimation process for expected claims relating to its exposures from this event but believes it is too early to issue an estimate of claims given the significant unknowns and early stages of the claims reporting process.

Research and Development activities

The Group had no activities in the field of research and development.

Existence of branches of the Company

The Company does not have any branches. Certain companies within the Group have branches to facilitate their activities in certain jurisdictions.

Future development

Our management views the Group as being organized into three reportable segments:  Reinsurance, Lloyd’s and Island Heritage. The following is the outlook for each of these reportable segments for 2011.

Reinsurance

North American. At January 1, 2011, we saw North American catastrophe pricing generally down 7 to 10 percent on a risk adjusted basis, and as such we were content to reduce risk by not renewing underpriced business.  The Northeast was among the more disappointing regions and we believe it has reached a point where an increasing number of programs is no longer supportable on a marginal pricing basis. The only region that saw some price increases was the Midwest, driven by programs directly affected by the high tornado and hail loss activity of the past three years.  Overall, we expect cycle management to play a key role as the year progresses. The recent catastrophe model changes may partially offset this softening trend and increase demand; however, large industry loss activity will likely be the major catalyst for change.

Specialty Lines. Treaty and direct and facultative specialty all remain mixed. Construction and engineering has seen increased opportunities as major construction projects return to the pre 2008 levels. Marine and energy has seen positive change following the Deep Horizon loss but capacity appears to remain plentiful so we cannot predict whether or if the terms and conditions will remain at current levels. Marine hull rates continue to soften, albeit modestly.  Aviation, with the exception of treaty excess of loss, remains very challenging with significant over capacity in all aviation segments. Property facultative rates continue their decline and we expect the same to continue in 2011.

International. Internationally, the January 1, 2011 renewals saw challenging market conditions but we believe that the reinsurance market in general has remained disciplined. In line with North America, our main International catastrophe unit in Bermuda saw aggregate reduction in exposure of approximately 10%, although overall premium levels were flat due to price increases on loss affected programs. The business we write in Europe and South Africa was stable and we were able to maintain our price levels as we continue to optimize our portfolio. Latin America and Asia in general remained competitive with new capacity appearing and causing pricing and conditions to generally remain unattractive. Furthermore, due to the recent losses in Australasia, a positive development was the significant increase on rates in that region.

Lloyd’s

The existing major lines written in London through Syndicate 1861, which includes marine, offshore energy, marine liability, cargo, marine excess of loss, technical property risks, non marine property, general aviation and engineering insurance are expected to see a modest reduction due to the current state of the market and maintenance of our underwriting discipline.

Island Heritage

The general economic outlook for the Caribbean is expected to be neutral with little economic growth in 2011.  Despite this, the market outlook for Island Heritage for 2011 is positive as we anticipate some organic volume growth throughout existing markets in the Caribbean.  This growth will, however, be offset by continued softening pressure on primary insurance rates as a result of competition and a lack of catastrophic events in recent years.

Financial Risk Management Objectives

We measure and manage market risks and other risks as part of an enterprise-wide risk management process.  The market risks described in this section relate to financial instruments, primarily in our investment portfolio, that are sensitive to changes in interest rates, credit risk premiums or spreads, foreign exchange rates and equity prices.

We are exposed principally to four types of market risk: interest rate risk, equity price risk, credit risk and foreign currency risk.

Interest Rate Risk

Our primary market risk exposure is to changes in interest rates. Fluctuations in interest rates have a direct impact on the market valuation of our fixed maturity portfolio.  As interest rates rise, the market value of our fixed maturity portfolio falls and we have the risk that cash outflows will have to be funded by selling assets, which will be trading at depreciated values.  As interest rates decline, the market value of our fixed maturity portfolio increases and we have reinvestment risk since funds reinvested may earn less than is necessary to match anticipated liabilities.  We expect to manage interest rate risk by selecting investments with characteristics such as duration, yield, currency and liquidity which can be tailored to the anticipated cash outflow characteristics of our reinsurance liabilities.  In addition, from time-to-time, we may enter into interest rate swap contracts as protection against unexpected shifts in interest rates, which would affect the fair value of the fixed maturity portfolio.  By using swaps in the portfolio, the overall duration or interest rate sensitivity of the portfolio can be altered.

As at December 31, 2010, the impact on our fixed maturity securities and cash and cash equivalents from an immediate 100 basis point increase in market interest rates would have resulted in an estimated decrease in market value of 1.9%, or approximately $32.2 million. As at December 31, 2010, the impact on our fixed maturity securities and cash and cash equivalents from an immediate 100 basis point decrease in market interest rates would have resulted in an estimated increase in market value of 1.8%, or approximately $29.3 million.

The Group uses interest rate futures to manage the duration of the investment portfolio.  As at December 31, 2010, the total exposure of the interest rate futures contracts held was $1.1 billion and these positions had a fair value of $(2.3) million.  The interest rate futures contracts held were for three month exposure to U.S. and Euro interest rates, and we held short positions which reduced the duration of our portfolio. As at December 31, 2010, the impact of these futures on our fixed maturity securities and cash and cash equivalents was a reduction of duration by 0.7 years. The impact from an immediate 100 basis point increase in market interest rates would have resulted in an estimated increase in market value of the interest rate futures contracts by approximately $10.8 million. The impact from an immediate 100 basis point decrease in market interest rates would have resulted in an estimated decrease in market value of the interest rate futures contracts by approximately $10.1 million.

As at December 31, 2010, we held $313.5 million, or 21.1%, of our fixed maturity portfolio in asset-backed and mortgage-backed securities. We did not hold any sub-prime securities at December 31, 2010.  These assets are exposed to prepayment risk, which occurs when holders of underlying loans increase the frequency with which they prepay the outstanding principal before the maturity date and refinance at a lower interest rate cost.  The adverse impact of prepayment is more evident in a declining interest rate environment.  As a result, we would also be exposed to reinvestment risk, as cash flows received by us could be accelerated and would be reinvested at the prevailing interest rates.

Equity Price Risk

We gain exposure to the equity, commodities and real estate markets through the use of various equity securities and index-linked futures. The total of such exposure as of December 31, 2010 were $170.4 million,. The fair value of these positions as at December 31, 2010 amounted to $4.9 million, and were recorded in both equity investments, other assets and other liabilities with net realized and unrealized gains of $17.4 million for the year ended December 31, 2010, and were recorded in net realized and unrealized gains – investments. The total exposure of the index-linked futures was $170.1 million as at December 31, 2010.

Credit Risk

We have exposure to credit risk primarily as a holder of fixed maturity securities.  Our risk management strategy and investment guidelines have been defined to ensure we invest in debt instruments of high credit quality issuers and to limit the amount of credit exposure with respect to particular ratings categories and any one issuer. As at December 31, 2010, our fixed maturity investments consisted of investment grade securities with an average rating of AA+.  We believe this high-quality portfolio reduces our exposure to credit risk on fixed income investments to an acceptable level.  We have included credit rating information with respect to our investment portfolio because it enhances the reader’s understanding of its composition and consistency with our investment philosophy.

To a lesser extent, we also have credit risk exposure as a party to over-the-counter derivative instruments. These derivative instruments include foreign currency forward contracts, currency swaps, total return swaps, and reinsurance derivatives. To mitigate this risk, we monitor our exposure by counterparty and ensure that counterparties to these contracts are high-credit-quality international banks or counterparties.

In addition, we have exposure to credit risk as it relates to our insurance and reinsurance balances receivable.  Premium balances receivable from our clients at December 31, 2010, were $318.5 million, respectively, including balances both currently due and accrued.  We believe that credit risk exposure related to these balances is mitigated by several factors, including but not limited to credit checks performed as part of the underwriting process, monitoring of aged receivable balances, our right to cancel the cover for non-payment of premiums, and our right to offset premiums yet to be paid against losses due to the cedent.

We purchase retrocessional reinsurance and we require our reinsurers to have adequate financial strength.  We evaluate the financial condition of our reinsurers and monitor our concentration of credit risk on an ongoing basis.

In addition, consistent with industry practice, we assume a degree of credit risk associated with reinsurance and insurance brokers.  We frequently pay amounts owed on claims under our policies to reinsurance brokers, and these brokers, in turn, pay these amounts to the ceding insurers that have reinsured a portion of their liabilities with us. In some jurisdictions, if a broker fails to make such a payment, we may remain liable to the ceding insurer for the deficiency.  Conversely, in certain jurisdictions, when the ceding insurer pays premiums to reinsurance brokers for payment to us, these premiums are considered to have been paid and the ceding insurer will no longer be liable to us for those amounts, regardless of whether we have received the premiums.

For risk management purposes, we use catastrophe bonds to manage our reinsurance risk and treat the catastrophe risks related to Catastrophe bonds as part of our underwriting risks. Catastrophe bonds are selected by our reinsurance underwriters; however they are held in our investment portfolio as floating rate bonds for performance purposes.

Foreign Currency Risk

We and our subsidiaries use foreign currency forward contracts and currency swaps to manage currency exposure.  The net notional exposure of foreign currency forward contracts in U.S. dollars as of December 31, 2010 was $854.2 million.  These contracts had a fair value of $(5.2) million. The change results from an increased allocation to our non-U.S. dollar strategy, which we hedge back to U.S. dollars.  For the years ended December 31, 2010, we recorded net realized and unrealized losses of $1.9 million, on foreign currency forward contracts.

Premiums, Reserves and Claims

The U.S. dollar is our principal reporting currency and the functional currencies of our operating subsidiaries are generally their national currencies, except for our Bermuda, Cayman Islands, Luxembourg, Gibraltar, FSML subsidiaries and Flagstone Suisse, each of whose functional currency is the U.S. dollar.  We enter into reinsurance contracts where the premiums receivable and losses payable are denominated in currencies other than the U.S. dollar.  When we incur a loss in a non-U.S. dollar currency, we carry the liability on our books in the original currency.  As a result, we have an exposure to foreign currency risk resulting from fluctuations in exchange rates between the time premiums are collected and the time claims are paid.

With respect to loss reserves denominated in non-U.S. dollar currencies, our policy is to hedge our non-U.S. dollar foreign currency exposure with foreign exchange forward contracts.

Investments

A large portion of the securities held in our investment portfolios are measured in U.S. dollars, with a portion of our fixed maturities portfolio invested in non-U.S. dollar currencies.  At the time of purchase, each investment is identified as either a hedged investment, to be maintained with an appropriate currency hedge to U.S. dollars or an unhedged investment, one not to be maintained with a hedge.  Generally, fixed income investments will be hedged, listed equity investments may or may not be hedged, and other investments such as investment funds will not be hedged.

Financing

Certain of our subsidiaries have a functional currency other than U.S. dollar. Our practice is to hedge the net investment in those subsidiaries and designate foreign currency forward contracts as hedging instruments. The contractual amount of these contracts as at December 31, 2010 was $43.2 million and the contracts had a fair value of $(0.5) million. During the years ended December 31, 2010, we recorded $0.2 million of realized and unrealized losses directly into comprehensive income as part of the cumulative translation adjustment for the effective portion of the hedge.

We entered into a currency swap agreement to hedge the Euro-denominated deferrable interest debentures recorded as long-term debt.  Under the terms of the foreign currency swap, we exchanged €13.0 million for $18.4 million, and will receive Euribor plus 354 basis points and pay LIBOR plus 367 basis points.   The swap expires on September 15, 2011 and had a fair value of $1.0 million as at December 31, 2010.

Foreign currency exchange contracts will not eliminate fluctuations in the value of our assets and liabilities denominated in foreign currencies but rather allow us to establish a rate of exchange for a future point in time.  Of our business written in the year ended December 31, 2010, approximately 32.5% was written in currencies other than the U.S. dollar.  For the year ended December 31, 2010, we had net foreign exchange losses of $4.7 million.

We do not hedge currencies for which our asset or liability exposures are not material or where we are unable or it is impractical to do so.  In such cases, we are exposed to foreign currency risk.  However, we do not believe that the foreign currency risks corresponding to these unhedged positions are material.

Group’s Internal Control and Risk Management Systems – Consolidated Financial Statements

Disclosure Controls and Procedures

As of the end of the period covered by this report, our management has performed an evaluation pursuant to Rule 13a-15(b) under the Securities Exchange Act of 1934 (the “Exchange Act”), with the participation of our Chief Executive Officer and Chief Financial Officer, of the design and operation of our disclosure controls and procedures (as defined in
Rule 13a-15(e) and 15d-15(e) under the Exchange Act, as amended).  Disclosure controls and procedures are designed to ensure that information required to be disclosed in reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified by SEC rules and forms and that such information is accumulated and communicated to management, including our Chief Executive Officer and Chief Financial Officer, to allow for timely decisions regarding required disclosures.  Based on this evaluation, our Chief Executive Officer and Chief Financial Officer concluded that, as of December 31, 2010, our company’s disclosure controls and procedures were effective.

Internal Control Over Financial Reporting

The Group’s internal control over financial reporting is a process designed by, or under the supervision of, the Company’s principal executive and principal financial officers, or persons performing similar functions, and effected by the Company’s board of directors, management, and other personnel to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rule 13a-15(f) and 15d-15(f). Internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  Internal control over financial reporting includes those policies and procedures that:

(i)	pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Group;

(ii)
provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statement in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance authorizations of management and directors; and

(iii)	provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of assets that could have a material effect on the financial statements.

Our management, with the participation of our Chief Executive Officer and Chief Financial Officer, conducted an evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2010, based on the framework in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on this evaluation, our management concluded that our internal control over financial reporting was effective as of December 31, 2010.

Our management, including the Chief Executive Officer and the Chief Financial Officer, does not expect that our disclosure controls and procedures or our internal control over financial reporting will prevent all error and all fraud. The Group’s internal control over financial reporting was designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles and to reflect management’s judgments and estimates concerning effects of events and transactions that are accounted for or disclosed. Because of the inherent limitations in all control systems, no evaluation of controls can provide an absolute assurance that all control issues and instances of fraud, if any, within our Group have been detected.

There were no changes in our internal control over financial reporting during our fiscal year of 2010 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Proposal

We propose that the shareholders approve the consolidated financial statements and the annual accounts as of and for the financial year ended December 31, 2010 and that the shareholders approve the discharge of all of the current and past directors and officers of the Company in respect to liability arising from the performance of their respective mandates for the fiscal year 2010.

By order of the Board of Directors,

David A. Brown
Chief Executive Officer

March    , 2011

Cautionary Statement Regarding Forward-Looking Statements.

This Consolidated Management Report of the Board of Directors contains, and the Company may from time to time make, written or oral “ forward-looking statements ” within the meaning of the U.S. Federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control that could cause actual results to differ materially from such statements. In particular, statements using words such as “may”, “should”,  “estimate”, “expect”, “anticipate”, “intend”, “ believe”, “predict”, “potential”,  or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: market conditions affecting our common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts in which the deposit premium is not specified; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, and our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; our exposure to many different counterparties in the financial service industry, and the related credit risk of counterparty default; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the insurance and reinsurance industries; declining demand due to increased retentions by cedents and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. Federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which are subject to significant uncertainties and speak only as of the date on which they are made.

EXHIBIT D

Flagstone Reinsurance Holdings
Société Anonyme

Siège social: 37 Val St André, L-1128, Luxembourg

R.C.S. Luxembourg B153214

STATUTS

~~[ ] February~~[ ] May 2011

CHAPTER 1

PRELIMINARY

1.	INTERPRETATION

1.1	In these Articles, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

“9.9% U.S. Shareholder” means a U.S. Person that owns Shares within the meaning of Section 958 of the Code and is considered a United States shareholder of the Company (as defined in Section 951(b) of the Code); provided that, for these purposes, “9.9 percent” shall be substituted for “10 percent” wherever such term appears in Section 951(b) of the Code.

“Accounts” shall have the meaning as such term is defined in Article ~~96.~~97.2.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, Controls or is Controlled by, or is under common Control with such Person.

“Annual General Meeting”, means the Annual General Meeting of the Company required to be held according to Article 33.

“Articles”, means these Articles of Incorporation of the Company as originally adopted or as altered from time to time.

“Auditors” means the Authorised Statutory Auditor and the Independent Auditor.

“Authorised Statutory Auditor” shall mean the individual, partnership or company appointed as the réviseur d’entreprises agréé of the Company from time to time and taken from those members of the Institut des Réviseurs d'Entreprises of Luxembourg, that are authorized to perform audits by the Luxembourg Commission de Surveillance du Secteur Financier.

“Board”, means the board of Directors appointed or elected pursuant to these Articles, or the Directors present at a meeting of Directors at which there is a required quorum.

“Business Day”, means any day other than a Saturday, Sunday or a public holiday in the Grand Duchy of Luxembourg and the State of New York.

“Chairman” means the Chairman (if appointed) appointed pursuant to the provisions of Article ~~64.1.~~65.1.

“Clear Days”, means in relation to the period of a notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.

“Code”, means the United States Internal Revenue Code of 1986, as amended.

“Commissaire” means such supervisory auditor as may be appointed from time to time by the Company in accordance with the Law.

“Company”, means Flagstone Reinsurance Holdings S.A. the Company to which these Articles relate.

“Control” ~~‘Control’~~ of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and ‘Controlling’ and ‘Controlled’ shall have meanings correlative to the foregoing.

“Controlled Shares” in reference to any Person means all Shares of the Company held directly, indirectly or constructively by such Person within the meaning of Section 958 of the Code.

“Designated Company” shall have the meaning as such term is defined in Article 51B.1.

“Designated Company Directors” shall have the meaning as such term is defined in Article 51B.1.

“Director”, means a director for the time being of the Company.

“Exchange Act” means the US Securities Exchange Act of 1934, as amended.

“Extraordinary General Meeting”, means a duly convened meeting of Holders as more particularly described in Article 35.

“Fair Market Value” means, with respect to a repurchase of any Shares of the Company in accordance with these Articles, (a) if such Shares are listed on a securities exchange (or quoted in a securities quotation system), the average closing sale price of such Shares on such exchange (or in such quotation system), or, if such Shares are listed on (or quoted in) more than one exchange (or quotation system) the average closing sale price of the Shares on the principal securities exchange (or quotation system) on which such Shares are traded, or, if such Shares are not then listed on a securities exchange (or quotation system) but are traded in the over-the-counter market, the average of the latest bid and asked quotation for such Shares in such market, in each case for the last five trading days immediately preceding the day on which notice of the repurchase of such Shares is sent pursuant to these Articles, or (b) with respect to a repurchase, if no such closing sales or prices are available because such Shares are not publicly traded, the value per Share as determined by an independent valuation conducted by an independent valuation agent approved and appointed by the Board.

~~“Financial Statements” shall have the meaning as such term is defined in Article 97.~~

“General Meeting”, means an Annual General Meeting, an Ordinary General Meeting or an Extraordinary General Meeting.

“Holder”, means in relation to any Share in the capital of the Company, the shareholder whose name is entered in the Register as the holder of the Share and when two or more persons are so registered as joint holders of Shares, means the Person whose name stands first in the Register of Holders as one of such joint Holders or all of such Persons as the context so requires.

“Independent Auditor” means ~~an~~the independent registered public accounting firm being the individual, partnership or company appointed ~~as the independent auditor of the Company pursuant to these Articles.~~ for the purposes of any filings requiring a report of such a firm under the United States securities laws and regulations.

“Law”, means the Law of 10 August 1915 on Commercial Companies, as amended, from time to time.

“Mémorial”, means the Mémorial C, Recueil Spécial des Sociétés et Associations, being the official daily publication of the Luxembourg government.

“Office”, means the registered office for the time being of the Company.

“Officer” means any Person appointed by the Board to hold office in the Company.

“Ordinary General Meeting”, means a duly convened meeting of Holders as more particularly described in Article 34.

“Ordinary Resolution”, means a resolution passed at an Ordinary General Meeting or at an Annual General Meeting and which is described as such in the notice convening the relevant meeting.

“Person” means an individual, company, corporation, limited liability company, firm, partnership, trust, estate, unincorporated association, other entity or body of Persons.

“PSU Plan” means the Company’s performance share unit plan as from time to time altered or amended.

“Removed Company Directors” shall have the meaning as such term is defined in Article 51B.1.

“Register”, means the register of shareholders to be kept by the Company pursuant to the provisions of the Law.

“Rule 144” means Rule 144 under the Securities Act, or any successor rule thereto.

“RSU Plan” means the Company’s employee restricted share unit plan as from time to time altered or amended.

“Securities Act” means the U.S. Securities Act of 1933, as amended, or any U.S. federal statute then in effect which has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of such replacement U.S. federal statute.

“Shares”, means all of the shares in issue in the capital of the Company from time to time subject to the rights and obligations set out in these Articles.

“Special Resolution” means a resolution passed at an Extraordinary General Meeting or at an Annual General Meeting by a majority of two thirds (66,66%) of the Shares present or represented at the said meeting and which is described as such in the notice convening the relevant meeting.

~~“Statutory Auditor(s)” means an individual, partnership or company appointed as the statutory auditor of the Company pursuant to the provisions of the Law.~~

“Subsidiary” means any entity (i) of which a majority of the issued shares with Voting Power (under ordinary circumstances) in  the entity, or in electing the board of directors or equivalent body of the entity are, at the time at which any determination is being made, owned ~~by the Company, either~~ (directly or indirectly ~~or pursuant to an agreement with any other shareholders in that entity~~) by the Company; or (ii) that is under Control of the Company.

“Super Majority Resolution” means a resolution passed at an Extraordinary General Meeting or at an Annual General Meeting by a majority of three fourths (75%) of the Shares present or represented at the said meeting and which is described as such in the notice convening the relevant meeting.

“Treasury Shares” means a Share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled.

“U.S. Person” means ~~(i) an individual who is a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for U.S. federal tax purposes that is created in, or organised under the laws of, the United States or any state thereof or the District of Columbia, (iii) an estate that is subject to U.S. federal income tax on its income regardless of its source, (iv) any trust if (A)(1) a court within the United States is able to exercise primary supervision over the administration of the trust and (2) one or more U.S. Persons have the authority to control all substantial decisions of the trust or (B) such trust validly elects to be treated as a U.S. Person or (v) any entity treated as one of the foregoing under any provision of the Code.~~ a “United States person” as defined in Section 7701(a)(30) of the Code or any trust that validly elects to be treated as a “United States person”.

“United States or U.S.” means the United States of America including the States thereof, its territories and possessions and the District of Columbia.

“Voting Power” of any Person means the total number of votes which may be cast by the ~~Holders~~shareholders of the total number of issued shares of such Person carrying the right to vote.

“Warrant” means the ~~amended and restated~~ warrant dated ~~17 November 2008~~25 June 2010 issued to ~~Haverford (Bermuda)~~Leyton Limited, a Bermuda ~~exempt~~ company, to purchase Shares in the Company on the terms and conditions as contained ~~in the warrant instrument, as amended from time to time.~~ therein.

1.2
Expressions in these Articles referring to writing shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form.  Expressions in these Articles referring to execution of any document shall include any mode of execution allowed by Law.

1.3
Unless specifically defined herein or the context otherwise requires, words or expressions contained in these Articles shall bear the same meaning as in the Law but excluding any statutory modification thereof not in force when these Articles become binding on the Company.

1.4
References to Articles are to Articles of these Articles and any reference in an Article to a paragraph or sub-paragraph shall be a reference to a paragraph or sub-paragraph of the Article in which the reference is contained unless it appears from the context that a reference to some other provision is intended.

1.5
The headings and captions included in these Articles are inserted for convenience of reference only and shall not be considered a part of or affect the construction or interpretation of these Articles.

1.6
References in these Articles to any enactment or any section or provision thereof shall mean such enactment, section or provision as the same may be amended and may be from time to time and for the time being in force.

1.7
In these Articles the masculine gender shall include the feminine and neuter, and vice versa, and the singular number shall include the plural, and vice versa, and words importing persons shall include firms, partnerships, associations and/or bodies corporate or entities of any description, wherever registered or existing and whether incorporated or unincorporated.

1.8	In these Articles, the words:

1.8.1	“may” shall be construed as permissive; and

1.8.2	“shall” shall be construed as imperative.

CHAPTER 2

NAME, DURATION, OBJECTS, REGISTERED OFFICE

2.	NAME

There exists a company in the form of a Société Anonyme (public limited liability company) under the name of “Flagstone Reinsurance Holdings S.A.”.

3.	DURATION

The Company is established for an unlimited duration.

4.	CORPORATE OBJECTS

4.1
The object of the Company is the holding of participations, in any form whatsoever, in other Luxembourg companies or foreign companies, the acquisition by purchase, subscription, or in any other manner, as well as the transfer by sale, exchange or otherwise of stocks, bonds, debentures, notes and other securities of any kind, and the ownership, administration, development and management of its portfolio. The Company may also hold interests in partnerships.

4.2
The Company may borrow in any form and proceed to the issuance of bonds and debentures. In a general fashion it may grant assistance to affiliated companies, take any controlling and supervisory measures and carry out any operation, which it may deem useful in the accomplishment and development of its purposes.

4.3	The Company may further carry out any commercial, industrial or financial operations, as well as any transactions on real estate or on movable property.

4.4
The Company may give guarantees and other forms of security and pledge, transfer, encumber or otherwise create and grant security over all or some of its assets to guarantee its own obligations or undertakings, or the obligations of any other company or person, where such guarantee is indirectly or directly in the best interests of and for the corporate benefit of the Company.

4.5
The Company shall have all such powers and shall be entitled to take all such action and enter into any type of contract or arrangement as are necessary for the accomplishment or development of its objects.

5.	REGISTERED OFFICE

5.1
The Office is established in the municipality of Luxembourg and may by resolution of the Board, be transferred from one address to another within that municipality. Transfers to any other place within the Grand Duchy of Luxembourg may be effected in accordance with the applicable provisions of the Law.

5.2	The Board may resolve that the Company establish branches or other offices within the Grand Duchy of Luxembourg or in any other country.

5.3
Should extraordinary events of a political, economic or social nature, which might impair the normal activities of the Office or the easy communication between that Office and foreign countries, take place or be imminent, the Office may be transferred temporarily abroad by resolution of the Board or by declaration of a person duly authorised by the Board for such purpose.  Such temporary measures shall, however, have no effect on the nationality of the Company which, notwithstanding such temporary transfer of the Office, shall remain of Luxembourg nationality.

CHAPTER 3

SHARE CAPITAL AND RIGHTS

6.	SHARE CAPITAL

6.1	The authorised share capital of the Company is set at US$3,000,000, divided into 300,000,000 Shares with a par value of US$0.01 each.

6.2	The issued share capital of the Company is set at US$ 844,642.59 divided into 84,464,259 Shares with a par value of US$0.01 each.

~~6.1~~ 6.3
The Board is generally and unconditionally authorised for a period of five years from the date of publication of this amendment to the Articles in the Mémorial C to issue Shares up to a maximum of the authorised but as yet unissued share capital of the Company to such persons and on such terms as they shall see fit from time to time in the manner specified by these Articles and by applicable Law, such ~~shares~~Shares to be paid up in cash, for compensation, by contribution in kind, by conversion of shareholders’ claims or by incorporation of profits or reserves into capital. The Company may make any offer or agreement before the expiry of this authority which would or might require Shares to be issued after the authority has expired and the Board may issue Shares in pursuance of any such offer or agreement notwithstanding that the authority hereby conferred has expired.

~~6.2~~ 6.4
The Board is authorised to issue Shares for cash pursuant to the authority conferred by Article ~~6.1~~6.3 as if Luxembourg statutory pre-emption provisions did not apply to any such issuance provided that this authority shall expire on the fifth anniversary of the date of publication of this amendment to the Articles in the Mémorial C, provided further that the Company may before such expiry, make an offer or agreement which would or might require Shares to be issued after such expiry and the Board may issue Shares in pursuance of such offer or agreement as if the power hereby conferred had not expired.

~~6.3~~ 6.5
The Company has concluded the PSU Plan, the RSU Plan and the Warrant. It is specifically recorded that the authority of the Board referred to in Articles 6.3 and 6.4 above relates, (without in any way limiting such authority) to the issue of Shares pursuant to the PSU Plan, the RSU Plan and the Warrant, should the terms of the PSU Plan, the RSU Plan and the Warrant so require that such Shares be issued.

6.6
It is specifically recorded that the authority of the Board referred to in Articles 6.3 and 6.4 above also relates (without in any way limiting such authority) to the issue of Shares in respect of the conversion of any form of convertible debt (including bonds) into Shares.

~~6.4~~ 6.7
When the Board increases the issued share capital under Articles ~~6.1~~6.3 or ~~6.2~~6.4 they shall be obliged to take steps to amend the Articles in order to record the increase of the issued share capital and the Board is authorised to take or authorise the steps required for the execution and publication of such amendment in accordance with the Law.

~~6.5~~ 6.8
Without limiting the authority conferred on the Board by Articles ~~6.1~~6.3 to ~~6.3,~~6.7, the issued share capital and the authorised share capital of the Company may be increased or reduced by a Special Resolution.

~~6.6~~ 6.9
In addition to the Warrant, the Company may issue warrants to subscribe for Shares (by whatever name they are called) to any person to whom the Company has granted the right to subscribe for Shares certifying the right of the registered holder thereof to subscribe for Shares upon such terms and conditions as the right may have been granted.

7.	PURCHASE OF OWN SHARES

7.1
Pursuant to and in conformity with the provisions of Article 49-2 of the Law and in conformity with all other applicable laws and regulations, the Company is generally authorised from time to time to purchase, acquire, receive and/or hold Shares, provided that:

7.1.1	the maximum number of Shares hereby authorised to be purchased does not exceed the number of fully paid-up issued Shares in the Company;

~~7.1.2~~

~~7.1.3~~ 7.1.2	the maximum price which may be paid for each Share shall be the Fair Market Value;

~~7.1.4~~ 7.1.3	the minimum price which may be paid for each Share shall be the par value per Share of US$0.01;

~~7.1.5~~ 7.1.4
this authority, (unless previously revoked, varied or renewed by Holders) shall expire on the fifth anniversary of the date of the meeting held before a Luxembourg notary for the purposes of recording the redomestication of the Company except in relation to the purchase of Shares the contract for which was concluded before such date and which will or may be executed wholly or partly after such date;

~~7.1.6~~

~~7.1.7~~

~~7.1.8~~ 7.1.5
the acquisitions, including the Shares previously acquired by the Company and held by it, and Shares acquired by a person acting in his own name but on the Company’s behalf, may not have the effect of reducing the net assets of the Company below the amount mentioned in Article 72-1 of the Law;

~~7.1.9~~ 7.1.6	this authority relates only to:

(a)
one or more market purchases, (being a purchase of Shares by the Company of Shares offered for sale by any Holder on the open market on which the Shares are traded), as the Board of Directors shall determine; and

(b)
purchases effected in circumstances where an offer on similar terms has been made by the Company to sell up to the same number of Shares of each Holder appearing on the Register immediately before the offer was made (or as soon as, according to the Directors, may be practicable) other than Holders who have consented in writing to the offer not being extended to them, and each Holder concerned has either:

(i)	accepted the offer in writing;

(ii)	declined the offer in writing; or

(iii)	failed to respond to the offer within the time allowed to do so under the terms of the offer.

7.2
Pursuant to and in conformity with the provisions of Article 49-2(2) of the Law and in conformity with all other applicable laws and regulations, where the Board reasonably determines in good faith, based on the opinion of counsel that share ownership, directly, indirectly or constructively, by any Holder is likely to result in adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any of its Subsidiaries or any of it Holders (“Imminent Harm”), the Company will be authorised and have the option, but not the obligation, to repurchase the minimum number of Shares which is necessary to avoid or cure such Imminent Harm (but only to the extent the Board reasonably determines in good faith that such action would avoid or cure such adverse consequences or treatment) with sums available for distribution in accordance with Article 72-1 of the Law in an amount equal to at least the Fair Market Value of such Shares on the date the Company repurchases the Shares.

7.3
The Board shall notify such Holder promptly if it has determined that the provisions of Article 7.2 may apply to such Holder, and shall provide such Holder with seventy-five (75) days (subject to any extension reasonably necessary to obtain regulatory approvals necessary in connection with any proposed sale by the Holder, if being diligently pursued, but in any event not more than an additional ninety days (90)) prior to and in lieu of such repurchase, to remedy the circumstances pursuant to which the ownership of Shares by such Holder may result in adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any of its subsidiaries, or any of its Holders (including by such Holder selling shares to a third party, subject to any relevant provisions of these Articles); provided that, for the avoidance of doubt, this Article does not release such Holder from any contractual restriction on transfer to which such Holder is subject.

7.4
If a Holder subject to the application of Article 7.2 and Article 7.3 does not remedy the consequences or treatment described in the preceding two paragraphs, within the period referred to above, the Company shall have the right, but not the obligation, to purchase such Shares at the Fair Market Value thereof. If the Company shall determine not to purchase such Shares at the Fair Market Value, the Company shall notify each other Holder of Shares, and shall permit the other Holders to purchase such Shares at the Fair Market Value in its stead, pro rata, to the number of shares then held by each such Holder, and then, to the extent that any Holders fail to accept such offer, to the other Holders what have elected to purchase their portion of such Shares. After offering the Shares to be repurchased to the other Holders in accordance with the preceding sentence, the Company will also be entitled to assign its purchase right to a third party which may purchase such Shares at the Fair Market Value. Each Holder shall be bound by the determination of the Company to purchase or assign its right to purchase such Holder’s Shares and, if so required by the Company, shall sell the number of Shares that the Company requires it to sell.

7.5
The Board will use all reasonable efforts to exercise the option referred to in Article 7.4 equitably, and to the extent possible, equally among similarly situated Holders (to the extent possible under the circumstances).

7.6
In the event that the Holder(s) or the Company or its assignee(s) determine to purchase any such Shares, the Company shall provide each Holder concerned with written notice of such determination (a “Purchase Notice”) at least five (5) calendar days prior to such purchase or such shorter period as each such Holder may authorise, specifying the date on which any such Shares are to be purchased and the Purchase Price. The Company may revoke the Purchase Notice at any time before the Holder(s), the Company or its assignee(s) pay for the Shares. The Board may authorise any person to sign, on behalf of any Holder who is the subject of such Purchase Notice, an instrument of transfer relating to any such Holder’s Shares which the Company has an option to purchase. Payment of the Purchase Price by the Holder(s), the Company or its assignee(s) shall be by wire transfer or certified cheque and made at a closing to be held not less than five (5) calendar days after receipt of the Purchase Notice by the selling Holder.

7.7
The Board shall be authorised to appoint, in its absolute discretion, a representative, to appear before a public notary in Luxembourg for the purpose of amending the Articles to reflect the changes resulting from the cancellation of any Shares repurchased in accordance with the terms of this Article 7, if such election is made to cancel the Shares.

8.	RIGHTS OF SHARE ON ISSUE

8.1
Without prejudice to any special rights conferred on the Holders of any existing Shares or class of Shares (which special rights shall not be affected, modified or abrogated except with such consent or sanction as is provided in these Articles), and subject to the provisions of the Law, any Share may be issued either at par or at a premium and with such rights and/or restrictions, whether in regard to dividend, voting, return of capital, transferability or disposal or otherwise, as the Company may from time to time direct.

8.2
Any share premium created upon the issue of Shares pursuant to Article 8.1 shall be available for repayment to the Holders of the Company, the payment of which shall be within the absolute discretion of the Board. The Board is in particular authorised to utilise share premium for the purpose of carrying any share premium repayment to Holders or repurchasing Shares of the Company in accordance with the provisions of Article 7 and Article ~~77 respectively.~~78.

8.3
All of the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Shares and, except where required by the Law, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the ~~share~~Share capital or ~~shares of the Company~~Shares.

9.	SHARES

9.1	Shares shall be issued in registered form only. The Board shall cause to be kept in one or more books a Register and shall enter therein the particulars required by the Law.

9.2
The Register shall be kept at the Office, where it will be available for inspection by any Holder, without charge, on every Business Day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each Business Day be allowed for inspection.

9.3	The Register may be closed during such time as the Board thinks fit, not exceeding a total of thirty days in each calendar year.

9.4
In the case of joint Holders the Company shall regard the first named Holder on the Register in respect of the Share(s) as having been appointed by the joint Holders to receive all notices and to give a binding receipt for any dividend(s) payable in respect of such Share(s) on behalf of all joint Holders.

9.5
The Company shall be entitled to treat the registered Holder of any Share as the absolute owner thereof and accordingly shall not be bound to recognize any equitable claim or other claim to, or interest in, such ~~share~~Share on the part of any other Person.

9.6
The Company may issue its Shares in fractional denominations and deal with such fractions to the same extent as its whole Shares and Shares in fractional denominations shall have in proportion to the respective fractions represented thereby, all of the rights of whole Shares, including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in winding up.

9.7
Where Shares are recorded in the Register on behalf of one or more persons in the name of a securities settlement system or the operator of such system, or in the name of a professional depository of securities, or any other depository (such systems, professionals or other depositories, being referred to hereinafter as “Depositories”) or of a sub-depository designated by one or more Depositories, the Company – subject to it having received from the Depository with whom those Shares are kept in account a certificate in proper form – will permit those persons to exercise the rights attaching to those Shares, including admission to and voting at ~~general meetings~~General Meetings, and shall consider those persons to be the Holders for the purposes of these Articles. The Board may determine the formal requirements with which such certificates must comply. Notwithstanding the foregoing, the Company shall make payments, by way of dividends or otherwise, in cash, ~~shares~~Shares or other assets as allowed for pursuant to these Articles, only into the hands of the Depository or sub-depository recorded in the Register or in accordance with their instructions, and that payment shall release the Company from any and all obligations for such payment.

10.	VARIATION OF RIGHTS

Whenever the share capital of the Company is divided into different classes of Shares, the rights attached to any class may (unless otherwise provided by the terms of issue of the shares of that class) be varied or abrogated with the sanction of a resolution passed at a separate meeting of the Holders of the Shares of the class (at which meeting resolutions shall be validly passed by a majority of three fourths (75%) of the issued Shares of that class, at which meeting the necessary quorum shall be two persons at least holding or representing by proxy one half of the issued Shares of the class). Any variation or abrogation of the rights of the Holders of the Shares of a class of Shares that requires an amendment to the Articles shall only become effective once the Articles have been amended pursuant to passing of a Special Resolution at an Extraordinary General Meeting or at the Annual General Meeting of all the Holders, such meeting to be held in the presence of a public notary in Luxembourg.

11.	PROHIBITION ON FINANCIAL ASSISTANCE

The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of the acquisition or proposed acquisition by any Person of any Shares in the Company.

12.	DISCLOSURE OF INTERESTS

12.1
The Board may, at any time and from time to time if in its absolute discretion, it considers it to be in the interests of the Company to do so, give a notice to the Holder or Holders of any Share (or any of them) requiring such Holder or Holders to notify the Company in writing within such period as may be specified in such notice of full and accurate particulars of all or any of the following matters, namely:

12.1.1	the interest of such Holder in such Share;

12.1.2
if the interest in the Share does not consist of the entire beneficial interest in it, the interests of all persons having any beneficial interest (direct or indirect) in the Share (provided that one joint Holder of a Share shall not be obliged to give particulars of interests of persons in the Share which arise only through another joint Holder); and

12.1.3
any arrangements (whether legally binding or not) entered into by such Holder or any person having any beneficial interest in the Share whereby it has been agreed or undertaken or the Holder of such Share can be required to transfer the Share or any interest therein to any person (other than a joint Holder of the Share) or to act in relation to any General Meeting or of any class of Shares of the Company in a particular way or in accordance with the wishes or directions of any other person (other than a person who is a joint Holder of such Share).

12.2
If, pursuant to any notice given under Article 12.1, the person stated to own any beneficial interest in a Share or the person in favour of whom any Holder (or other person having any beneficial interest in the Share) has entered into any arrangements referred to in sub-Article 12.1.3, is a body corporate, trust, society or any other legal entity or association of individuals and/or entities, the Board, at any time and from time to time if, in its absolute discretion, it considers it to be in the best interests of the Company to do so, may give a notice to the Holder or Holders of such Share (or any of them) requiring such Holder or Holders to notify the Company in writing, within such period as may be specified in such notice, of full and accurate particulars of the name and addresses of the individuals who control (whether directly or indirectly and through any number of vehicles, entities or arrangements) the beneficial ownership of all the Shares, interests, units or other measure of ownership of such body corporate, trust, society or other entity or association wherever the same shall be incorporated, registered or domiciled or wherever such individuals shall reside; provided that, if at any stage of such chain of ownership the beneficial interest in any Share shall be established to the satisfaction of the Board to be in the ownership of (i) any body corporate any of whose share capital is listed or dealt in on any bona fide stock exchange, unlisted securities market or over-the-counter securities market (ii) a mutual assurance company or (iii) a bona fide charitable trust or foundation, it shall not be necessary to disclose details of the individuals ultimately controlling the beneficial interests in the Shares of such body corporate, trust society or other entity or association.

12.3
The Board, if it thinks fit, may give notices under Articles 12.1 and 12.2 at the same time on the basis that the notice given pursuant to Article 12.2 shall be contingent upon disclosure of certain facts pursuant to a notice given pursuant to Article 12.1.

12.4
The Board may serve any notice pursuant to the terms of this Article 12 irrespective of whether or not the Holder on whom it shall be served may be dead, bankrupt, insolvent or otherwise incapacitated and no such incapacity or any unavailability of information or inconvenience or hardship in obtaining the same shall be a satisfactory reason for failure to comply with any such notice; provided that, if the Board in its absolute discretion thinks fit, it may waive compliance in whole or in part with any notice given under this Article 12 in respect of a Share in any case of bona fide unavailability of information or genuine hardship or where it otherwise thinks fit but no such waiver shall prejudice or affect in any way any non-compliance not so waived whether by the Holder concerned or any other joint Holder of the Share or by any person to whom a notice may be given at any time.

12.5
For the purpose of establishing whether or not the terms of any notice served under this Article shall have been complied with the decision of the Board in this regard shall be final and conclusive and shall bind all persons interested.

12.6	The provisions of this Article are in addition to, and do not limit, any other right or power of the Company, including any right vested in or power granted to the Company by any applicable law.

12.7
Notwithstanding the provisions of the preceding paragraphs of this Article 12 and in addition thereto, the Company shall have the authority to request from any Holder of Shares, and such Holder of Shares shall provide (a) a statement setting forth that the holder is the direct beneficial owner as defined under Rule 13d-3 under the Exchange Act of the Shares or, if not, the identity of such direct beneficial owner (and, in the case of more than one beneficial owner, the Shares owned by each such beneficial owner), the place or organisation of a direct beneficial owner that is other than a natural person and whether such direct beneficial owner has made an election to be treated as a U.S.

Person for any purpose or whether such direct beneficial owner has elected to be treated as a Subchapter S corporation for U.S. federal income tax purposes, the citizenship and residency of any person who is a natural person and whether such Person can be treated as a U.S. resident for U.S. tax purposes, a statement regarding whether the spouse or minor children of any such beneficial owner are also acquiring shares, and the names of the great grandparents, grandparents, parents, siblings, and lineal descendants (if living) of any such beneficial owner, and a statement as to whether such direct beneficial owner holds the power to vote the shares held by such holder and, if not, the identity of the Person empowered to vote those shares, (b) a list setting out the name of every Person holding a direct interest in such beneficial owner, the percentage interest held by such Person therein (including, if applicable, the minimum and maximum percentage interest in the case of a direct beneficial owner the interests in which can vary), and whether such Person has a right to vote to determine the manner in which the direct beneficial owner is to vote the shares owned by such beneficial owner, (c) a list setting out the name of any Person having an option or other right to acquire an interest in any direct beneficial owner of shares and the percentage of interests in such beneficial owner subject to such option or other right and (d) a list of any partnership or limited liability company in which the direct beneficial owner holds a direct interest and the percentage interest held therein (including, if applicable, the minimum and maximum percentage interest in the case of an interest in which can vary); provided, however, that for purposes of clause (b) of this Article 12.7, if the beneficial owner of the Shares is a publicly traded company, such beneficial owner shall be required to provide information only with respect to a Person having a 5% or greater ownership interest in the “beneficial owner”. For the purposes of this Article, a person shall be treated as a “beneficial owner” if such Person is so treated for U.S. federal income tax purposes (without giving effect to any attribution or constructive ownership rules). In addition, the Company shall have the authority to request from any Holder of Shares, and such Holder shall provide, to the extent that it is reasonably practicable for it to do so in such Holder’s reasonable discretion, such additional information as the Company may reasonably request to determine the relationship of a Holder with other Holders.

12.8
Any information provided by any Holder to the Company pursuant to this Article 12 or other information provided pursuant to this Article shall be deemed “confidential information” (the “Confidential Information”) and shall be used by the Company solely for the purposes contemplated by those Articles (except as may be required otherwise by applicable Law or regulation).  The Company shall hold such Confidential Information in strict confidence and shall not disclose any Confidential Information that it receives, except (i) to the Internal Revenue Service (the “Service”) if and to the extent the Confidential Information is required by the Service, (ii) to any outside legal counsel or accounting firm engaged by the Company to make determinations regarding the relevant Articles, (iii) to officers and employees of the Company, as set forth this Article 12 as otherwise required by law or regulation.

12.9
The Company shall take all measures practicable to ensure the continued confidentiality of the Confidential Information and shall grant the Persons referred to in Article 12.8 above access to the Confidential Information only to the extent necessary to allow them to assist the Company in any analysis required by these Articles, or to determine whether the Company would realise any income that would be included in the income of any Holder (or any interest holder, whether direct or indirect, of any Holder) by operation of Section 953 (c) of the Code.  Prior to granting access to the Confidential Information to such Persons or to any Officer or employee as set out below, the Company shall inform them of its confidential nature and of the provisions of this Article and shall require them to abide by all the provisions thereof.  The Company shall not disclose the Confidential Information to any Director (other than a Director that is also Chief Executive Officer, Chairman or Deputy Chairman, except as required  by law or regulation, upon request to the Company).  The Company shall be permitted to disclose the Confidential Information to an Officer (who is not also a Director) of the Company or any of its Subsidiaries, but only if such Officer requires the Confidential Information to determine whether the Company would realise any income that would be included in the income of any Holder by operation of section 953 (c) of the Code or to implement this Article 12. At the written request of a Holder, the Confidential Information of such Holder shall be destroyed or returned to such Holder after the later to occur of (i) such Holder no longer being a Holder or (ii) the expiration of the applicable statute of limitations with respect to any Confidential Information obtained for purposes of engaging in any tax-related analysis.

12.10
The Company shall (i) notify a Holder as soon as reasonably practicable of the existence, terms and circumstances surrounding any request made to the Company to disclose any Confidential Information provided by or with respect to such Holder and, prior to such disclosure, shall permit such Holder a reasonable period of time to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Article 12, and (ii) if, in the absence of a protective order, such disclosure is required in the opinion of counsel to the Company, the Company shall make such disclosure without liability hereunder, provided that the Company shall furnish only that portion of the Confidential Information which is legally required, shall give such Holder notice of the information to be disclosed as far in advance of its disclosure as practicable and, upon the request of such Holder and at its expense, shall use best efforts to ensure that confidential treatment will be accorded to all such disclosed information.

13.	SHARE CERTIFICATES

13.1
Unless otherwise provided, the Company shall issue, without payment, to such Holder of the Shares in respect of which such Holder is so registered, one certificate reflecting all the Shares held by such Holder or several certificates each for one or more of the Shares of such Holder upon payment for every certificate after the first of such reasonable sum as the Board may determine; provided that the Company shall not be bound to issue more than one certificate for Shares held jointly.

13.2	In the case provided for in Article 9.7 of the present Articles, a certificate shall be issued to the Depositories or sub-depositories recorded in the Register.

13.3
Delivery of a certificate to one joint Holder shall be sufficient delivery to all of them. A certificate issued to a Depository or sub-depository shall be sufficient delivery to all Holders holding Shares through such Depository or sub-depository.

13.4
Where some only of the Shares comprised in a share certificate are transferred, the old certificate shall be cancelled and a new certificate for the balance of such Shares shall be issued in lieu without charge.

13.5
If a share certificate is defaced, worn out, lost, stolen or destroyed, it may be replaced on such terms (if any) as to evidence and indemnity and payment of any exceptional expenses incurred by the Company in investigating evidence or in relation to any indemnity as the Board may determine but otherwise free of charge, and (in the case of defacing or wearing out) on delivery up of the old certificate.

CHAPTER 4

CALLS ON SHARES AND FORFEITURE

14.	MAKING OF CALLS

14.1
Subject to the terms of issue, the Board may make calls upon the Holders in respect of any moneys (whether in respect of nominal value or premium) unpaid on their Shares allotted to or held by such Holders, and each Holder (subject to receiving at least fourteen Clear Days' notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on the Shares of such Holder.  A call may be required to be paid by instalments.  A call may, before receipt by the Company of a sum due thereunder, be revoked in whole or in part and payment of a call may be postponed in whole or in part. A person upon whom a call is made shall remain liable for calls made upon such person notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2
On the trial or hearing of any action for the recovery of any money due for any call, it shall be sufficient to prove that the name of the Holder sued is entered in the Register as the Holder, or one of the Holders, of the Shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the Holder sued, in pursuance of these Articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

15.	TIME OF CALL

A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

16.	LIABILITY OF JOINT HOLDERS

The joint Holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

17.	INTEREST ON CALLS

If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of issue of the Share or in the notice of the call, but the Board may waive payment of the interest wholly or in part.

18.	INSTALMENTS TREATED AS CALLS

An amount payable in respect of a Share on issue or at any fixed date, whether in respect of nominal value or premium or as an instalment of a call, shall be deemed to be a call and if it is not paid the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call.

19.	POWER TO DIFFERENTIATE

Subject to the terms of issue, the Board may make arrangements on the issue of Shares for a difference between the Holders in the amounts and times of payment of calls on their Shares.

20.	NOTICE REQUIRING PAYMENT

20.1
If a Holder fails to pay any call or instalment of a call on the day appointed for payment thereof, the Board, at any time thereafter during such times as any part of the call or instalment remains unpaid, may serve a notice on such Holder requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

20.2
The notice shall name a day (not earlier than the expiration of fourteen Clear Days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed any Share in respect of which the call was made will be liable to be forfeited.

20.3
If the requirements of any such notice as aforesaid are not complied with then, at any time thereafter before the payment required by the notice has been made, any Share in respect of which the notice has been given may be forfeited by a resolution of the Board to that effect.  The forfeiture shall include all dividends or other moneys payable in respect of the forfeited Share and not paid before the forfeiture.  The Board may accept a surrender of any Share liable to be forfeited hereunder on such terms and conditions as may have been agreed. Subject to those terms and conditions, a surrendered Share shall be treated as if it had been forfeited.

21.	EFFECT OF FORFEITURE OR SURRENDER

A Person whose Shares have been forfeited or surrendered shall cease to be a Holder in respect of such Shares and shall deliver to the Company for cancellation the share certificate or certificates in respect of such Shares, but nevertheless shall remain liable to pay to the Company all moneys which, at the date of forfeiture or surrender, were payable by such Person to the Company in respect of the Shares, but the liability of such Person shall cease if and when the Company shall have received payment in full of all such moneys in respect of the Shares.

22.	DECLARATION

A notarised declaration by a Director that a Share has been forfeited or surrendered on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share and the declaration shall, together with the receipt of the Company for the consideration (if any) given for the Share on the sale or disposition thereof and a certificate by the Company for the Share delivered to the Person to whom the same is sold or disposed of, constitute a good title to the Share.

CHAPTER 5

ISSUE, TRANSFER AND TRANSMISSION OF SHARES

23.	TRANSFER OF SHARES AND WARRANT AND RESTRICTIONS ON TRANSFER

23.1
Subject to the Law and to such other restrictions as are contained in these Articles, and other than with respect to the procedures for transfer of fungible Shares in the case provided for in Article 9.7 of the present Articles, any Holder may transfer all or any part of his Shares by written instrument of transfer, the form of such instrument of transfer being available from the Company on request from the Holder wishing to transfer all or part of his Shares. The Company may accept any other document, instrument, writing or correspondence as sufficient proof of transfer.

23.2	Any instrument of transfer in writing shall be executed by or on behalf of the transferor and the transferee.

23.3	The transferor of any Share shall be deemed to remain the Holder of the Share until the name of the transferee is inserted in the Register in respect thereof.

23.4
The Board may, in its absolute discretion and without giving any reason, refuse to register any transfer of any Share unless the transfer is lodged at the Office or at such other place as the Board may appoint and such transfer is completed in accordance with the provisions of these Articles and is accompanied by the certificate for the Shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

23.5
The restrictions on transfer authorised or imposed by these Articles shall not be imposed in any circumstances in any way that would interfere with the settlement of trades or transactions entered into through the facilities of a stock exchange or automatic quotation system on which the Shares are listed or traded from time to time; provided, that the Company may decline to register transfers in accordance with these Articles and resolutions of the Board after a settlement has taken place.

23.6
The Board may decline to register the transfer of any Shares or warrants if the Board reasonably determines in good faith that, based on an opinion of counsel, (i) in the case of a transfer other than (a) pursuant to an effective registration statement under the Securities Act, (b) in a sale by a Holder in accordance with Rule 144 or (c) in connection with the settlement of trades or transactions entered into through the facilities of a stock exchange or automated quotation system on which the Shares are listed or traded from time to time, such transfer is likely to expose the Company, any Subsidiary thereof, any Holder or any Subsidiary of the Company, any Holder or Person ceding insurance to the

Company or any Subsidiary of the Company to adverse tax consequences or materially adverse legal or regulatory treatment in any jurisdiction or (ii) registration of such transfer under the Securities Act or under any blue sky or other U.S. state securities laws or under the laws of any jurisdiction is required and such registration has not been duly effected; provided, however, that in this case (ii) the Board shall be entitled to request and rely on an opinion of counsel (such counsel to be reasonably satisfactory to the Board) to the transferor or the transferee (and the Company shall not be obliged to pay any expenses of such counsel), in form and substance reasonably satisfactory to the Board, that no such registration is required, and the Board shall be obliged to register such transfer upon the receipt of such an opinion. A proposed transferee will be permitted to dispose of any Shares or warrants purchased that violate these restrictions and as to which registration of the transfer is refused. The transferor of such shares or warrants shall be deemed to own such Shares or warrants for dividend, voting and reporting purposes until a transfer of such Shares has been registered on the Register or such warrants have been registered in the applicable register of warrants.

23.7
Except in connection  with an effective registration statement, a sale in accordance with Rule 144 of the Shares of the Company or in connection with the settlement of trades or transactions entered into through the facilities of a stock exchange or automated quotation system on which the Shares are listed or traded from time to time, the Board may require any Holder, or any Person proposing to acquire shares or warrants of the Company, to provide the information required by Article 12.  If any such Member or proposed acquiror does not provide such information, or if the Company has reason to believe that any certification or other information provided pursuant to any such request is inaccurate or incomplete, the Board may decline to register any transfer or to effect any issue or purchase of Shares or warrants to which such request related.

23.8
If the Board refuses to register a transfer of any Share the Company shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

23.9	Any purported transfer (except by operation of Law) of any Shares in contravention of any of the restrictions on transfer contained in these Articles shall be void and of no effect.

24.	ABSENCE OF REGISTRATION FEES

No fee shall be charged for the registration of any instrument of transfer or other document relating to or affecting the title to any Share.

25.	RETENTION OF TRANSFER INSTRUMENTS

The Company shall be entitled to retain any instrument of transfer which is registered, but any instrument of transfer which the Board refuses to register shall be returned to the person lodging it when notice of the refusal is given.

26.	TRANSMISSION OF SHARES

26.1	Death of a Holder

To the extent permitted by applicable laws governing, in particular, successions and inheritance, if a Holder dies, the survivor or survivors, where such Holder was a joint Holder, and, where such Holder was a sole Holder or the only survivor of joint Holders, the personal representatives of such Holder, shall be the only persons recognised by the Company as having any title to the interest of such Holder in the Shares; but nothing herein contained shall release the estate of a deceased Holder from any liability in respect of any Share which had been jointly held by such Holder.

26.2	Transmission on death or bankruptcy

A person becoming entitled to a Share in consequence of the death or bankruptcy of a Holder may elect, upon such evidence being produced as the Board may properly require, either to become the Holder of the Share or to have some person nominated by him or her registered as the transferee. If the person elects to become the Holder, such person shall give notice to the Company to that effect in such form as the Company may from time to time determine. If such person elects to have another person registered such person shall execute an instrument of transfer of the Share to that person.

26.3	Rights before registration

A person becoming entitled to a Share by reason of death or bankruptcy of a  Holder (upon supplying to the Company such evidence as the Board may reasonably require to show his title to the Share) shall have the rights to which he would be entitled if he were the Holder of the Share, except that, before being registered as the Holder of the Share, such person shall not be entitled in respect of it to attend or vote at any General Meeting or at any separate meeting of the Holders of any Shares in the Company.

26.4
On the presentation of the before mentioned written transfer instrument to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Holder. Notwithstanding the foregoing, the Board shall, in any case, have he same right to decline or suspend registration as it would have had in the case of a transfer of the Share(s) by that Holder before such Holder’s death or bankruptcy, as the case may be.

CHAPTER 6

ALTERATION OF SHARE CAPITAL

27.	INCREASE OF CAPITAL

27.1
The Company from time to time by Special Resolution, and with the appropriate required amendment to these Articles, may increase the share capital by such sum, to be divided into Shares of such amount, as the relevant resolution shall prescribe.

27.2
Except so far as otherwise provided by the conditions of issue or by these Articles, any capital raised by the creation of new Shares shall be considered part of the pre-existing capital and shall be subject to the provisions herein contained with reference to calls and instalments, transfer and transmission, forfeiture, and otherwise.

28.	CONSOLIDATION AND SUB-DIVISION OF CAPITAL

28.1	The Company, by Special Resolution and with the appropriate amendment to these Articles, may:

28.1.1	consolidate and divide all or any of its share capital into Shares of larger amount; or

28.1.2
subdivide its Shares, or any of them, into Shares of smaller amount, so however that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in the case of the Share from which the reduced Share is derived and so that the resolution whereby any Share is sub-divided may determine that, as between the Holders of the Shares resulting from such sub-division, one or more of the Shares may have, as compared with the others, any such preferred, deferred or other rights or be subject to any such restrictions as the Company has power to attach to unissued or new Shares.

29.	FRACTIONS ON CONSOLIDATION

Subject to the provisions of these Articles, whenever as a result of a consolidation of Shares any Holders would become entitled to fractions of a Share, the Board may, on behalf of those Holders, sell the Shares representing the fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale in due proportion among those Holders and the Board may authorise some person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall title to the Shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

30.	REDUCTION OF CAPITAL

The Company, by Special Resolution and with the appropriate amendment to its Articles, may reduce its share capital, any capital redemption reserve fund, or any other similar reserve fund required by law to be created or maintained, in any manner and with, and subject to, any incident authorised, and consent required, by Law.

31.	MATTERS REQUIRING SUPER MAJORITY VOTING

The following matters shall be transacted by the Company only after the approval thereof by Holders in terms of a Super Majority Resolution:

31.1	the sale, lease or exchange of a substantial part of the Company’s assets;

31.2	a merger, de-merger or amalgamation involving the Company;

31.3
any amendment to these Articles, which amendment relates to the alteration, deletion or amendment of this Article 31 or any amendment, alteration or deletion of any requirement in these Articles for the passing of a Super Majority Resolution.

CHAPTER 7

GENERAL MEETINGS OF HOLDERS

32.	POWERS OF THE GENERAL MEETING

Any regularly constituted General Meeting shall represent the entire body of shareholders of the Company. It shall have the broadest powers to order, carry out or ratify acts relating to the operations of the Company.

33.	ANNUAL GENERAL MEETING

33.1
The Company shall hold in each year a meeting as its Annual General Meeting in addition to any other meeting in that year and shall specify the meeting as such in the notices calling it. The Annual General Meeting shall be held in Luxembourg at the Office, or at such other place in Luxembourg as may be specified in the notice of meeting on the ~~second~~third Thursday of the month of May at 2pm (CET).  If this day is not a Business Day, the meeting shall be held on the next Business Day at the same time.

33.2	The Annual General Meeting shall be called in accordance with the provisions of Article ~~88.~~89.

33.3
For at least fifteen days prior to the Annual General Meeting each Holder may obtain a copy of the Accounts ~~and Financial Statements~~ for the preceding financial year at the Office and inspect all documents required by the Law to be available for inspection.

33.4
At every Annual General Meeting in each year, the Board shall present to the meeting the Accounts ~~and Financial Statements~~ in respect of the preceding financial year for adoption, and the meeting shall consider and, if thought fit, adopt the Accounts ~~and Financial Statements.~~ .

33.5
After adoption of the Accounts ~~and Financial Statements~~, the Annual General Meeting may, by separate vote, vote on the discharge of the Board~~,~~ and Officers~~, the Statutory Auditors and the Independent Auditors of the Company~~ from any and all liability to the Company in respect of any loss or damage arising out of or in connection with any acts or omissions by or on the part of the Board~~,~~ and Officers ~~or the Statutory Auditors and/or Independent Auditors~~ made or done in good faith without gross negligence. A discharge shall not be valid should the Accounts ~~and Financial Statements~~ contain any omission or any false or misleading information distorting the real state of affairs of the Company or record the execution of acts not permitted by these Articles, unless they have been specifically indicated in the convening notice.

33.6
Resolutions to be passed at the Annual General Meeting shall be passed as Ordinary Resolutions, unless the notice of the relevant Annual General Meeting specifies that a particular resolution is to be passed as a Special Resolution or as a Super Majority Resolution.

33.7
The quorum for Ordinary Resolutions to be passed at the Annual General Meeting shall be as prescribed in Article 34.3 and the quorum for Special Resolutions and for Super Majority Resolutions to be passed at the Annual General Meeting shall be as prescribed in Article 35.2.

34.	ORDINARY GENERAL MEETINGS

34.1
Should the Company need to transact any business, which business does not need to be transacted in an Extraordinary General Meeting and which business needs to be transacted before the next Annual General Meeting, the Company may deal with such business in an Ordinary General Meeting.

34.2	An Ordinary General Meeting shall be called in accordance with the provisions of Article ~~88.~~89.

34.3
Except as provided in relation to an adjourned meeting, two persons entitled to vote upon the business to be transacted, each being a Holder or a proxy for a Holder or duly authorised representative of a corporate Holder shall be a quorum.

34.4	Any resolution put to the Ordinary General Meeting shall be validly passed by a simple majority of the Shares present or represented at the said meeting.

35.	EXTRAORDINARY GENERAL MEETING

35.1	An Extraordinary General Meeting shall be called in accordance with the provisions of Article ~~88.~~89.

35.2
No resolution shall be passed at an Extraordinary General Meeting unless a quorum of such number of persons, each being a Holder, or a proxy for a Holder or a duly authorised representative of a corporate Holder, together holding more than one half of the total issued voting Shares of the Company for the time being issued and outstanding is present but so that such number of persons shall not in any event be less than two.

35.3	Any resolution put to the Extraordinary General Meeting shall be validly passed by a majority of:

35.3.1	two thirds (66,66%) of the Shares present or represented at the said meeting in the case of a Special Resolution; and

35.3.2	three fourths (75%) of the Shares present or represented at the said meeting in the case of a Super Majority Resolution.

35.4
In addition to what is provided for otherwise pursuant to these Articles, any Extraordinary General Meeting or Annual General Meeting of the Company at which the Holders consider an amendment to the Articles shall be held in the presence of a public notary in Luxembourg.

36.	CONVENING OF GENERAL MEETINGS

36.1	The Chairman, the Board or any two Directors may convene General Meetings. Ordinary General Meetings and Extraordinary General Meetings shall be convened by notice issued by:

36.1.1
the Board, whenever in its judgment such a meeting is necessary, has been requested by the Chairman or at least two Directors of the Company and the agenda for such meeting set out in the notice shall be that approved by the Board; or

36.1.2
the Board, after deposit at the Office on a Business Day in Luxembourg of a written requisition setting out an agenda and signed by Holders producing evidence of title to the satisfaction of the Board that they hold Shares representing not less than ten per cent of the outstanding issued share capital of the Company, such meeting to be held within one month after deposit of such requisition, and the agenda for such meeting set out in the notice shall be that specified in the requisition; or

36.1.3
the ~~Statutory Auditor~~Commissaire, whenever in his judgment such a meeting is necessary, and the agenda for such meeting set out in the notice shall be that approved by the ~~Statutory Auditor~~Commissaire.

36.2
The notice convening a General Meeting shall specify the time and place of the meeting and the general nature of the business to be transacted.  It shall also give particulars of any Directors who are to retire by rotation or otherwise at the meeting and of any persons who are recommended by the Board for appointment or re-appointment as Directors at the meeting, or in respect of whom notice has been duly given to the Company of the intention to propose them for appointment or re-appointment as Directors at the meeting, all in accordance with the provisions of these Articles. Subject to restrictions imposed by any Shares, the notice shall be given to all the Holders, to all persons entitled to a Share by reason of death or bankruptcy of a Holder and to the Board and the ~~Statutory Auditors~~Commissaire.

36.3
The Agenda for an Extraordinary General Meeting shall also describe any proposed changes to the Articles and, in the case of a proposed change of the objects or the form of the Company or a proposed increase of commitments of Holders, set out the full text of the proposed amendments.

36.4
The accidental omission to give notice of a General Meeting to, or the non receipt of the notice of a General Meeting by, any person entitled to receive notice shall not invalidate the proceedings at the General Meeting.

36.5	Where all Holders are present or represented and acknowledge that they have had prior notice of the agenda submitted for their consideration, the meeting may take place without convening notices.

CHAPTER 8

PROCEEDINGS AT GENERAL MEETINGS

37.	QUORUM FOR GENERAL MEETINGS

37.1	No business other than the appointment of a chairman shall be transacted at any General Meeting unless a quorum of Holders is present at the time when the meeting proceeds to business.

37.2
If such a quorum is not present within half an hour from the time appointed for the meeting, or if during a meeting a quorum ceases to be present, the meeting shall be dissolved.  A second meeting may be convened in accordance with the provisions of the Articles. At the second meeting, one Holder present in person or by proxy shall be a quorum.

38.	CHAIRMAN OF GENERAL MEETINGS

38.1
The Chairman of the Board or, in the absence of such Chairman, the Deputy Chairman (if any) or in the absence of the Deputy Chairman (if any), some other Director nominated by the Board shall preside as chairman at every General Meeting.  If at any General Meeting none of such persons shall be present and willing to act within fifteen minutes after the time appointed for the holding of the meeting, the Directors present shall elect one of their number to be chairman of the meeting and, if there is only one Director present and willing to act, such Director shall be chairman.

38.2
If at any meeting no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for holding the meeting, the Holders present and entitled to vote shall choose one of the Holders personally present to be chairman of the meeting.

39.	GENERAL MEETING BY CONFERENCE CALL, VIDEO CONFERENCE, OR SIMILAR MEANS OF COMMUNICATION EQUIPMENT NOT PERMITTED

Holders may participate in any General Meeting either by means of their physical attendance at the meeting or by means of a proxy in accordance with Article 47, and participation by telephonic, electronic or other communication facilities shall not be permitted.

40.	DIRECTOR’S AND AUDITOR’S RIGHT TO ATTEND GENERAL MEETINGS

40.1
A Director shall be entitled, notwithstanding that such Director is not a Holder, to receive notice of and to attend and speak at any General Meeting and at any separate meeting of the Holders of any Shares in the Company.

40.2
The ~~Statutory Auditors and the Independent~~ Auditors of the Company for the time being appointed shall be entitled to attend any General Meeting and to be heard on any part of the business of the meeting which concerns ~~them as the Statutory Auditors and Independent~~the Auditors.

41.	ADJOURNMENT OF GENERAL MEETINGS

Subject to the Law, the Board may (and if so directed by Holders representing twenty per cent of the Shares, shall) adjourn the meeting for four weeks, but no business shall be transacted at any adjourned meeting other than business which might properly have been transacted at the meeting had the adjournment not taken place.

42.	VOTES OF HOLDERS

Votes may be given either personally or by proxy. Subject to Article 51A and any ~~rights or~~other restrictions for the time being attached to any Shares, every Holder present in person or by proxy shall have one vote for every Share carrying voting rights of which such Holder is the Holder.

43.	VOTING BY JOINT HOLDERS

Where there are joint Holders of a Share, the vote of the senior who tenders a vote, whether in person or by proxy, in respect of such Share shall be accepted to the exclusion of the votes of the other joint Holders; and for this purpose seniority shall be determined by the order in which the names of the Holders stand in the Register in respect of the Share.

44.	VOTING BY INCAPACITATED HOLDERS

A Holder of unsound mind, or in respect of whom an order has been made by any court having jurisdiction (whether in Luxembourg or elsewhere) in matters concerning mental disorder, may vote, by such Holder’s committee, receiver, guardian or other person appointed by that court and any such committee, receiver, guardian or other person may vote by proxy. Evidence to the satisfaction of the Board of the authority of the person claiming to exercise the right to vote shall be deposited at the Office or at such other place as is specified in accordance with these Articles for the deposit of instruments of proxy, not less than forty-eight hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised and in default the right to vote shall not be exercisable.

45.	REPRESENTATION OF CORPORATE HOLDER

45.1
A corporation which is a Holder may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting of the Holders and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Holder, and that Holder shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

45.2
Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Holder.

46.	TIME FOR OBJECTION TO VOTING

No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is tendered and every vote not disallowed at such meeting shall be valid. Any such objection made in due time shall be referred to the chairman of the meeting whose decision shall be final and conclusive.

47.	APPOINTMENT OF PROXY

47.1
The instrument appointing a proxy shall be in writing in substantially such form as the Board may approve and shall be executed by or on behalf of the appointer. A body corporate may execute a form of proxy under its common seal or the hand of a duly authorised officer. The signature on such instrument need not be witnessed. A proxy need not be a Holder of the Company. A proxy may represent more than one Holder.

47.2	The instrument appointing a proxy shall be signed or, in the case of a transmission by electronic mail, electronically signed in a manner acceptable to the chairman of the meeting.

47.3	A Holder who is the holder of two or more Shares may appoint more than one proxy to represent him and vote on his behalf.

47.4
The Board may send, at the expense of the Company, by post or otherwise, to the Holders instruments of proxy (with or without stamped envelopes for their return) for use at any General Meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

47.5	The decision of the Chairman of any General Meeting as to the validity of any appointment of a proxy shall be final.

48.	DEPOSIT OF PROXY INSTRUMENTS

48.1
The instrument appointing a proxy and any authority under which it is executed or a copy, certified notarially or in some other way approved by the Board, shall be deposited at the Office or (at the option of the Holder) at such other place or places (if any) as may be specified for that purpose in or by way of note to the notice convening the meeting not less than forty-eight hours before the time appointed for the holding of the meeting or adjourned meeting and in default shall not be treated as valid. Provided that:

48.1.1
an instrument of proxy relating to more than one meeting (including any adjournment thereof) having once been so delivered for the purposes of any meeting shall not require to be delivered again for the purposes of any subsequent meeting to which it relates; and

48.1.2
the Board may accept proxy forms submitted by telefax provided such telefaxes are received, to the satisfaction of the Board, in clear and legible form not less than forty-eight hours before the time appointed as aforesaid and provided the original proxy form is subsequently delivered to the Office.

49.	EFFECT OF PROXY INSTRUMENTS

Deposit of an instrument of proxy in respect of a meeting shall not preclude a Holder from attending and voting at the meeting or at any adjournment thereof. The instrument appointing a proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates.

50.	EFFECT OF REVOCATION OF PROXY

50.1
To the extent permitted by applicable law, a vote given in accordance with the terms of an instrument of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal or the revocation of the instrument of proxy or of the authority under which the instrument of proxy was executed or the revocation or termination of the resolution authorising the representative to act or the transfer of the Share in respect of which the instrument of transfer or the authorisation of the representative to act was given, unless notice in writing of any such death, insanity, revocation, termination or transfer was (i) received by the Company at the Office or at such other place or one of such other places (if any), at which the instrument of proxy could have been duly deposited in respect of such meeting, in any such case not later than the close of business (local time) at the place where it was so received on the day before the meeting to which it relates, (ii) handed to the chairman of the meeting at the place of the meeting or adjourned meeting at which the vote is to be given, before the commencement of such meeting or adjourned meeting.

~~CHAPTER 9~~

51A.	LIMITATION ON VOTING RIGHTS OF CONTROLLED SHARES

51A.1
Each Share of any class (or series) shall entitle the Holder thereof to such voting rights attributable to that Share, but the exercise of any voting right shall be subject to the provisions of Articles 51A.2 through 51A.6 below.

51A.2
If, after giving effect to the provisions of Article 51A.1, the votes conferred by the Controlled Shares of any Person would at any time cause such Person or any other Person to become a 9.9% U.S. Shareholder, the number of votes conferred by the Controlled Shares of such Person shall be automatically reduced by the number of votes necessary such that, immediately after such reduction, the votes exercisable in respect of such Controlled Shares shall not result in such Person or in any other Person becoming a 9.9% U.S. Shareholder and such reduced votes shall be re-allocated in accordance with Article 51A.4.

51A.3
In giving effect to the reduction in votes pursuant to Article 51A.2, such reduction shall be effected proportionately among all of the Controlled Shares of such Person; provided, however, that if that Person owns, or is treated as owning under Section 958 of the Code, interests in another Person, the reduction in votes conferred by the Controlled Shares of such Person shall first be effected by reducing the number of votes conferred on the Controlled Shares held directly by such Person or on its behalf and shall then be effected by reducing the number of votes conferred on the Controlled Shares held by such other Person or on its behalf, provided, however, that any reduction in votes pursuant to this Article 51A.3 shall not apply to any Controlled Shares to the extent such reduction would otherwise cause any other Person to become a 9.9% U.S. Shareholder.

51A.4
The number of votes conferred by the Controlled Shares but reduced pursuant to Article 51A.2 and 51A.3 shall be reallocated to all Shares other than such Controlled Shares on a proportionate basis; provided, however, that no votes shall be reallocated to any such other Shares to the extent such reallocation would cause any Person to become a 9.9% U.S. Shareholder. If the foregoing proviso applies to prevent any reallocation, the adjustments in voting power described in this Article 51A.4 shall apply repeatedly to the remaining Shares on a proportionate basis until no Person is a 9.9% U.S. Shareholder. The maximum votes that shall be conferred pursuant to this Article 51A.4 on a corporation organized under the laws of the United Kingdom shall be 24.9%.

51A.5
Any Person that becomes a 9.9% U.S. Shareholder shall notify the Company in writing that it has become a 9.9% U.S. Shareholder and shall provide the Company with information regarding the identity of the Holders of the Controlled Shares of such Person.

51A.6
Upon written notification by a Holder to the Board, the number of votes conferred by the total number of Shares held by such Holder shall be reduced to that percentage of the total voting power of the Company, as so designated by such Holder (subject to acceptance of such reduction by the Board in its sole discretion) so that (and to the extent that) such Holder may meet any applicable insurance or other regulatory requirement (other than tax regulatory) or voting threshold or limitation that may be applicable to such Holder or to evidence that such Person’s voting power is no greater than such threshold; provided, however, that any such reduction shall be subject to the other provisions of this Article 51A.

51A.7	For the purposes of determining whether a quorum is present at any General Meeting, the number of votes conferred by each Share shall be determined after giving effect to this Article 51A.

51B.	CERTAIN SUBSIDIARIES

51B.1
With respect to any Subsidiary of the Company (i) that is regulated as an insurance company in the jurisdiction in which it is organized and (ii) that is not a U.S. corporation and that is not treated as a pass-through or disregarded entity (each a “Designated Company”), (a) the board of directors of each such Designated Company shall consist of the persons who have been elected by the Holders of the Company by resolution in a general meeting as Designated Company Directors (the “Designated Company Directors”) and (b) the Holders of the Company by resolution in a general meeting may designate the persons to be removed as directors of such Designated Company (the “Removed Company Directors”).

51B.2
Notwithstanding the general authority set out in Article 61, the Board shall vote all Shares owned by the Company in each Designated Company (i) to elect the Designated Company Directors as the directors of such Designated Company and to remove the Removed Company Directors as directors of such Designated Company, and (ii) to ensure that the constitutional documents of such Designated Company require such Designated Company Directors to be elected and such Removed Company Directors to be removed as provided in this Article.  The Board and the Company shall ensure that the constitutional documents of each such Designated Company shall effectuate or implement this Article.  The Company shall also enter into agreements with each Designated Company and take such other actions as are necessary to effectuate or implement this Article.

CHAPTER 9

BOARD OF DIRECTORS

~~51.~~ 52.	NUMBER OF DIRECTORS

The Company shall be managed by the Board which shall be composed of no less than ten (10) Directors or such number in excess thereof up to a maximum of twelve (12) Directors as the Holders may from time to time determine, who shall be elected, except as in case of vacancy, by the Holders, holding the votes cast in person or by proxy for a resolution approving such Director, in accordance with and subject to the limitations in these Articles. Except in the case of casual vacancy, Directors shall be elected at the Annual General Meeting ~~of the Holders~~, or at any General Meeting ~~of the Holders~~ called for that purpose.

~~52.~~ 53.	APPOINTMENT OF DIRECTORS

The only persons who shall be eligible for election as a Director in accordance with Article ~~51~~52 at any meeting of the Company shall be persons (i) whom the current Directors have nominated to Holders at the appropriate General Meeting for election by Holders as a Director; and/or (ii)  for whom a written notice of nomination signed by such Holders holding in the aggregate not less than ten percent (10%) of the issued and outstanding paid up share capital of the Company eligible to vote at the meeting at that time has been delivered to the registered office of the Company, not later than five days after notice or public disclosure of the date of such meting is given or made available to the Holders.

~~53.~~ 54.	CLASSIFICATION OF DIRECTORS

The Directors shall be divided into three (3) classes as nearly equal as possible (Class A, Class B and Class C). The initial Class A Directors shall serve for a term expiring at the Annual General Meeting ~~of the Holders~~ in 2012; the initial Class B Directors shall serve for a term expiring at the Annual General Meeting ~~of Holders~~ to be held in 2011 and the initial Class C Directors shall serve for a term expiring at the Annual General Meeting ~~of Holders~~ to be held in 2013.

~~54.~~ 55.	TERM OF OFFICE OF DIRECTORS

At each Annual General Meeting ~~of Holders~~, held after the classification and election referred to in Article ~~53~~54 above, Directors shall be elected or appointed for a full three-year term, as the case may be, to succeed those whose terms expire at such Annual General Meeting. Each Director shall hold office for the term for which he is elected or until his successor is elected or appointed or until his office is otherwise vacated.

~~55.~~ 56.	VACANCY IN THE OFFICE OF DIRECTOR

~~55.1~~ 56.1	The office of Director shall be vacated if the Director:

~~55.1.1~~ 56.1.1	is removed from office pursuant to these Articles or is prohibited from being a Director by Law;

~~55.1.2~~ 56.1.2	is or becomes bankrupt, or makes an arrangement or composition with his creditors generally;

~~55.1.3~~ 56.1.3	is or becomes of unsound mind or dies; or

~~55.1.4~~ 56.1.4	resigns his office by notice in writing to the Company.

~~55.2~~ 56.2
The Board may appoint a person who is willing to act to be a Director to fill a vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of any Director.  A Director so appointed shall hold office only until the next following Annual General Meeting.  If not re-appointed at such Annual General Meeting, such Director shall vacate office at the conclusion thereof.

~~56.~~ 57.	TERMINATION OF A DIRECTOR’S MANDATE

The mandate of any Director may be terminated, at any time and without cause, by the Holders, by means of the passing of an Ordinary Resolution at a General Meeting ~~of Holders~~, in favour of such termination. If such a Director holds an appointment of an executive office, such removal shall have effect without prejudice to any claim for damages for breach of any contract of service between such Director and the Company.

~~57.~~ 58.	ORDINARY REMUNERATION OF DIRECTORS

The remuneration (if any) of each Director shall be determined by the Board. In each case, the applicable Director whose remuneration is to be determined by a resolution of the Board, may not vote for the purposes of passing the resolution determining his own remuneration, but may vote on all resolutions determining the remuneration of the other Directors.

~~58.~~ 59.	SPECIAL REMUNERATION OF DIRECTORS

Any Director who holds an executive office (including for this purpose the office of Chairman or Deputy Chairman) or who serves on any committee, or who otherwise performs services which in the opinion of the Board are outside the scope of the ordinary duties of a Director, may be paid such extra remuneration by way of salary, commission or otherwise as the Board may determine.

~~59.~~ 60.	EXPENSES OF DIRECTORS

The Directors may be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of the Board or committees of the Board or General Meetings or separate meetings of the Holders of any Class of Shares or of debentures of the Company or otherwise in connection with the discharge of their duties.

~~60.~~ 61.	DIRECTORS’ POWERS

~~60.1~~ 61.1
Subject to the provisions of the Law and these Articles and to any directions by the Holders, the business of the Company shall be managed by the Board who may do all such acts and things and exercise all the powers of the Company as are not by the Law or by these Articles required to be done or exercised by the Company in a General Meeting. No alteration of these Articles and no such direction shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this Article shall not be limited by any special power given to the Board by these Articles and a meeting of the Board at which a quorum is present may exercise all powers exercisable by the Board.

~~60.2~~ 61.2
The Board shall represent and bind the Company vis-à-vis third parties and government or other public or state authorities and take any action, both as plaintiff and as defendant before any court, obtain any judgments, decrees, decisions, awards and proceed therewith to execution, acquiesce in settlement, compound and compromise any claim in any manner determined by them to be in the interest of the Company.

~~60.3~~ 61.3
Towards third parties, the company is in all circumstances committed either by the joint signatures of two Directors or by the sole signature of the delegate of the Board acting within the limits of his powers. The provisions of this Article 61.3 are without prejudice to any special decisions that have been reached concerning the authorized signatory of the Company in the case of a delegation of powers or proxies given by the Board pursuant to any provision of these Articles.

~~60.4~~ 61.4	The Board may appoint, suspend, or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

~~61.~~ 62.	POWER TO DELEGATE AND LOCAL MANAGEMENT

Without prejudice to the generality of the last preceding Article, the Board may delegate any of their powers and discretions to any Managing Director or any other Director holding any other executive office as may be appointed by the Board.  The Board may establish any committees, local boards or agencies for managing any of the affairs of the Company, either in Luxembourg or elsewhere, and may appoint any persons to be members of such committees, local boards or agencies and may fix their remuneration and may delegate to any committee, local board or agent any of the powers, authorities and discretions vested in the Board (subject to any limitations prescribed by the Law) with power to sub-delegate and any such appointment or delegation may be made upon such terms and subject to such conditions as the Board may think fit.

~~62.~~ 63.	APPOINTMENT OF ATTORNEYS

The Board, from time to time and at any time by power of attorney, may appoint any person or persons (including any corporate entity), whether nominated directly or indirectly by the Board, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Articles) and for such period and subject to such conditions as they may think fit.  Any such power of attorney may contain such provisions for the protection of persons dealing with any such attorney as the Board may think fit and may authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in such attorney.

~~63.~~ 64.	BORROWING POWERS

Subject as hereinafter provided, the Board may exercise all the powers of the Company to borrow or raise money and to mortgage or charge its undertaking, property, assets, and uncalled capital or any part thereof and to issue debentures, debenture stock and other securities whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party.

CHAPTER 10

DIRECTORS’ OFFICES AND INTERESTS

~~64.~~ 65.	EXECUTIVE OFFICES

~~64.1~~ 65.1
In addition to, and as an extension to the provisions of Article ~~61,~~62, the Board may appoint one or more of their body to the office of Chairman, Deputy Chairman, Managing Director or to any other executive office under the Company on such terms and for such period as they may determine and, without prejudice to the terms of any contract entered into in any particular case, may revoke any such appointment at any time.

~~64.2~~ 65.2
A Director holding any such executive office shall receive such remuneration, whether in addition to or in substitution for ordinary remuneration as a Director and whether by way of salary, commission, participation in profits or otherwise or partly in one way and partly in another, as the Board may determine. In accordance with the Law, the delegation in favour of a member of the Board shall entail an obligation for the Board to report, each year, to the General Meeting on the salaries, fees and advantages granted to that delegate.

~~64.3~~ 65.3
The appointment of any Director to the office of Chairman, Deputy Chairman or Managing Director shall automatically terminate if such Director ceases to be a Director of the Company but without prejudice to any claim for damages for breach of any contract of service between such Director and the Company.

~~64.4~~ 65.4
The appointment of any Director to any other executive office shall not terminate automatically if such Director ceases from any cause to be a Director of the Company unless the contract or resolution under which such Director holds office shall expressly state otherwise, in which event such termination shall be without prejudice to any claim for damages for breach of any contract of service between such Director and the Company.

~~64.5~~ 65.5
A Director may hold any other office or place of profit under the Company (except that of Commissaire or Authorised Statutory ~~Auditor or Independent~~ Auditor) in conjunction with the office of Director, and may act in a professional capacity to the Company, on such terms as to remuneration and otherwise as the Board shall arrange.

~~65.~~ 66.	DIRECTORS’ INTERESTS

~~65.1~~ 66.1
Subject to the provisions of the Law, no Director or intending Director shall be disqualified by his or her office from contracting with the Company either as vendor, purchaser or otherwise, nor shall any such contract or any contract or arrangement entered into by or on behalf of the other company in which any Director shall be in any way interested be avoided nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established.  The nature of a Director's interest must be declared by such Director at the meeting of the Board at which the question of entering into the contract or arrangement is first taken into consideration, or if the Director was not at the date of that meeting interested in the proposed contract or arrangement, at the next meeting of the Board held after such Director became so interested, and in a case where the Director becomes interested in a contract or arrangement after it is made at the first meeting of the Board held after such Director becomes so interested.

~~65.2~~ 66.2
Subject to the Law, a Director may vote in respect of any contract, appointment, arrangement or matter in which such Director is interested and shall be counted in the quorum present at any relevant meeting of the Board or any committee thereof.

~~66.~~ 67.	DIRECTORS INSURANCE

Without prejudice to any indemnity given pursuant to Article 98, the Board shall have the power to purchase and maintain insurance for the benefit of any persons who are or were at any time Directors, Officers or employees of the Company, or of any other company which is or was its holding company or in which the Company or such holding company or any of the predecessors of the Company or of such holding company has or had any interests whether direct or indirect or which is or was in any way allied to or associated with the Company, or of any company which is or was a subsidiary or subsidiary undertaking of the Company or of such other company, including (without limitation) insurance against any liability incurred by such person in respect of any act or omission in the actual or purported execution and/or discharge of their duties and/or the exercise or purported exercise of their powers and/or otherwise in relation to or in connection with their duties, powers of office in relation to the Company or such other company or subsidiary or subsidiary undertaking.

CHAPTER 11

PROCEEDINGS OF DIRECTORS

~~67.~~ 68.	CONVENING AND REGULATION OF DIRECTORS’ MEETINGS

Subject to the provisions of these Articles, the Directors may regulate their proceedings, transact business, adjourn and otherwise regulate their meetings as they think fit.

~~68.~~ 69.	NOTICE OF BOARD MEETINGS

~~68.1~~ 69.1
The Chairman, Deputy Chairman or any two (2) Directors may at any time summon a meeting of the Board by at least three (3) days notice to each Director, unless such Director consents to shorter notice. Attendance at a meeting of the Board shall constitute consent to short notice.

~~68.2~~ 69.2
Notice of a meeting of the Board shall be deemed to be duly given to a Director, if it is given to such Director verbally in person or by telephone, or otherwise communicated or sent to such Director by registered mail, electronic mail, courier service, facsimile or other mode of representing words in legible and non-transitory form at such Director’s last known address or other address given by such Director to the Company for this purpose. If such notice is sent by electronic mail, next day courier or facsimile, it shall be deemed to have been given the day following the sending thereof and, if by registered mail, five (5) days following the sending thereof.

~~69.~~ 70.	QUORUM FOR DIRECTORS’ MEETINGS

~~69.1~~ 70.1	The quorum for the transaction of the business of the Board shall be a majority of the Directors then in office, present in person, provided that at least two Directors are present.

~~69.2~~ 70.2
The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Articles, as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purposes of (i) summoning a general meeting of the Company, or (ii) preserving the assets of the Company.

~~70.~~ 71.	VOTING AT DIRECTORS’ MEETINGS

Questions arising at any meeting of the Board shall be decided by a majority of votes of the Directors present or represented at such meeting. Each Director present and voting at any meeting shall have one vote. Where there is an equality of votes the resolution shall fail.

~~71.~~ 72.	TELECOMMUNICATION MEETINGS

Any Director may participate in a meeting of the Board or any committee of the Board by means of conference telephone or other telecommunications equipment by means of which all persons participating in the meeting can hear each other speak and such participation in a meeting shall constitute presence in person at the meeting.

~~72.~~ 73.	CHAIRMAN OF BOARD OF DIRECTORS

Subject to any appointment to the office of Chairman made pursuant to these Articles, the Directors may elect a chairman of their meetings and determine the period for which such Director is to hold office, but if no such chairman is elected or if at any meeting the chairman is unwilling to act or is not present within five minutes after the time appointed for holding the same the Directors present may choose one of their number to be chairman of the meeting.

~~73.~~ 74.	VALIDITY OF ACTS OF DIRECTORS

All acts done by any meeting of the Board or of a committee of Directors or by any person acting as a Director, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified from holding office or had vacated office, shall be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director and had been entitled to vote.

~~74.~~ 75.	DIRECTORS’ RESOLUTIONS AND OTHER DOCUMENTS IN WRITING

A resolution or other document in writing signed by all the Directors entitled to receive notice of a meeting of the Board or of a committee of the Board shall be as valid as if it had been passed at a meeting of the Board or (as the case may be) a committee of the Board duly convened and held and may consist of several documents in the like form each signed by one or more Directors, (counterparts) and such resolution or other document or documents when duly signed may be delivered or transmitted (unless the Board shall otherwise determine either generally or in any specific case) by facsimile transmission or some other similar means of transmitting the contents of documents.

CHAPTER 12

FINANCIAL YEAR, APPROPRIATION OF PROFITS AND LEGAL RESERVE

~~75.~~ 76.	ACCOUNTING YEAR

The accounting year of the Company shall commence on 1 January and shall end on 31 December in each year.

~~76.~~ 77.	LEGAL RESERVE

The Company shall be required to allocate a sum of at least five per cent (5%) of its annual net profits to a legal reserve, until such time as the legal reserve amounts  to ten per cent (10%) of the nominal value of the issued share capital of the Company. If and to the extent that this legal reserve falls below the said ten per cent (10%) amount, the Company shall allocate a sum of at least five per cent (5%) of its annual net profits to restore the legal reserve to the minimum amount required by law.

CHAPTER 13

DIVIDENDS

~~77.~~ 78.	DECLARATION OF DIVIDENDS

Subject to the provisions of the Law, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of Holders, in proportion to the number of Shares held by them, but no dividend shall exceed the amount recommended by the Board.

~~78.~~ 79.	INTERIM AND FIXED DIVIDENDS

~~78.1~~ 79.1
Subject to the provisions of the Law, the Board may declare and pay interim dividends if it appears to them that they are justified by the distributable reserves of the Company. If the share capital is divided into different classes, the Board may declare and pay interim dividends on Shares which confer deferred or non-preferred rights with regard to dividend as well as on Shares which confer preferential rights with regard to dividend, but subject always to any restrictions for the time being in force (whether as a matter of law, under these Articles, under the terms of issue of any Shares or under any agreement to which the Company is a party, or otherwise) relating to the application, or the priority of application, of the Company's profits available for distribution or to the declaration or as the case may be the payment of dividends by the Company. Subject as aforesaid, the Board may also pay at intervals settled by them any dividend payable at a fixed rate if it appears to them that the profits available for distribution justify the payment.  Provided the Board acts in good faith they shall not incur any liability to the Holders of ~~shares~~Shares conferring preferred rights for any loss they may suffer by the lawful payment of an interim dividend on any ~~shares~~Shares having deferred or non-preferred rights.

~~78.2~~ 79.2
For purposes of Article ~~78.1,~~79.1, the Board may, as it deems appropriate and at its absolute discretion, declare and pay a dividend in relation to any classes of Shares or in relation to all classes of Shares, provided always that all Shares within a particular class shall rank pari passu for dividends.

~~79.~~ 80.	RESERVES

The Board may before recommending any dividend, whether preferential or otherwise, propose to Holders to carry to reserve, in addition to the legal reserve set out in Article ~~76,~~77, out of the profits of the Company such sums as they think proper.  All sums standing to a reserve, other than the legal reserve set out in Article ~~76,~~78, may be applied from time to time, at the discretion of the Board for any purpose to which the profits of the Company may be properly applied and pending such application may, at the like discretion, either be employed in the business of the Company or invested in such investments as the Board may lawfully determine.  The Board may divide the reserve (other than the legal reserve set out in Article ~~76~~77) into such special funds as it thinks fit and may consolidate into one fund any special funds or any parts of any special funds into which the reserve may have been divided as they may lawfully determine.  The Board may also, without proposing to Holders to place the same to reserve, carry forward any profits which it may think prudent not to divide.

~~80.~~ 81.	APPORTIONMENT OF DIVIDENDS

Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid.  Subject as aforesaid, all dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the Shares during any portion or portions of the period in respect of which the dividend is paid; but, if any Share is issued on terms providing that it shall rank for dividend as from a particular date, such Share shall rank for dividend accordingly.  For the purposes of this Article, no amount paid on a Share in advance of calls shall be treated as paid on a Share.

~~81.~~ 82.	DEDUCTIONS FROM DIVIDENDS

The Board may deduct from any dividend or other moneys payable to any Holder in respect of a Share any moneys presently payable by such Holder to the Company in respect of that Share.

~~82.~~ 83.	DIVIDENDS IN SPECIE

A General Meeting declaring a dividend may direct, upon the recommendation of the Board, that it shall be satisfied wholly or partly by the distribution of assets (and, in particular, of paid up shares in the Company, debentures or debenture stock of any other company or in any one or more of such ways) and the Board shall give effect to such resolution. Where any difficulty arises in regard to the distribution, the Board may settle the same as it thinks expedient and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof in order to adjust the rights of all the parties and may determine that cash payments shall be made to any Holders upon the footing of the value so fixed and may vest any such specific assets in trustees.

~~83.~~ 84.	PAYMENT OF DIVIDENDS AND OTHER MONEYS

~~83.1~~ 84.1
Any dividend or other moneys payable in respect of any Share may be paid by cheque or warrant sent by post, as determined by the Board at the risk of the Holder or Holders entitled thereto, to the registered address of the Holder or, where there are joint Holders, to the registered address of that one of the joint Holders who is first named on the Register or to such person and to such address as the Holder or joint Holders may in writing direct.  Every such cheque or warrant shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company.  The Board may also, in circumstances which they consider appropriate, arrange for payment of dividends or any other payments to any particular Holder or Holders by electronic funds transfer, bank transfer or by any other method selected by the Board from time to time and in such event the debiting of the Company's account in respect of the appropriate amount shall be deemed a good discharge of the Company's obligations in respect of any payment made by any such methods.

~~83.2~~ 84.2
Any dividend or other payment to any particular Holder or Holders may be paid in such currency or currencies as may from time to time be determined by the Board under authority of the General Meeting, and any such payment shall be made in accordance with such rules and regulations (including, without limitation, in relation to the conversion rate or rates) as may be determined by the Board under the authority of the General Meeting, in relation thereto.

~~83.3~~ 84.3	Any joint Holder or other person jointly entitled to a Share as aforesaid may give receipts for any dividend or other moneys payable in respect of the Share.

~~84.~~ 85.	DIVIDENDS NOT TO BEAR INTEREST

No dividend or other moneys payable in respect of a Share shall bear interest against the Company unless otherwise provided by the rights attached to the Share.

CHAPTER 14

CAPITALISATION OF PROFITS AND RESERVES

~~85.~~ 86.	CAPITALISATION OF DISTRIBUTABLE PROFITS AND RESERVES

The Company in a General Meeting may resolve, upon the recommendation of the Board, that any sum for the time being standing to the credit of any of the Company's reserves (including any capital redemption reserve fund or share premium account, but excluding the legal reserve required to be maintained by the Law) or to the credit of the profit and loss account be capitalised and applied on behalf of the Holders who would have been entitled to receive that sum if it had been distributed by way of dividend and in the same proportions either in or towards paying up amounts for the time being unpaid on any Shares held by them respectively, or in paying up in full unissued shares or debentures of the Company of a nominal amount equal to the sum capitalised (such shares or debentures to be issued and distributed credited as fully paid up to and amongst such Holders in the proportions aforesaid) or partly in one way and partly in another, so, however, that the only purposes for which sums standing to the credit of the capital redemption reserve fund or the share premium account shall be applied shall be those permitted by the Law.

~~86.~~ 87.	IMPLEMENTATIONS OF CAPITALISATION ISSUES

Whenever such a resolution is passed in pursuance of the immediately preceding Article the Board shall make all appropriations and applications of the undivided profits resolved to be capitalised thereby and all issues of fully paid ~~shares~~Shares or debentures, if any, and generally shall do all acts and things required to give effect thereto with full power to the Board to make such provisions as it shall think fit for the case of ~~shares~~Shares or debentures becoming distributable in fractions (and, in particular, without prejudice to the generality of the foregoing, either to disregard such fractions or to sell the ~~shares~~Shares or debentures represented by such fractions and distribute the net proceeds of such sale to and for the benefit of the Company or to and for the benefit of the Holders otherwise entitled to such fractions in due proportions) and to authorise any person to enter on behalf of all the Holders concerned into an agreement with the Company providing for the issue to them respectively, credited as fully paid up, of any further ~~shares~~Shares or debentures to which they may become entitled on such capitalisation or, as the case may require, for the payment up by the application thereto of their respective proportions of the profits resolved to be capitalised of the amounts remaining unpaid on their existing Shares and any agreement made under such authority shall be binding on all such Holders.

CHAPTER 15

NOTICES

~~87.~~ 88.	NOTICES IN WRITING

Any notice to be given, served or delivered pursuant to these Articles shall be in writing.

~~88.~~ 89.	SERVICE OF NOTICES

~~88.1~~ 89.1
A notice (other than a notice convening a General Meeting) or document (including a share certificate) to be given, served or delivered in pursuance of these Articles may be given to, served on or delivered to any Holder by the Company:

~~88.1.1~~ 89.1.1	by handing same to such Holder or such Holder’s authorised agent; or

~~88.1.2~~ 89.1.2	by leaving the same at the registered address of such Holder; or

~~88.1.3~~ 89.1.3	by sending the same by the post in a pre-paid cover or by courier addressed to such Holder at the registered address of such Holder;

~~88.1.4~~ 89.1.4
by transmitting it by electronic means (including facsimile and electronic mail, but not by telephone) in accordance with the directions as may be given by such Holder to the Company for such purpose; or

89.1.5	~~88.1.5~~ in accordance with Article ~~88.8~~89.8

~~88.2~~ 89.2
Where a notice or document is given, served or delivered pursuant to sub-Article ~~88.1.1~~89.1.1 or ~~88.1.2,~~89.1.2, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the Holder or the authorised agent of such Holder, or left at the registered address of such Holder (as the case may be).

~~88.3~~ 89.3
Where a notice or document is given, served or delivered pursuant to sub-Article ~~88.1.3,~~89.1.3, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four hours after the cover containing it was posted.  In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

~~88.4~~ 89.4
Where a notice or document is given or delivered pursuant to sub-Article ~~88.1.4,~~89.1.4, the giving, service or delivery thereof shall deemed to have been effected at the time when same would be delivered in the ordinary course of transmission, and in proving such service, it shall be sufficient to prove that the notice was properly addressed and transmitted by electronic means.

~~88.5~~ 89.5
Notwithstanding any other provision of these Articles, a notice convening a General Meeting or a notice containing any documents applicable to, or relevant for the purposes of a General Meeting, shall either be sent:

~~88.5.1~~ 89.5.1	by registered post in a pre-paid cover addressed to such Holder at the registered address of such Holder on ten Clear Days’ notice; or

~~88.5.2~~ 89.5.2
sent by ordinary post in a pre-paid cover addressed to such Holder at the registered address of such Holder on ten Clear Days’ notice, and be published by insertion twice eight days apart and at least eight days before the General Meeting in the Mémorial and in a newspaper circulating in Luxembourg.

~~88.6~~ 89.6
If at any time by reason of the suspension or curtailment of postal services within Luxembourg, the Company is unable effectively to convene a General Meeting by notices sent through the post by registered mail, a General Meeting may be convened by a notice advertised twice in at least one leading national daily newspaper in Luxembourg and in the Mémorial at a minimum interval of eight days and eight days before the meeting and in that event such notice shall be deemed to have been duly served on all Holders entitled thereto at noon on the day on which the said advertisements shall appear. In any such case the Company shall (if or to the extent that in the opinion of the Board it is practical so to do) send confirmatory copies of the notice through the post to those Holders whose registered addresses are outside Luxembourg or are in areas of Luxembourg unaffected by such suspension or curtailment of postal services and if at least ninety-six hours prior to the time appointed for the holding of the meeting the posting of notices to Holders in Luxembourg, or any part thereof which was previously affected, has again in the opinion of the Board become practical the Board shall forthwith send confirmatory copies of the notice by post to such Holders. The accidental omission to give any such confirmatory copy of a notice of a meeting to, or the non-receipt of any such confirmatory copy by, any person entitled to receive the same shall not invalidate the proceedings at the meeting.

~~88.7~~ 89.7
Notwithstanding anything contained in this Article, the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction or other area other than Luxembourg.

~~88.8~~ 89.8
Save for the provisions of Article ~~88.5,~~89.5, to the extent permitted by the Law where a Holder indicates his consent (in a form and manner satisfactory to the Board) to receive information or documents by accessing them on a website rather than by other means, the Board may deliver such information or documents by notifying the Holder of their availability and including therein the address of the website, the place on the website where the information or document may be found and instructions as to how the information or document may be accessed on the website.

~~88.9~~ 89.9
In the case of information or documents delivered in accordance with Article ~~88.8,~~89.8, service shall be deemed to have occurred when (i) the Holder is notified in accordance with the Article, and (ii) the information or document is published on the website.

~~89.~~ 90.	SERVICE ON JOINT HOLDERS

A notice may be given by the Company to the joint Holders of a Share by giving the notice to the joint Holder whose name stands in the Register in respect of the Share and notice so given shall be sufficient notice to all the joint Holders.

~~90.~~ 91.	SERVICE ON TRANSFER OR TRANSMISSION OF SHARES

~~90.1~~ 91.1
Every person who becomes entitled to a Share shall be bound by any notice in respect of that Share which, before the name of such person is entered in the Register in respect of the Share, has been duly given to a person from whom such person derives title.

~~90.2~~ 91.2
Without prejudice to the provisions of these Articles, a notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Holder by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Holder, addressed to them at the address, if any, supplied by them for that purpose.  Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

~~90.3~~ 91.3
In addition to the provisions of Article ~~90.2,~~91.2, every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy or liquidator of a Holder shall be bound by a notice given as aforesaid if sent to the last registered address of such Holder, notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such Holder.

~~91.~~ 92.	SERVICE OF NOTICES ON THE COMPANY OR THE BOARD

~~91.1~~ 92.1	A notice to be given, served or delivered in pursuance of these Articles shall be given to, served on or delivered to the Company or the Board by any Holder:

~~91.1.1~~ 92.1.1	by handing it to an authorised person at the Office; or

~~91.1.2~~ 92.1.2
by sending it by post in a pre-paid cover addressed to the Chairman at the Office or at such other address for service of notices or documents of any kind as may be determined by the Board from time to time.

~~91.2~~ 92.2
Where a notice or document is given, served or delivered pursuant to sub-Article ~~91.1.1,~~92.1.1, the giving, service or delivery thereof shall be deemed to have been effected at the time it was handed to the said authorised person; provided, however, that no Holder shall be entitled to accept as authority of any authorised person for these purposes any evidence other than a document in writing to such effect duly signed on behalf of the Company by one of the Directors.

~~91.3~~ 92.3
Where a notice or document is given, served or delivered pursuant to sub-Article ~~91.1.2,~~92.1.2, the giving, service or delivery thereof on the Company or the Board (as the case may require) shall be deemed to have been effected only on receipt of such notice or document.

~~92.~~ 93.	SIGNATURE TO NOTICES

The signature to any notice to be given by the Company may be written or printed.

~~93.~~ 94.	DEEMED RECEIPT OF NOTICES

A Holder present, either in person or by proxy, at any General Meeting or any meeting of the Holders of any Class of Shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

CHAPTER 16

DISSOLUTION

~~94.~~ 95.	DISTRIBUTION ON DISSOLUTION

~~94.1~~ 95.1
The Company may be dissolved at any time by the Holders by means of a Special Resolution passed at an Extraordinary General Meeting of the Company. In the event of a dissolution of the Company, liquidation shall be carried out by one or more liquidators, who may be natural or legal persons, appointed by the General Meeting, which shall determine the powers and remuneration of such liquidators.

~~94.2~~ 95.2
If the Company shall be dissolved and the assets available for distribution among the Holders as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Holders in proportion to the capital paid up or credited as paid up at the commencement of the dissolution on the Shares held by them respectively. And if in a dissolution the assets available for distribution among the Holders shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the dissolution, the excess shall be distributed among the Holders in proportion to the capital at the commencement of the dissolution paid up or credited as paid up on the said Shares held by them respectively.  Provided that this Article shall not affect the rights of the Holders of Shares issued upon special terms and conditions.

~~94.3~~ 95.3
After payment of all debts and any charges against the Company and of the expenses of the liquidation, the net liquidation proceeds shall be distributed to the Holders in conformity with and so as to achieve on an aggregate basis the same economic result as the distribution rules set for dividend distributions

~~95.~~ 96.	DISTRIBUTION IN SPECIE

If the Company is dissolved, the liquidator(s), with the sanction of a Special Resolution, may divide among the Holders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and, for such purpose, may value any assets and determine how the division shall be carried out as between the Holders or different classes of Holders. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, such liquidator determines, but so that no Holder shall be compelled to accept any assets upon which there is a liability.

CHAPTER 17

MISCELLANEOUS

~~96.~~	~~STATUTORY AUDITOR~~

97.	AUDITORS AND ACCOUNTS

97.1
The Company may appoint an Independent Auditor for the purposes of auditing any financial statements and of making any filings requiring a report of such a firm under the United States securities laws and regulations and such financial statements and filings will be sent to or made available for inspection by Holders as required by such laws and regulations.

~~96.1~~ 97.2
~~Subject to the provisions of any applicable Law, the balance sheet and profit and loss account and any other~~The Company’s annual accounts and any consolidated financial statements as required ~~by Law~~ to be prepared ~~by the Company in respect of each financial year, (the~~ under the Law (“Accounts”) shall be drawn up in accordance with the applicable accounting standards and the Law, and such Accounts ~~and the Company~~ shall be audited at least once in every year by the Authorised Statutory Auditor~~.~~ in accordance with the requirements as determined by the Law.

~~96.2~~
~~At the Annual General Meeting or at a subsequent General Meeting in each year, an independent representative of the Holders shall be appointed by them as Statutory Auditor of the Accounts of the Company.~~

~~96.3~~	~~The Statutory Auditor shall conduct its audit of the Accounts of the Company, and its audit of the Company itself, in accordance with the requirements as determined by the Law.~~

~~96.4~~	~~The Statutory Auditor may be a Holder of Shares, but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Statutory Auditor of the Company.~~

~~96.5~~	~~The remuneration of the Statutory Auditor shall be fixed by the Holders at the General Meeting at which the Statutory Auditor is appointed.~~

~~96.6~~ 97.3
The ~~Statutory Auditor~~Auditors shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the ~~Statutory Auditor~~ Auditors may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

~~96.7~~ 97.4	The ~~report~~reports of the Authorised Statutory Auditor shall be distributed to the Holders with the notice convening the General Meeting, as such notice is provided for in these Articles.

~~96.8~~
~~If the office of Statutory Auditor becomes vacant by the resignation or death of the Statutory Auditor, or by the Statutory Auditor becoming incapable of acting by reason of illness or other disability at a time when the Statutory Auditor’s services are required, the Board shall, as soon as practicable, convene an Extraordinary General Meeting to fill the vacancy thereby created.~~

~~96.9~~
~~Such Accounts shall be kept at the Office, or subject to the provisions of the Law, at such place as the Board thinks fit, and shall be available for inspection by the Holders during normal business hours on any Business Day, with such reasonable restrictions as the Board may impose.~~

~~96.10~~
~~In the event that the criteria laid down by the Law are met, the Statutory Auditor in the form of a Commissaire shall be replaced by a “réviseur d’entreprises” to be appointed by the General Meeting from the members of the “Institut des Réviseurs d’Entreprises”~~

~~97.~~	~~INDEPENDENT AUDITOR~~

~~97.1~~
~~Save where the provisions of any Law provides otherwise, and in the sole discretion of the Board, in addition to any audit conducted by the Statutory Auditor, the financial statements of the Company, whether in the form of stand alone financial statements or consolidated financial statements (the “Financial Statements”) may be audited at least once every year by an Independent Auditor.~~

~~97.2~~	~~The Financial Statements may be prepared, in the discretion of the Board, using United States Generally Accepted Accounting Principals.~~

~~97.3~~	~~The Independent Auditor shall be appointed by the Board in its sole discretion, save that the Independent Auditor may not be a Director, Officer or employee of the Company.~~

~~97.4~~	~~The remuneration of the Independent Auditor shall be fixed by the Board at the meeting of Directors at which such Independent Auditor is appointed.~~

~~97.5~~
~~The Independent Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Independent Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.~~

~~97.6~~	~~The report of the Independent Auditor shall be distributed to the Holders with the notice convening the General Meeting, as such notice is provided for in these Articles.~~

~~97.7~~ 97.5
~~Such Financial Statements~~The Accounts shall be kept at the Office, or subject to the provisions of the Law, at such place as the Board thinks fit, and shall be available for inspection by the Holders during normal business hours on any Business Day, with such reasonable restrictions as the Board may impose.

98.	INDEMNITY

The Directors and other Officers (such term to include any person appointed to any committee by the Board) for the time being acting in relation to any of the affairs of the Company, any subsidiary thereof, and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company or any subsidiary thereof and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, PROVIDED THAT this indemnity shall not extend to any matter in respect of any fraud or dishonesty, gross negligence or wilful misconduct which may attach to any of the said persons.  Each Holder agrees to waive any claim or right of action such Holder might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any subsidiary thereof, PROVIDED THAT such waiver shall not extend to any matter in respect of any fraud or dishonesty, gross negligence or wilful misconduct which may attach to such Director or Officer.

99.	GOVERNING LAW

99.1	All matters not governed by these Articles shall be determined in accordance with the laws of the Grand Duchy of Luxembourg.

99.2
Notwithstanding anything contained in these Articles, the provisions of these Articles are subject to any applicable law and legislation, including the Law, except where these Articles contain provisions which are stricter than those required pursuant to any applicable law and legislation, including the Law.

99.3	Should any clause of these Articles be declared null and void, this shall not affect the validity of the other clauses of these Articles.

99.4	In the case of any divergences between the English and the French text, the English text will prevail.

11-238 Flagstone Reinsurance — Proxy Card Proof 4 — 03/15/11 — 16:10  PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT)  To commence printing on this proxy card please sign, date and fax this card to: 212-269-1116  SIGNATURE:_ ______ DATE:_______ TIME:________  RESTRICTED AREA - SCAN LINE  92721  FOLD AND DETACH HERE  YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.  To vote by mail, mark, sign and date your proxy card  and return it in the enclosed postage-paid envelope.  FLAGSTONE REINSURANCE  HOLDINGS S.A.  Mark Here for  Address  Change  or Comments  SEE REVERSE  NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  Signature Signature Date  Please mark your votes as  indicated in this example X  FOR AGAINST ABSTAIN  FOR AGAINST ABSTAIN  FOR AGAINST ABSTAIN  1. To elect four Class B directors to hold office until the 2014 annual general  meeting or until their respective successors have been duly elected or  appointed.  3. To approve the appointment of Deloitte &  Touche Ltd. (Bermuda) to serve as the  Company’s Independent Registered Public  Accounting Firm (the “Independent  Auditor”) for fiscal year 2011 and until our  2012 annual general meeting of  shareholders and to refer the determination  of the auditor’s remuneration to the Board  of Directors.  7. To approve, as required by Luxembourg law, the  consolidated financial statements of the Company  prepared in accordance with U.S. GAAP and the  annual accounts of the Company prepared in  accordance with Luxembourg GAAP, in each case  as at and for the year ended December 31, 2010  (together, the “Luxembourg Statutory Accounts”).  8. To approve, as required by Luxembourg law, the  Consolidated Management Report of the Board of  Directors on the business of the Company in relation  to the year ended December 31, 2010 and the  Authorized Statutory Auditor’s Reports on the  Luxembourg Statutory Accounts as at and for the  year ended December 31, 2010.  Will  Attend  Meeting  YES  9. To allocate, as required by Luxembourg law, the  Company’s results and part of its distributable reserves.  10. To grant a discharge to each of the current and past  directors and officers of the Company in respect to the  performance of their mandates during the year ended  December 31, 2010.  Special Business  4. To approve, as required by Luxembourg law, the  appointment of Deloitte S.A. (Luxembourg) to serve as  the Company’s réviseur d’entreprises agréé (the  “Authorized Statutory Auditor”) for the fiscal year 2011  and until our 2012 annual general meeting of  shareholders.  6. To conduct an advisory vote on the  frequency of holding future advisory votes  on executive compensation.  2. To elect certain individuals as Designated  Company Directors of certain of the  Company’s non-U.S. subsidiaries.  FOR AGAINST ABSTAIN  FOR  ALL  WITHHOLD  FOR  01 Gary Black ALL *EXCEPTIONS  02 Thomas Dickson  03 Jan Spiering  04 Wray T. Thorn  (INSTRUCTIONS: To withhold authority to vote for any  individual nominee, mark the “Exceptions” box above and  write that nominee’s name in the space provided below.)  *Exceptions 5. To conduct an advisory vote on executive  compensation.  12. To approve amendments to the Articles of  Incorporation (Statuts) to, among other things, (i) limit  the voting rights of certain of the Company’s U.S.  shareholders under limited circumstances, (ii) clarify  the roles of the Authorized Statutory Auditor and the  Independent Auditor, (iii) clarify the authority of the  Board of Directors of the Company to issue shares  upon the conversion of convertible debt, (iv) amend  the term “Warrant” and (v) change the date of the  Company’s annual general meetings.  1 year 2 years 3 years Abstain  Management recommends a vote for Shareholder approval every 3 years.  ELECTION OF DIRECTORS  11. To approve, as required by Luxembourg law, all interim  dividends declared since the Company’s last annual  general meeting of shareholders.  k213580:11-238 Flagstone Reinsurance PC 4 3/15/11 4:10 PM Page 1

11-238 Flagstone Reinsurance — Proxy Card Proof 4 — 03/15/11 — 16:10  RESTRICTED AREA - SIGNATURE LINES  RESTRICTED AREA - SCAN LINE  You can now access your Flagstone Reinsurance Holdings S.A. account online.  Access your Flagstone Reinsurance Holdings S.A. account online via Investor ServiceDirect® (ISD).  BNY Mellon Shareowner Services, the transfer agent for Flagstone Reinsurance Holdings S.A., now makes it  easy and convenient to get current information on your shareholder account.  • View account status • View payment history for dividends  • View certificate history • Make address changes  • View book-entry information • Obtain a duplicate 1099 tax form  Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess  For Technical Assistance Call 1-877-978-7778 between 9am-7pm  Monday-Friday Eastern Time  Investor ServiceDirect ®  Available 24 hours per day, 7 days per week  TOLL FREE NUMBER: 1-800-370-1163  Important notice regarding the Internet availability of proxy materials for the Annual Meeting of  Shareholders. The Proxy Statement and the 2010 Annual Report to Shareholders are available at:  http://ir.flagstonere.com/phoenix.zhtml?c=205986&p=proxy  FLAGSTONE REINSURANCE HOLDINGS S.A.  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS  FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS  OF FLAGSTONE REINSURANCE HOLDINGS S.A.  The undersigned hereby revoking all proxies granted, appoints E. DANIEL JAMES and DAVID A. BROWN, and each of them, with power of  substitution, as proxy of the undersigned, to attend the Annual General Meeting of Shareholders of Flagstone Reinsurance Holdings S.A. on May 12,  2011 and any adjournments thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as designated  on the reverse.  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS  PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, FOR  PROPOSAL 5, FOR PROPOSAL 6, FOR PROPOSAL 7, FOR PROPOSAL 8, FOR PROPOSAL 9, FOR PROPOSAL 10, FOR PROPOSAL 11,  FOR PROPOSAL 12. WHETHER OR NOT DIRECTION IS MADE, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXIES  UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OF SHAREHOLDERS.  Choose MLinkSM for fast, easy and secure 24/7 online access to your future  proxy materials, investment plan statements, tax documents and more. Simply  log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess  where step-by-step instructions will prompt you through enrollment.  FOLD AND DETACH HERE  92721  Address Change/Comments  (Mark the corresponding box on the reverse side)  BNY MELLON SHAREOWNER SERVICES  P.O. BOX 3550  SOUTH HACKENSACK, NJ 07606-9250  (Continued and to be marked, dated and signed, on the other side)  k213580:11-238 Flagstone Reinsurance PC 4 3/15/11 4:10 PM Page 2